ANNUAL REPORT APRIL 30, 1997

[Logo Omitted] ARK FUNDS

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TABLE OF CONTENTS

Letter to Shareholders                               1
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Money Market Overview                                2
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Management's Discussion & Analysis                   5
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Independent Auditor's Report                        24
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Statement of Net Assets                             25
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Statement of Assets and Liabilities                 65
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Statement of Operations                             66
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Statement of Changes in Net Assets                  68
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Financial Highlights                                72
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Notes to Financial Statements                       75
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This report and the financial  statements contained herein are submitted for the general  information  of the  shareholders  of the ARK Funds.  The report is not
authorized  for  distribution  to  prospective   investors  unless  preceded  or
accompanied by an effective prospectus for each of the Portfolios included. Shares in the Portfolios are not deposits or obligations of, or guaranteed or endorsed by The FMB Trust Co., N.A. or any depositary institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investing in the shares involves investment risks including the possible loss of principal amount invested.
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                                          APRIL 30, 1997 [ARK FUND LOGO OMITTED]

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                                                          Letter to Shareholders
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Dear Shareholder:

Both the economy and the financial markets have continued to confound skeptics over the last year. Now in its seventh consecutive year of expansion
(the third longest since the end of WWII), the U.S. economy has demonstrated remarkable resilience, and as of this date, there are few signs that a recession is imminent. With the expansion continuing at a moderate pace, benign inflation, corporate earnings growing, and money flowing into mutual funds, the investment stars have been almost perfectly aligned.
         It is the U.S. stock market that has been the real winner in this environment, with stocks of large multinationals providing the greatest reward to investors. Despite a bumpy ride, the fixed income markets have also generated solid "real" rates of return over the past year, although certainly much more modest than those achieved by equities.
         Recently, the Federal Reserve's concern that the economy might be too strong prompted them to launch a "preemptive strike" against inflation by raising the target rate on Federal Funds by 25 basis points. This latest action has produced quite a bit of uncertainty within the markets, and has fueled debate as to how much more rates will have to rise to ward off higher inflation and a "boom-bust" scenario.
         If further Fed tightening is modest, as we expect, the economic expansion should continue, and the risk of a severe decline in stocks would be reduced, although corrections are certainly to be expected. We do believe we will begin to see signs of slower growth during the latter part of 1997, and therefore expect interest rates to level off or even decline as we enter 1998. Looking forward, an environment of moderate economic growth, relatively low interest rates and benign inflation remains an excellent one for U.S. financial markets.
         The ARK Funds family continued to grow this fiscal year as a number of new Portfolios were introduced. The conversion of seven common trust funds to ARK mutual funds in November of 1996 substantially enhanced the portfolio lineup. New Institutional Class ARK Funds include: the Equity Income Portfolio, Mid-Cap Equity Portfolio, Stock Portfolio, Intermediate Fixed Income Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio. The Equity Income, Maryland Tax-Free and Pennsylvania Tax-Free Portfolios are also available in the Retail Class. We are looking forward to the introduction of the ARK Equity Index Portfolio which will be available in both the Institutional and Retail Class later this year.
         In closing, I would like to take this opportunity to thank you for investing in the ARK Funds. We look forward to helping you meet your financial goals in the years ahead.

         Sincerely,

         [Signature Omitted]


         JENNIFER W. LAMBDIN, CFA
         PRESIDENT AND CHIEF INVESTMENT OFFICER
         ALLIED INVESTMENT ADVISORS

[PHOTO OF JENNIFER W. LAMBDIN OMITTED]

JENNIFER W. LAMBDIN IS PRESIDENT AND CHIEF INVESTMENT OFFICER OF ALLIED INVESTMENT ADVISORS AND ITS PREDECESSOR SINCE 1991. SHE HAS OVER 20 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE.

                                                                               1

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--------------------------------------------------------------------------------
Money Market Overview
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[PHOTO OF JAMES M. HANNAN OMITTED]

James M. Hannan
Portfolio Manager

JAMES M. HANNAN HAS BEEN A PRINCIPAL OF ALLIED INVESTMENT ADVISORS AND ITS PREDECESSOR SINCE 1987 AND MANAGES OVER 2 BILLION DOLLARS OF MONEY MARKET ASSETS.

     Finally, after eight months of voting for a bias toward tightening monetary policy, the Federal Reserve raised short-term interest rates by 25 basis points at its March 25, 1997 Federal Open Market Committee (F.O.M.C.) meeting. This move marked the first change of monetary policy since January 31, 1996 when the Federal Reserve lowered the Federal Funds rate to 5.25%. The last tightening of monetary policy occurred on January 31, 1995. The Federal Reserve stated, "this action was taken in light of persisting strength in demand, which is progressively increasing the risk of inflationary imbalances developing in the economy which would eventually undermine the long expansion." Given the Federal Reserve's desire to be preemptive, we expect a further tightening of monetary policy if economic growth does not slow by early summer.
         Throughout the year, the ARK Funds money market portfolios continued to meet their investment objectives of providing preservation of principal, daily liquidity and current income. Each portfolio continued to outperform the appropriate IBC/ Donoghues' average yield as displayed in the respective performance charts.
         Our investment approach is to actively manage the Portfolios. The appropriate average maturity for each Portfolio is determined by considering our shareholders' liquidity needs, expected monetary policy, the slope of the yield curve, and implied forward interest rate analysis. Commercial paper and corporate securities are purchased from only those issuers that meet our stringent credit evaluation standards. The credit quality of each issuer on our approved list is monitored to ensure that high credit quality is maintained. Individual securities are then selected after the completion of a relative value analysis. We also seek to take advantage of short-lived market inefficiencies and trading opportunities.
         One example of our active management style with respect to average maturity decisions is very apparent when reviewing the ARK Funds U.S. Treasury Money Market Portfolio. This Portfolio's average maturity was reduced from 83 days on February 27th to 43 days on March 25th as we correctly anticipated the Federal Reserve raising short-term interest rates. Once the Federal Reserve tightened monetary policy, the average maturity of the Portfolio was lengthened to 62 days. This strategy allowed the Portfolio to purchase longer-dated securities at higher yields than were available prior to the Federal Reserve's tightening of monetary policy.
         We expect the Federal Reserve to tighten monetary policy at least once more in an attempt to slow economic growth and maintain the benign inflation environment. Given our outlook, our strategy is to be cautious while selectively purchasing longer-dated higher-yielding securities. Exposure to floating and variable rate instruments has also been increased. We will continue to actively manage the money market portfolios utilizing our conservative and highly disciplined relative value approach.

2

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                                          APRIL 30, 1997 [ARK FUND LOGO OMITTED]


================================================================================
Money Market Portfolio
Investment Objective:
The Money Market Portfolio seeks to maximize current income and provide liquidity and security of principal by investing in a broad range of short-term, high quality U.S. dollar-denominated debt securities. The Portfolio seeks to maintain a constant net asset value of $1.00 per share, although there is no guarantee that it will be able to do so.

Thirty-Day Yield Comparison

[Ark Funds Money Market Line Graph Omitted]

           ARK INST   IBC/DON INST   ARK RETAIL   IBC/DON RETAIL   ARK INST II

5/31/96     5.16          5.03         4.86           4.67           5.07
6/30/96     5.19          5.04         4.88            4.7           5.09
7/31/96     5.21          5.08         4.91           4.73           5.12
8/31/96     5.19          5.08         4.88           4.74           5.09
9/30/96      5.2           5.1         4.9            4.75           5.11
10/31/96    5.19           5.1         4.89           4.75            5.1
11/30/96    5.19          5.11         4.89           4.75            5.1
12/31/96    5.25          5.12         4.94           4.78           5.15
01/31/97    5.24          5.13         4.93           4.77           5.14
2/28/97     5.19          5.11         4.89           4.75            5.1
3/31/97     5.26          5.12         4.96           4.75           5.17
4/30/97      5.4          5.22         5.09           4.85            5.3

--Ark Funds Money Market Portfolio, Institutional Class
--IBC/Donoghue's Money Fund Average: First Tier Institutional-Only --ARK Funds Money Market Portfolio, Retail Class
--IBC/Donoghue's Money Fund Average: First Tier
--ARK Funds Money Market Portfolio, Institutional II Class

Maturity Distribution as of April 30, 1997

[Ark Funds Money Market Bar Graph Omitted]

1-7 Days 38%
8-14 Days 18%
15-30 Days 24%
31-60 Days 2%
61-90 Days 2%
91-30 Days 1%
181-397 Days 13%

================================================================================
Tax-Free Money Market Portfolio
Investment Objective:
The Tax-Free Money Market Portfolio seeks to provide a high level of interest income by investing primarily in high quality municipal obligations that are exempt from federal income taxes. The Portfolio seeks to maintain a constant net asset value of $1.00 per share, although there is no guarantee that it will be able to do so.

Thirty-Day Yield Comparison

[Ark Funds Tax Free Money Market Line Graph Omitted]


           ARK INST   IBC/DON INST   ARK RETAIL   IBC/DON RETAIL   ARK INST II
5/31/96      3.48          3.4          3.22           3.09           3.38
6/30/96      3.15         3.07           2.9           2.82           3.06
7/31/96       2.9         2.86          2.65           2.64           2.81
8/31/96      3.28         3.17          3.02           2.92           3.18
9/30/96      3.29         3.21          3.03           2.95           3.19
10/31/96     3.25         3.17          2.99           2.91           3.15
11/30/96     3.28         3.17          3.03           2.92           3.19
12/31/96     3.38         3.24          3.12           3.01           3.28
1/31/97      3.12         3.13          2.87           2.84           3.03
2/28/97      3.16         3.06          2.86           2.82           3.06
3/31/97      3.08         2.96          2.77           2.71           2.98
4/30/97      3.49         3.35          3.18           3.11           3.39

--ARK Funds Tax-Free Money Market Portfolio, Institutional Class
--IBC/Donoghue's Tax-Free Money Fund Average: Institutional-Only
--ARK Funds Tax-Free Money Market Portfolio, Retail Class
--IBC/Donoghue's Tax-Free Money Fund Average: Stockbroker & General Purpose --ARK Funds Tax-Free Money Market Portfolio, Institutional II Class

Maturity Distribution as of April 30, 1997

[Ark Funds Tax-Free Money Market BarGraph Omitted]

1-7 Days 66%
8-14 Days 0%
15-30 Days 6%
31-60 Days 6%
61-90 Days 5%
91-30 Days 7%
181-397 Days 10%

                                                                              3
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Money Market Overview (concluded)
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================================================================================
U.S. Government Money Market Portfolio
Investment Objective:
The U.S. Government Money Market Portfolio seeks to maximize current income and provide liquidity and security of principal by investing in instruments that are issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities, or in repurchase agreements backed by such instruments. The Portfolio seeks to maintain a constant net asset value of $1.00 per share, although there is no guarantee that it will be able to do so.

Thirty-Day Yield Comparison

[Ark Funds U.S. Government Money Market Line Graph Omitted]

                   Ark Inst            IBC/Don Inst            Ark Inst II
5/31/96              5.02                  4.87                   4.92
6/30/96              5.07                  4.92                   4.98
7/31/96              5.08                  4.93                   4.98
8/31/96              5.05                  4.93                   4.95
9/30/96              5.07                  4.94                   4.97
10/31/96             5.06                  4.92                   4.96
11/30/96             5.12                  4.98                   5.02
12/31/96             5.13                  4.97                   5.03
1/31/97               5.1                  4.97                   5.01
2/28/97              5.07                  4.95                   4.98
3/31/97              5.12                  4.99                   5.03
4/30/97              5.23                  5.08                   5.14

--ARK Funds U.S. Government Money Market Portfolio, Institutional Class --IBC/Donoghue's Money Fund Average: Government-Only Institutional-Only --ARK Funds U.S. Government Money Market Portfolio, Institutional II Class

Maturity Distribution as of April 30, 1997

[Ark Funds U.S. Government Money Market Bar Graph Omitted]

1-7 Days 52%
8-14 Days 0%
15-30 Days 6%
31-60 Days 15%
61-90 Days 12%
91-30 Days 12%
181-397 Days 3%

================================================================================
U.S. Treasury Money Market Portfolio
Investment Objective:
The U.S. Treasury Money Market Portfolio seeks to maximize current income and provide liquidity and security of principal by investing in instruments that are issued or guaranteed as to principal and interest by the U.S. government, and thus constitute direct obligations of the United States. The Portfolio seeks to maintain a constant net asset value of $1.00 per share, although there is no guarantee that it will be able to do so.

Thirty-Day Yield Comparison

[Ark Funds U.S. Treasury Money Market LineGraph Omitted]

           Ark inst  IBC/Don   Ark Retail   Ark Inst II
5/31/96      4.81     4.49        4.56         4.72
6/30/96      4.82     4.53        4.56         4.72
7/31/96      4.85     4.56        4.59         4.75
8/31/96      4.88     4.61        4.62         4.78
9/30/96       4.9     4.64        4.65         4.81
10/31/96     4.87     4.61        4.62         4.78
11/30/96      4.9     4.61        4.65          4.8
12/31/96     4.87     4.58        4.62         4.78
1/31/97      4.85     4.56        4.59         4.75
2/28/97      4.89     4.57        4.59          4.8
3/31/97      4.88     4.62        4.58         4.79
4/30/97      5.05     4.62        4.74         4.95

--ARK Funds U.S. Treasury Money Market Portfolio, Institutional Class --IBC/Donoghue's Money Fund Average: 100% U.S. Treasury
--ARK Funds U.S. Treasury Money Market Portfolio, Retail Class
--ARK Funds U.S. Treasury Money Market Portfolio, Institutional II Class

[Ark Funds Treasury Money Market BarGraph Omitted]

Maturity Distribution as of April 30, 1997

1-7 Days 0%
8-14 Days 1%
15-30 Days 25%
31-60 Days 30%
61-90 Days 6%
91-30 Days 36%
181-397 Days 2%

4

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                                          APRIL 30, 1997 [ARK FUND LOGO OMITTED]

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                                              Management's Discussion & Analysis
--------------------------------------------------------------------------------


================================================================================
Short-Term Treasury Portfolio
Investment Objective:
The Short-Term Treasury Portfolio seeks to provide current income with a secondary objective of stability of principal, by investing in instruments which are issued or guaranteed as to principal and interest by the U.S. government.

================================================================================
Portfolio Review and Outlook

[PHOTO OF JAMES M. HANNAN OMITTED]

JAMES M. HANNAN
Portfolio Manager

JAMES M. HANNAN HAS BEEN A PRINCIPAL OF ALLIED INVESTMENT ADVISORS AND ITS PREDECESSOR SINCE 1987 AND MANAGES OVER 2 BILLION DOLLARS OF MONEY MARKET ASSETS.

The ARK Funds Short-Term Treasury Portfolio's Institutional Class commenced operations on March 20, 1996. We also introduced a Retail Class of shares on September 9, 1996.
         During the fiscal year, two-year U.S. Treasury yields averaged 6%. The low yield for two- year U.S. Treasury notes was 5.58% and occurred at the end of November as the economy was showing signs of slowing and inflation remained well under control. The high yield was 6.54% on April 25, 1997. Short-term interest rates have generally been trending higher since early December as the economy revealed renewed signs of strength. The Federal Reserve raised short-term interest rates by 25 basis points at its March 25, 1997 F.O.M.C. meeting. This marked the first change of monetary policy since January 31, 1996 when the Federal Reserve lowered the Federal Funds rate to 5.25%. The last tightening of monetary policy occurred on January 31, 1995. Given the Federal Reserve's desire to be preemptive, we expect a further tightening of monetary policy if economic growth does not slow by early summer.
         Our approach is to actively manage the Portfolio. The average maturity of the Portfolio is lengthened when we anticipate a decline in short-term interest rates. Conversely, when we anticipate an upward movement in short-term interest rates, as we have been experiencing since December 1996, we shorten the average maturity of the Portfolio. We also seek to take advantage of short-lived market inefficiencies and trading opportunities.
         The Institutional Class of the Short-Term Treasury Portfolio returned 5.13% from May 1, 1996 to April 30, 1997, compared to 6.13% for the Lehman 1 - 3 Year Government Bond Index and 5.35% for the Lipper Short U.S. Treasury Funds Average. During this same period, the net asset value ranged between $10.08 and $9.93. As of April 30, 1997, the Portfolio had an average maturity of 1.5 years. The 30 day S.E.C. yield was 5.75%.
         The Retail Class of the Short-Term Treasury Portfolio returned 3.39% from September 9, 1996 to April 30, 1997. As of April 30, 1997, the 30 day S.E.C. yield was 5.50%.
         Looking forward in light of our expectation for higher short-term interest rates, we will maintain an average maturity of less than two years. However, once we believe that the Federal Reserve has raised short-term interest rates enough to allow us to assess the impact of the Fed's tighter monetary policy, our strategy will be to extend our average maturity to take advantage of longer-dated, higher-yielding securities.

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--------------------------------------------------------------------------------
Management's Discussion & Analysis (continued)
--------------------------------------------------------------------------------


================================================================================
Short-Term Treasury Portfolio
Performance as of 4/30/97
Institutional Class: Value of a $100,000 Investment

[Line Graph Omitted]

                   Ark                 Lehman                 Lipper
3/31/96          100000                100000                 100000
4/30/96          100110                100100                  99830
4/30/97          105246                106236                 105171

--ARK Funds Short-Term Treasury Portfolio, Institutional Class
--Lehman 1-3 Year Government Bond Index
--Lipper Short U.S. Treasury Funds Average

Retail Class: Value of a $10,000 Investment

[Line Graph Omitted]

                   Ark                 Lehman                 Lipper
9/30/96           10000                 10000                  10000
4/30/97           10283                 10339                  10293

--ARK Funds Short-Term Treasury Portfolio, Retail Class
--Lehman 1-3 Year Government Bond Index
--Lipper Short U.S. Treasury Funds Average

              Institutional Class                 Retail Class
           One Year Life of Portfolio     One Year Life of Portfolio

Cumulative
Total Returns    5.13%      5.30%                  N/A     3.39%

Average Annual
Total Returns    5.13%      4.75%                  N/A      N/A

Past performance of the Portfolio is not predictive of future performance. Institutional Class shares were offered beginning March 20, 1996. Retail Class shares were offered beginning September 9, 1996. The performance of the Lehman 1-3 Year Government Bond Index and the Lipper Short U.S. Treasury Funds Average does not include annual operating expenses which are incurred by the Portfolio. The performance reflected in the graphs begins at March 31, 1996 for the Institutional Class and at September 30, 1996 for the Retail Class. The performance reflected in the table begins at the inception dates.

================================================================================
Maryland Tax-Free Portfolio
Investment Objective:
The Maryland Tax-Free Portfolio seeks to provide high current income that is free from federal income tax and the Maryland state and county income taxes by investing primarily in investment-grade municipal securities.

================================================================================
Pennsylvania Tax-Free Portfolio
Investment Objective:
The Pennsylvania Tax-Free Portfolio seeks to provide high current income that is free from federal and Pennsylvania state income taxes by investing primarily in investment-grade municipal securities.

================================================================================
Portfolio Review and Outlook
Maryland & Pennsylvania Tax-Free Portfolios

[PHOTO OF SUSAN L. SCHNAARS OMITTED]

Susan L. Schnaars,
CPA, CFA
Portfolio Manager

SUSAN L. SCHNAARS HAS OVER TEN YEARS OF FIXED INCOME ANALYSIS AND PORTFOLIO MANAGEMENT EXPERIENCE. SHE IS A PRINCIPAL OF ALLIED INVESTMENT ADVISORS AND IS RESPONSIBLE FOR MANAGING SEVERAL LARGE INSTITUTIONAL ACCOUNTS.

The Institutional Class of the Maryland Tax-Free Portfolio was established on November 18, 1996 and for its fiscal period ended April 30, 1997 returned .89%. The Retail Class of the Maryland Tax-Free Portfolio was established on January 2, 1997 and for its fiscal period ended April 30, 1997 returned .63%.

                                          APRIL 30, 1997 [ARK FUND LOGO OMITTED]

         The Institutional Class of the Pennsylvania Tax-Free Portfolio was established on November 18, 1996 and for its fiscal period ended April 30, 1997 returned 1.32%. The Retail Class of the Pennsylvania Tax-Free Portfolio was established on January 2, 1997 and for its fiscal period ended April 30, 1997 returned .60%.
         Over the past twelve months, municipal investments have only slightly underperformed their taxable counterparts on an absolute basis; however, on an after-tax basis they have substantially outperformed. Yields on municipal securities, like taxables, have traded for the past twelve months in a narrow range, with longer-term rates actually falling approximately 10 basis points. After the issue of tax reform faded in early 1996, performance of the municipal market has been aided by the narrowing of the trading relationship between municipals and U.S. Treasuries. The market has recovered from trading at close to 90% of the Treasury market just over a year ago to trading its "normal" 75-80% of U.S. Treasuries.
         With the back-up in municipal rates due to tax reform concerns early last year, we lengthened the duration of the Portfolios, taking advantage of the situation on an after-tax basis. The two Portfolios continue to focus on issues specific to their respective states, with little to no exposure to the AMT sector. As the market has traded in a narrow range over the past year and with our near-term expectation for higher interest rates, our primary focus in the Portfolios has been to gain call protection where appropriate. This has been accomplished by purchasing high coupon bonds that have a reduced likelihood of being called, and by purchasing somewhat higher yielding issues with special situations. The maturity focus of the Portfolios continues to be in the 15-20 year sector.
         We are closely watching the effects that reform will begin to have on the state and local governments as responsibilities, such as welfare reform, are shifted away from the federal government. Healthcare reform, although dead for most of 1996, will most likely come into play again in 1997. The surge in hospital mergers that has occurred over the past several years should continue to prove positive for some select hospitals and healthcare organizations. In Pennsylvania, we will be watching to see what the impact on county budgets will be due to recent court decisions declaring unconstitutional the personal property tax that is levied by many counties. We continue to expect the municipal market to perform well relative to taxable bonds, as demand from insurance companies and retail investors alike will most likely continue to outweigh new issuance supply.

--------------------------------------------------------------------------------
Management's Discussion & Analysis (continued)
--------------------------------------------------------------------------------


================================================================================
Maryland Tax-Free Portfolio
Performance as of 4/30/97

Institutional Class: Value of a $100,000 Investment

[Line Graph Omitted]

              Ark      Lehman 7 yr     Lehman 10 yr      Lipper
11/30/96    100000       100000           100000         100000
4/30/97     100115       100106           100262          99926

--ARK Funds Maryland Tax-Free Portfolio, Institutional Class
--Lehman 10 Year Municipal Bond Index
--Lehman 7 Year Municipal Bond Index
--Lipper Maryland Municipal Debt Funds Average

Retail Class: Value of a $10,000 Investment

[Line Graph Omitted]

             Ark      Lehman 7 yr    Lehman 10 yr       Lipper
1/31/97     10000        10000           10000           10000
4/30/97     10021        10004           10032           10034

--ARK Funds Pennsylvania Tax-Free Portfolio, Retail Class
--Lehman 10 Year Municipal Bond Index
--Lehman 7 Year Municipal Bond Index
--Lipper Maryland Municipal Debt Funds Average

                 Institutional Class                      Retail Class
               One Year   Life of Portfolio        One Year    Life of Portfolio

Cumulative
Total Returns     N/A          0.89%                 N/A            0.63%

Past performance of the Portfolio is not predictive of future performance. Institutional Class shares were offered beginning November 18, 1996. Retail Class shares were offered beginning January 2, 1997. Performance for the Retail Class excludes the maximum 4.50% sales charge which has been waived since inception. The performance of the Lehman 7 and 10 Year Municipal Bond Indexes and the Lipper Maryland Municipal Debt Funds Average does not include annual operating expenses which are incurred by the Portfolio. The performance reflected in the graphs begins at November 30, 1996 for the Institutional Class and at January 31, 1997 for the Retail Class. The performance reflected in the table begins at the inception dates.

================================================================================
Pennsylvania Tax-Free Portfolio
Performance as of 4/30/97
Institutional Class: Value of a $100,000 Investment

[Graphic Omitted]

             Ark      Lehman 7 yr   Lehman 10 yr     Lipper
11/30/96   100000       100000         100000        100000
4/30/97    100145       100106         100262        100056

--ARK Funds Pennsylvania Tax-Free Portfolio, Institutional Class
--Lehman 10 Year Municipal Bond Index
--Lehman 7 Year Municipal Bond Index
--Lipper Pennsylvania Municipal Debt Funds Average

Retail Class: Value of a $10,000 Investment

[Line Graph Omitted]

             Ark      Lehman 7 yr    Lehman 10 yr       Lipper
11/30/96    10000        10000           10000           10000
4/30/97     10011        10004           10032           10038

--ARK Funds Pennsylvania Tax-Free Portfolio, Retail Class
--Lehman 10 Year Municipal Bond Index
--Lehman 7 Year Municipal Bond Index
--Lipper Pennsylvania Municipal Debt Funds Average

                Institutional Class                    Retail Class
             One Year    Life of Portfolio      One Year    Life of Portfolio

Cumulative
Total Returns  N/A            1.32%                N/A            0.60%

Past performance of the Portfolio is not predictive of future performance. Institutional Class shares were offered beginning November 18, 1996. Retail Class shares were offered beginning January 2, 1997. Performance for the Retail Class excludes the maximum 4.50% sales charge which has been waived since inception. The performance of the Lehman 7 and 10 Year Municipal Bond Indexes and the Lipper Pennsylvania Municipal Debt Funds Average Debt Funds Average does not include annual operating expenses which are incurred by the Portfolio. The performance reflected in the graphs begins at November 30, 1996 for the Institutional Class and at January 31, 1997 for the Retail Class. The performance reflected in the table begins at the inception dates.

                                          APRIL 30, 1997 [ARK FUND LOGO OMITTED]


================================================================================
Income Portfolio
Investment Objective:
The Income Portfolio seeks to provide a high level of current income, with a secondary objective of capital growth consistent with reasonable risk, by investing primarily in a broad range of fixed-income securities.

================================================================================
Portfolio Review and Outlook

[PHOTO OF STEVEN M. GRADOW OMITTED]

Steven M. Gradow
Co-Portfolio Manager

STEVEN M. GRADOW HAS OVER FOURTEEN YEARS OF FIXED INCOME PORTFOLIO MANAGEMENT EXPERIENCE. HE IS A MANAGING DIRECTOR OF ALLIED INVESTMENT ADVISORS.

[PHOTO OF SUSAN L. SCHNAARS OMITTED]

Susan L. Schnaars,
CPA, CFA
Co-Portfolio Manager

SUSAN L. SCHNAARS HAS OVER TEN YEARS OF FIXED INCOME ANALYSIS AND PORTFOLIO MANAGEMENT EXPERIENCE. SHE IS A PRINCIPAL OF ALLIED INVESTMENT ADVISORS AND IS RESPONSIBLE FOR MANAGING SEVERAL LARGE INSTITUTIONAL ACCOUNTS.

Over the past twelve months, interest rates followed a roller coaster ride. From a low of 6% at the beginning of the fiscal year, the 30-year Treasury hit a high of 7.2% in July, fell to 6.3% in November, and then rose to 7.1% in April of this year. As a result, bond prices, which move in the opposite direction of interest rates, showed little change in price at the end of the period, and investment return basically came from the coupon income.
         During the period May 1, 1996 to April 30, 1997, the Institutional Class of the Income Portfolio returned 6.51% and the Retail Class returned 6.32%. This compares with a return of 6.46% for the Lipper Corporate Debt A-Rated Funds Average and 7.08% for the Lehman Aggregate Bond Index. Since inception on July 16, 1993, the Institutional Class has had a cumulative total return of 22.97% versus 22.79% for the Lehman Aggregate Bond Index. Since inception on April 12, 1994, the Retail Class has had a cumulative total return of 21.89%.
         With the economy entering its seventh year of expansion and inflation under 3%, Federal Reserve monetary policy was unchanged until March 1997 when the F.O.M.C. decided on a slight increase in the overnight Federal Funds target rate. This was the first increase in over two years and might be considered an insurance policy to keep the economy from over-heating. Preliminary data for the first quarter indicate continuing strength above the 2-21/2% trendline, with consumer spending and inventory replenishment important contributors to that growth. At the same time, unemployment of 4.9% is the lowest rate experienced since the early 1970's.
         In the absence of any sign of an economic slowdown, the Fed could take additional action to increase interest rates. History shows that the Fed usually moves in two or three steps rather than the one step taken in March. Our outlook is for the long Treasury bond rates to rise to the 7.3% level in the near term and for the Federal Funds rate to be near 6% by year-end. A slowdown in economic growth during the second half of 1997 could keep a lid on long-term rates.
         We have maintained a somewhat defensive position in the Portfolio, with an emphasis on securities with shorter maturities and higher coupons. We continue to overweight medium-grade corporate bonds with a bias towards less cyclical industries. Over the next six to twelve months, we expect to reduce our exposure to this sector and upgrade overall quality. The mortgage market appears neutral at this time. We expect volatility to increase and will look to add mortgages once volatility stabilizes.
         Based upon our economic and interest rate outlook, price appreciation in bonds is not expected to occur until the second half of 1997. As interest rates remain in a band between 6.75% and 7.30%, we expect our selective credit decisions and sector weightings to provide the greatest contribution to Portfolio returns.

--------------------------------------------------------------------------------
Management's Discussion & Analysis (continued)
--------------------------------------------------------------------------------

================================================================================
Income Portfolio
Performance as of 4/30/97
Institutional Class: Value of a $100,000 Investment

[Line Graph Omitted]

                Ark Inst               Lehman                 Lipper
7/31/93          100000                100000                 100000
4/30/94           99836                 98354                  97801
4/30/95          106355                105563                 103728
4/30/96          115353                114673                 111829
4/30/97          122862                122792                 119053

--ARK Funds Income Portfolio, Institutional Class
--Lehman Aggregate Bond Index
--Lipper Corporate Debt A-Rated Debt Funds Average

Retail Class: Value of a $10,000 Investment

[Line Graph Omitted]

          Ark Retail    Ark with load     Lehman        Lipper
4/30/94     100000          95500         100000        100000
4/30/95     106230         101450         107330        106060
4/30/96     114877         109708         116593        114343
4/30/97     122137         116641         124847        121730

--ARK Funds Income Portfolio, Retail Class
--Lehman Aggregate Bond Index
--Lipper Corporate Debt A-Rated Funds Average

                     Institutional Class                Retail Class
               One Year    Life of Portfolio     One Year     Life of Portfolio
Cumulative
Total Returns    6.51%          22.97%             6.32%          21.89%
Average Annual
Total Returns    6.51%           5.61%             6.32%           6.71%

Past performance of the Portfolio is not predictive of future performance. Institutional Class shares were offered beginning July 16, 1993. Retail Class shares were offered beginning April 12, 1994. Performance for the Retail Class excludes the maximum 4.50% sales charge which has been waived since inception. The performance of the Lehman Aggregate Bond Index and the Lipper Corporate Debt A-Rated Funds Average does not include annual operating expenses which are incurred by the Portfolio. The performance reflected in the graphs begins at July 31, 1993 for the Institutional Class and at April 30, 1994 for the Retail Class. The performance reflected in the table begins at the inception dates.

================================================================================
Intermediate Fixed Income Portfolio
Investment Objective:
The Intermediate Fixed Income Portfolio seeks to provide current income consistent with preservation of capital by investing primarily in intermediate-term fixed income securities.

================================================================================
Portfolio Review and Outlook

[PHOTO OF SUSAN L. SCHNAARS OMITTED]

Susan L. Schnaars,
CPA, CFA
Co-Portfolio Manager

SUSAN L. SCHNAARS HAS OVER TEN YEARS OF FIXED INCOME ANALYSIS AND PORTFOLIO MANAGEMENT EXPERIENCE. SHE IS A PRINCIPAL OF ALLIED INVESTMENT ADVISORS AND IS RESPONSIBLE FOR MANAGING SEVERAL LARGE INSTITUTIONAL ACCOUNTS.

[PHOTO OF STEVEN M. GRADOW OMITTED]


Steven M. Gradow
Co-Portfolio Manager

STEVEN M. GRADOW HAS OVER FOURTEEN YEARS OF FIXED INCOME PORTFOLIO MANAGEMENT EXPERIENCE. HE IS A MANAGING DIRECTOR OF ALLIED INVESTMENT ADVISORS.

The Institutional Class of the Intermediate Fixed Income Portfolio was established on November 18, 1996 and for its fiscal period ended April 30, 1997 returned .78%. For the first four months of 1997, the Portfolio returned 0.95% versus 0.75% for the Lipper Intermediate Investment Grade Debt Funds Average.
  It was beginning to appear that the Fed's soft-landing scenario was coming to an end last year,

                                          APRIL 30, 1997 [ARK FUND LOGO OMITTED]

as growth during 1996 and the early part of 1997 was reported to be stronger than expected. An extremely tight labor market and intermittent hints of potential inflation gave rise to higher interest rates, first forced by the bond market alone in 1996, and finally by the Federal Reserve in late March 1997, with a 25 basis point short-term rate hike. Although long-term rates (10 and 30 year) are relatively unchanged from where they stood one year ago, short-term rates are at least a 1/4 of a point higher, causing the yield curve to flatten to 68 basis points. Ten-year rates traded in a range of 6.05 to 7.10%, ending the period unchanged from a year ago at 6.70%.
         For the near term, we believe that the Federal Reserve will most likely increase short-term rates by another 25 basis points in an effort to curb inflation and cool the economy. During the second half of the year, we expect to see some signs of an economic slowdown due to higher rates, a strong dollar, and continued weakness among our foreign trading partners. At that point, we anticipate that short-term rates will stabilize and that longer-term rates will fall to the lower end of their 1996 trading range. As the stock market struggles with higher interest rates and the Federal Reserve appears to be interested in the excesses of the markets, we may also see higher demand for fixed income securities, fueling the rally even further.
         The performance of the Portfolio over the past months has been enhanced by its overweighting in select corporate issues, as well as exposure to the asset- and mortgage-backed sectors. A defensive posture helped in times of volatile rates and a slightly longer duration stance supported returns during sporadic market rallies.
         At this time, we continue to remain defensive in the Portfolio with a bias toward shorter securities and higher coupons to mitigate principal declines as interest rates rise. Focus in the corporate sector continues to be in specific issuers as opposed to general industries. Longer-term we expect to lower our corporate exposure if higher interest rates and a strong dollar begin to challenge corporate profits. Exposure to the mortgage market continues to be in well-structured CMO products, as well as current coupon 15-year pass-through securities.

================================================================================
Intermediate Fixed Income Portfolio
Performance as of 4/30/97

Institutional Class: Value of a $100,000 Investment

[Line Graph Omitted]

                   Ark                 Lehman                 Lipper
11/30/96         100000                100000                 100000
4/30/97          100267                100551                  99842

--ARK Funds Intermediate Fixed Income Portfolio, Institutional Class --Lehman Intermediate Government Bond Index
--Lipper Intermediate Investment Grade Debt Funds Average

                              Institutional Class
                        One Year      Life of Portfolio

Cumulative
Total Returns              N/A             0.78%

Past performance of the Portfolio is not predictive of future performance. Institutional Class shares were offered beginning November 18, 1996. The performance of the Lehman Intermediate Government Bond Index and the Lipper Intermediate Investment Grade Debt Funds Average do not include annual operating expenses which are incurred by the Portfolio. The performance reflected in the graph begins at November 30, 1996. The performance reflected in the table begins at the inception date.

--------------------------------------------------------------------------------
Management's Discussion & Analysis (continued)
--------------------------------------------------------------------------------


================================================================================
Balanced Portfolio
Investment Objective:
The Balanced Portfolio seeks to provide long-term total returns from both capital appreciation and current income by investing in a diversified portfolio of stocks, debt securities and cash equivalents.
================================================================================

[PHOTO OF CHARLES E. KNUDSEN III OMITTED]

Charles E. Knudsen III,
CFA
Co-Portfolio Manager

CHARLES E. KNUDSEN III HAS BEEN A PRINCIPAL OF ALLIED INVESTMENT ADVISORS AND ITS PREDECESSOR SINCE 1987. HE PROVIDES EQUITY RESEARCH FOR SEVERAL INDUSTRY GROUPS.

[PHOTO OF CHRISTOPHER E. BAGGINI OMITTED]

Christopher E. Baggini,
CFA
Co-Portfolio Manager

CHRISTOPHER E. BAGGINI HAS OVER TWELVE YEARS OF INVESTMENT MANAGEMENT EXPERIENCE. HE IS A PRINCIPAL OF ALLIED INVESTMENT ADVISORS.

The stock markets continued to confound the naysayers during the fiscal year ended April 30, 1997. Every week a new warning was issued declaring the end of the bull market. And there were times when it felt like the end might be near. In fact, the stock market experienced two 10%+ declines during the past twelve months. But each correction seemed to spawn new buying interest just when the mood was darkest. While the popular indexes, like the S&P 500 and Dow Jones Industrial Average, surged higher, they were driven by a relatively narrow group of larger companies. The average stock experienced a more modest advance, and small stocks were generally lower. Bond yields suffered several turns up and then down, but ended the period about where they started, which provided a return about equal to the interest income.
         The Balanced Portfolio's investment results reflected the volatile nature of the markets. Although the Portfolio's return for the full year lagged its benchmark, almost all of the damage occurred during last summer, when we experienced the first market correction. However, over the past six months, the Portfolio has outperformed the Lipper Flexible Portfolio Funds Average.
         Perhaps the biggest issue facing investors today is the uncertainty surrounding the Federal Reserve and its recent hike in interest rates. The fear is that higher rates are on the horizon which will kill the economic expansion and the bull market. We expect any future Fed action to be modest at worst, meaning we expect them to increase rates by no more than 1%. If we are correct, then the economy and the capital markets should be fine. Regardless, we view the Fed's explicit preemptive attack on inflation as very positive long-term for financial assets, although it does increase the near term uncertainty.
         Looking forward, the Portfolio will continue to seek superior returns while controlling risk by investing in a balance of stocks and bonds. We see nothing that would prompt us to change our allocation strategy that favors stocks over bonds and cash. Certainly the economic slowdown that we expect in the second half will put pressure on corporate earnings. In addition, valuations are not particularly attractive, although neither are they overly rich. However, we feel the combination of slow growth, stable inflation, low interest rates and continued cash flows into mutual funds will all support equities. And perhaps most important, U.S. companies have regained the lead internationally in a variety of industries and are benefitting from the development of many emerging countries.
         As we search for potential investments in the Portfolio, we are most keenly interested in the underlying trend of a company's profits. Although the technology sector has suffered its own mini-bear market recently, we still believe that the secular forces are positive for the leaders in that group. In addition, a large portion of the Portfolio is invested in companies that have well-known brands which are being expanded globally. This should help

                                          APRIL 30, 1997 [ARK FUND LOGO OMITTED]

insulate some of their earnings should an economic slowdown develop in the United States. During this time of uncertainty, our focus on quality companies with quality managements will be critical.

================================================================================
Balanced Portfolio
Performance as of 4/30/97
Institutional Class: Value of a $100,000 Investment

[Line Graph Omitted]

             Ark         S&P        Lehman       Lipper
7/31/93    100000      100000       100000       100000
4/30/94    103771      102680        98354       102162
4/30/95    107663      120587       105563       111203
4/30/96    130164      156992       114673       133966
4/30/97    140382      196429       122792       149587

--ARK Funds Balanced Portfolio, Institutional Class
--S&P 500 Composite Index
--Lehman Aggregate Bond Index
--Lipper Flexible Portfolio Funds Average

Retail Class: Value of a $10,000 Investment

[Line Graph Omitted]

           Ark Retail        S&P       Lehman       Lipper
3/31/94      100000        100000      100000       100000
4/30/94      100590        101280       99200       100180
4/30/95      103940        118943      106471       109046
4/30/96      124967        154852      115660       131368
4/30/97      134539        193751      123849       146685

--ARK Funds Balanced Portfolio, Retail Class
--S&P 500 Composite Index
--Lehman Aggregate Bond Index
--Lipper Flexible Portfolio Funds Average

                      Institutional Class                 Retail Class
                 One Year    Life of Portfolio     One Year    Life of Portfolio

Cumulative
Total Returns      7.85%          40.10%             7.66%          28.46%

Average Annual
Total Returns      7.85%           9.31%             7.66%           8.30%

Past performance of the Portfolio is not predictive of future performance. Institutional Class shares were offered beginning July 16, 1993. Retail Class shares were offered beginning March 9, 1994. Performance for the Retail Class excludes the maximum 4.75% sales charge which has been waived since inception. The performance of the S&P 500 Composite Index, Lehman Aggregate Bond Index and the Lipper Flexible Portfolio Funds Average does not include annual operating expenses which are incurred by the Portfolio. The performance reflected in the graphs begins at July 31, 1993 for the Institutional Class and at March 31, 1994 for the Retail Class. The performance reflected in the table begins at the inception dates.

================================================================================
Equity Income Portfolio
Investment Objective:
The Equity Income Portfolio seeks to provide a moderate level of current income and growth of capital by investing primarily in high-quality, income-producing common stocks.
================================================================================
Portfolio Review and Outlook

[PHOTO OF CLYDE L. RANDALL OMITTED]

Clyde L. Randall, CFA
Co-Portfolio Manager

CLYDE L. RANDALL HAS OVER 14 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE. HE IS A PRINCIPAL OF ALLIED INVESTMENT ADVISORS.

[PHOTO OF ALLEN J. ASHCROFT OMITTED]

Allen J. Ashcroft
Co-Portfolio Manager

ALLEN J. ASHCROFT HAS OVER 18 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE. HE IS A PRINCIPAL OF ALLIED INVESTMENT ADVISORS.

The ARK Funds Equity Income Portfolio was introduced on November 18, 1996 after more than ten years as a common trust fund. The Portfolio invests primarily in income-producing common stocks and seeks a combination of above-average current yield and long-term capital appreciation. From its inception date to the end of the fiscal year, the Portfolio returned 7.88% versus 7.0% for the Lipper Equity Income Funds Average.

     On April 30th, the Portfolio was almost fully invested, with 91% in common stocks, 8% in convertibles and 1% in cash equivalents. It has significant investments in financials, utilities and energy sectors

--------------------------------------------------------------------------------
Management's Discussion & Analysis (continued)
--------------------------------------------------------------------------------


================================================================================
Equity Income Portfolio (continued)

-- areas which have above-average payout ratios and current yields.
However, we seek broad representation among the major sectors of the stock market. In most areas, we can find a group of stocks which meet our criteria. An exception is technology, where we have only a small position. During the Portfolio's initial period, we have not made significant reallocations among our sectors.
         The largest contributors to the Portfolio's performance have come from the financial and consumer growth sectors. Great Western, Norwest, Hartford, Abbott Labs and Aetna (convertible) have been our strongest stocks. Another significant contributor has been Telefonica de Espana, which is having great success growing its core business in Spain and investing in Latin America.
         Laggards in the Portfolio, all for company-specific reasons, have included Enron Oil & Gas (convertible), Lockheed Martin, EDS and Allegheny Power. We continue to review each of these situations.
         Our security selection process seeks stocks which have a combination of above-average current yield and dividend growth rate, or which have an above-average yield and appear undervalued by other criteria as well. We want to own stocks which have high yields for the right reasons: they have generous, sustainable payouts and are undervalued, rather than having burdensome, unsustainable payouts and average or high valuations. We sell stocks when their prospects change or if their yields fall to a point where they are a source of funds for a higher-yielding substitute (thereby raising the Portfolio's yield).
         Investing  in  stocks  with  higher  yields  has  become   increasingly
difficult over this long stock market cycle. The S&P 500 yielded 5.4% at the end of 1981 and reached a low of 2.2% at the end of 1995. The index's payout ratio averaged about 50% through 1993, but has fallen to 37% over the past three years. The stock market's complexion has changed during the cycle as energy and utilities have underperformed, and technology and other growth industries have excelled. The consumer growth industries are now the largest contributors to the market's yield, while financials have doubled their share to 15%. Another factor in the market's falling payout has been the trend towards using free cash flow to repurchase stock rather than raising dividends. As stock valuations increase, and the returns on buybacks thereby diminish, we hope to see dividend increases resume as an alternative.
         We are pleased with the character and returns of the Portfolio to date and believe that it can provide a strong core holding for investors seeking a more conservative equity position.
================================================================================
Equity Income Portfolio
Performance as of 4/30/97
Institutional Class: Value of a $100,000 Investment

[Line Graph Omitted]

                   Ark                   S&P                  Lipper
11/30/96         100000                100000                 100000
4/30/97          104419                106644                 104192

--ARK Funds Equity Income Portfolio, Institutional Class
--S&P 500 Composite Index
--Lipper Growth Funds Average

                            Institutional Class
                        One Year    Life of Portfolio

Cumulative
Total Returns              N/A           7.88%

Past performance of the Portfolio is not predictive of future performance. Institutional Class shares were offered beginning November 18, 1996. The performance of the S&P 500 Composite Index and Lipper Equity Income Funds Average do not include annual operating expenses which are incurred by the Portfolio. The performance reflected in the graph begins at November 30, 1996. The performance reflected in the table begins at the inception date.

                                          APRIL 30, 1997 [ARK FUND LOGO OMITTED]

================================================================================
Blue Chip Equity Portfolio
Investment Objective:
The Blue Chip Equity Portfolio seeks to provide long-term capital appreciation by investing primarily in equity securities of established, large capitalization companies.

================================================================================
Portfolio Review and Outlook

[PHOTO OF CLYDE L. RANDALL OMITTED]

Clyde L. Randall, CFA
Co-Portfolio Manager

CLYDE L. RANDALL HAS OVER 14 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE. HE IS A PRINCIPAL OF ALLIED INVESTMENT ADVISORS.

[PHOTO OF Allen J. Ashcroft OMITTED]

Allen J. Ashcroft
Co-Portfolio Manager

ALLEN J. ASHCROFT HAS OVER 18 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE. HE IS A PRINCIPAL OF ALLIED INVESTMENT ADVISORS.

The Institutional Class of the Blue Chip Equity Portfolio was established on April 1, 1996. Over this thirteen-month period, the Portfolio has been a consistent performer. The Portfolio appreciated 24.41% in its first full fiscal year ended April 30, 1997. This performance bettered the Lipper Growth Funds Average which was up 12.5%, and was slightly behind the S&P 500, which appreciated 25.1%.
         The Portfolio's investments were particularly aided by a strong U.S. equity market, which for a second fiscal year in a row generated better than a 20% total return, and which favored the larger capitalization companies in the Portfolio's universe. While significant daily swings in the market's value have become common over the past several months, we continue to be comfortable holding these securities. Our strategy is to own a broad spread (by industry) of major companies. We have added to this group a few non-U.S. companies which meet our criteria. Broadly, we are long-term investors with a growth orientation but we remain conscious of valuation, particularly after the market's high returns over the past two years. Our primary criteria remains a strong business franchise, broad market reach and financial staying power.
         At  April  30th,  the  Portfolio's   largest   contributors  have  been
Microsoft, Philips Electronics, Procter & Gamble, Coca-Cola and Abbott Labs. While there are always temporary rotations of interest among the major sectors of the stock market, we find that over longer periods, our best performers always come from a diverse group of industries. We carefully review holdings which have underperformed over a significant period but will retain stocks where the business fundamentals are intact and where there are good prospects for better performance.
         As we write, the S&P 500 has reached a new high and is trading at 19 times estimated earnings. Our most expensive stocks are now considerably above that level but remain extraordinary business franchises. "Big" no longer means slow or declining. More innovative managements are using the scale of large companies to give them access to world markets. And while new technologies are often created by small companies, it is the larger ones who can leverage them into higher productivity and global market share.
         We face difficult decisions in the months ahead -- we wish to stay invested in these companies long term but in a few cases will have to step aside when valuations create excessive risk. We continue to review new candidates for the Portfolio, particularly where valuation risks appear lower.

--------------------------------------------------------------------------------
Management's Discussion & Analysis (continued)
--------------------------------------------------------------------------------


================================================================================
Blue Chip Equity Portfolio
Performance as of 4/30/97
Institutional Class: Value of a $100,000 Investment

[Line Graph Omitted]

                   Ark                   S&P                  Lipper
4/30/96          100000                100000                 100000
4/30/97          124410                125120                 112480

--ARK Funds Blue Chip Equity Portfolio, Institutional Class
--S&P 500 Composite Index
--Lipper Growth Funds Average

--Retail Class: Value of a $10,000 Investment

[Line Graph Omitted]

               Ark Retail                S&P                  Lipper
5/31/96          100000                100000                 100000
4/30/97          119561                121955                 109477

--ARK Funds Blue Chip Equity Portfolio, Retail Class
--S&P 500 Composite Index
--Lipper Growth Funds Average

                     Institutional Class                 Retail Class
                One Year    Life of Portfolio     One Year   Life of Portfolio

Cumulative
Total Returns     24.41%        25.90%               N/A          21.74%

Average Annual
Total Returns     24.41%        23.79%               N/A           N/A

Past performance of the Portfolio is not predictive of future performance. Institutional Class shares were offered beginning April 1, 1996. Retail Class shares were offered beginning May 16, 1996. Performance for the Retail Class excludes the maximum 4.75% sales charge which has been waived since inception. The performance of the S&P 500 Composite Index and the Lipper Growth Funds Average does not include annual operating expenses which are incurred by the Portfolio. The performance reflected in the graphs begins at April 30, 1996 for the Institutional Class and at May 31, 1996 for the Retail Class. The performance reflected in the table begins at the inception dates.

================================================================================
Stock Portfolio
Investment Objective:
The Stock Portfolio seeks to provide long-term capital appreciation by investing primarily in common stocks.

================================================================================
Portfolio Review and Outlook
[PHOTO OF H. GILES KNIGHT OMITTED]

H. Giles Knight
Portfolio Manager

H. GILES KNIGHT HAS OVER 25 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE. HE IS A PRINCIPAL OF ALLIED INVESTMENT ADVISORS.

Since inception on November 18, 1996 through April 30, 1997, the Stock Portfolio provided strong equity returns due to continued investor interest in large capitalization, quality "growth" stocks. The S&P 500 generated a total return of 9.55% for the five and one half months ended April 30, 1997. The Stock Portfolio gained 8.04% below the S&P 500 figure, but substantially better than the 4.37% return posted by the Lipper Growth Funds Average. Industry diversification for the Portfolio is broad, although energy, electric and telephone utilities are underweighted, while the healthcare and financial sectors are modestly overweighted. The Portfolio will continue to search for high quality "growth stocks" with reasonable price/earnings multiples. Dividend

                                          APRIL 30, 1997 [ARK FUND LOGO OMITTED]

income can be expected to gradually increase as quarterly stock payments grow with higher corporate profits. The Portfolio's characteristics are expected to exceed those of the S&P 500 in terms of sales growth, earnings growth and return on equity. We expect our companies to have debt levels lower than the average company in the S&P 500. We believe the Portfolio is very well positioned in companies with excellent long-term prospects both here in the U.S. as well as overseas.

================================================================================
Stock Portfolio
Performance as of 4/30/97
Institutional Class: Value of a $100,000 Investment

[Line Graph Omitted]

                   Ark                   S&P                  Lipper
11/30/96         100000                100000                 100000
4/30/97          104700                106644                 100894

--ARK Funds Stock Portfolio, Institutional Class
--S&P 500 Composite Index
-Lipper Growth Funds Average

                            Institutional Class
                        One Year    Life of Portfolio

Cumulative
Total Returns              N/A            8.04%

Past performance of the Portfolio is not predictive of future performance. Institutional Class shares were offered beginning November 18, 1996. The performance of the S&P 500 Composite Index and Lipper Growth Funds Average does not include annual operating expenses which are incurred by the Portfolio. The performance reflected in the graph begins at November 30, 1996. The performance reflected in the table begins at the inception date.

================================================================================
Capital Growth Portfolio
Investment Objective:
The Capital Growth Portfolio seeks to provide long-term capital appreciation by investing primarily in common stock and securities convertible into common stock.

================================================================================
Portfolio Review and Outlook

[PHOTO OF CHRISTOPHER E. BAGGINI OMITTED]

Christopher E. Baggini,
CFA
Co-Portfolio Manager

CHRISTOPHER E. BAGGINI HAS OVER TWELVE YEARS OF INVESTMENT MANAGEMENT EXPERIENCE. HE IS A PRINCIPAL OF ALLIED INVESTMENT ADVISORS.

The fiscal year ended April 30, 1997 was volatile, difficult and rewarding for investors as the equity market's six year bull run continued.
         Despite the increase in volatility, we believe the current backdrop for stock investors remains quite positive. Steady earnings growth, low interest rates and tempered inflation are the underpinnings of this market as it reaches new heights. As we enter a period of uncertainty regarding the direction of interest rates, we believe that the broad market's volatility will most likely continue.
         Based on these beliefs, we believe it important to restate our investment philosophies. The objective of

--------------------------------------------------------------------------------
Management's Discussion & Analysis (continued)
--------------------------------------------------------------------------------


================================================================================
Capital Growth Portfolio (continued)
growth through capital appreciation continues unabated. The primary focus is on individual stock selection that uses a bottom up analysis. No doubt this type of selection process leads to emphasis of traditional growth companies in sectors such as technology, healthcare, finance and business services as well as certain consumer areas. Particular attention is paid to valuation parameters for each selection in determining purchase and sale.
         The Portfolio will remain as close to fully invested as possible with cash levels typically below four or five percent with the remaining amount invested in 50 to 60 companies we believe to offer compelling and above market return possibilities. Some of the Portfolio's largest holdings were also some of the strongest performers from 1996--Federal Home Loan Mortgage, American Express, and General Electric. Laggards in the Portfolio varied throughout the year and many times could be attributed to the increased amount of sector rotation within the market. For example, the technology sector has continued to experience large price swings for "the wrong reasons" in many cases. This allows us to buy into companies whose growth prospects remain intact at very attractive prices. We recently added to positions in Cisco Systems and Computer Associates International for this very reason.
         As the market digests its most recent gains, we believe that the Portfolio is well positioned to take advantage of the market's increased volatility. We are pleased at what the Portfolio has accomplished and look forward to the months ahead.

================================================================================
Capital Growth Portfolio
Performance as of 4/30/97
Institutional Class: Value of a $100,000 Investment

[Line Graph Omitted]

                   Ark                   S&P                  Lipper
7/31/93          100000                100000                 100000
4/30/94          102876                102680                 104679
4/30/95          106219                120587                 116016
4/30/96          131308                156992                 150798
4/30/97          148982                196429                 169617

--ARK Funds Capital Growth Portfolio, Institutional Class
--S&P 500 Composite Index
--Lipper Growth Funds Average

Retail Class: Value of a $10,000 Investment

[Line Graph Omitted]

          Ark Retail     Ark with load       S&P        Lipper
3/31/94     100000           95250         100000       100000
4/30/94      99510           94783         101280       100370
4/30/95     102237           97380         118943       111240
4/30/96     125996          120012         154852       144590
4/30/97     142867          136081         193751       162635

--ARK Funds Capital Growth Portfolio, Retail Class
--S&P 500 Composite Index
--Lipper Growth Funds Average

                   Institutional Class              Retail Class
               One Year   Life of Portfolio    One Year   Life of Portfolio

Cumulative
Total Returns   13.46%        48.69%            13.39%         34.20%

Average Annual
Total Returns   13.46%        11.04%            13.39%          9.81%

Past performance of the Portfolio is not predictive of future performance. Institutional Class shares were offered beginning July 16, 1993, Retail Class shares were offered beginning March 9, 1994. Performance for the Retail Class excludes the maximum 4.75% sales charge which has been waived since inception. The performance of the S&P 500 Composite Index and the Lipper Growth Funds Average does not include annual operating expenses which are incurred by the Portfolio. The performance reflected in the graph for the Institutional Class begins at July 31, 1993 and at March 31, 1994 for the Retail Class. The performance reflected in the table begins at the inception date.

                                          APRIL 30, 1997 [ARK FUND LOGO OMITTED]


================================================================================
Mid-Cap Equity Portfolio
Investment Objective:
The Mid-Cap Equity Portfolio seeks to provide long-term capital appreciation by investing primarily in equity securities of medium-sized companies.


================================================================================
Portfolio Review and Outlook

[PHOTO OF CHRISTOPHER E. BAGGINI OMITTED]

Christopher E. Baggini,
CFA
Portfolio Manager

CHRISTOPHER E. BAGGINI HAS OVER TWELVE YEARS OF INVESTMENT MANAGEMENT EXPERIENCE. HE IS A PRINCIPAL OF ALLIED INVESTMENT ADVISORS.

The Institutional Class of the Mid-Cap Equity Portfolio was established on November 18, 1996. This Portfolio is managed as an enhanced index fund, in which the top 100 holdings of the S&P 400 Mid-Cap Index ranked by market capitalization are overweighted, and the balance of the holdings are selected on a sector-weighted basis. The Portfolio is able to invest up to 20% in additional mid-cap holdings that are not in the S&P 400, provided that the market capitalization of the holding is between $500 million and $8 billion. During fiscal 1997, the percentage of discretionary holdings ranged between one and five percent of the Portfolio, which is well below the 20% limit. This selective sampling investment style allows the Portfolio to closely track the performance of the S&P 400 while avoiding a full replication of the index.
         In the first quarter of 1997, mid-cap stocks continued to lag behind large capitalization stocks as the movement towards S&P 500 Index funds and the conservative big capitalization stocks continued throughout the quarter. Financial and healthcare sectors have contributed the most to the Mid-Cap Equity Portfolio's performance during the fiscal year with financials providing 55% of the return on a weighted basis. The Mid-Cap Equity Portfolio benefited from maintaining an overweighted position in these sectors with specific overweights in Crestar Financial, Franklin Resources and Biogen. Energy and technology sectors declined over the quarter. Stocks that contributed the most to the overall performance include Coca Cola, Quantum, and Charles Schwab.
         As  we  enter  fiscal  1998,   the  Portfolio  will  continue  to  make
investments based on selective stock picking and industry weight decisions. The dynamics of the mid-cap universe look favorable as many of America's fastest growing companies have underperformed the large-cap market for the past three years. The large capitalization market's gains are expected to slow to the rate of earnings growth. We believe that the more attractively valued mid- and small-cap stocks are poised to have good absolute and relative performance in the year to come.

--------------------------------------------------------------------------------
Management's Discussion & Analysis (continued)
--------------------------------------------------------------------------------

================================================================================
Mid-Cap Equity Portfolio
Performance as of 4/30/97

Institutional Class: Value of a $100,000 Investment

[Line Graph Omitted]

                   Ark                   S&P                  Lipper
11/30/96         100000                100000                 100000
4/30/97          100671                101178                  95014

--ARK Funds Mid-Cap Equity Portfolio, Institutional Class
--S&P 400 Mid-Cap Index
--Lipper Mid-Cap Funds Average

                              Institutional Class
                          One Year    Life of Portfolio

Cumulative
Total Returns               N/A            1.98%

Past performance of the Portfolio is not predictive of future performance. Institutional Class shares were offered beginning November 18, 1996. The performance of the S&P 400 Mid-Cap Index and Lipper Mid-Cap Funds Average does not include annual operating expenses which are incurred by the Portfolio. The performance reflected in the graph begins at November 30, 1996. The performance reflected in the table begins at the inception date.


================================================================================
Special Equity Portfolio
Investment Objective:
The Special Equity Portfolio seeks to provide capital appreciation by investing primarily in securities of companies believed by the adviser to be "special equities". Special equities include equity securities of: (1) companies with a market capitalization of $1.2 billion or less at the time of investment and deemed by the adviser to have above-average growth potential; or (2) companies experiencing a "special situation"; that is, an unusual and possibly non-repetitive positive development taking place in the company.


================================================================================
Portfolio Review and Outlook

[PHOTO OF H. GILES KNIGHT OMITTED]

H. Giles Knight
Portfolio Manager

H. GILES KNIGHT HAS OVER 25 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE. HE IS A PRINCIPAL OF ALLIED INVESTMENT ADVISORS.

After a very strong fiscal 1996 total return of 48% for the Special Equity Portfolio, performance for the fiscal year ended April 30, 1997 was disappointing. The Institutional Class of the Portfolio declined 23.43% during the period, with much of the decline coming in the first quarter as a result of the Portfolio's relatively higher price to earnings ratio and aggressive philosophy. By comparison, the Russell 2000 Growth Index of small growth companies declined 13.6%(1). For small companies, fiscal 1997 was just the opposite of fiscal 1996; the more technology owned, the worse the performance relative to the Russell 2000 Growth Index. In general, large stocks performed surprisingly well, with positive double digit performance for the fiscal year.
         Most investors know that small company stocks are a higher risk, high reward asset class that has performed very well over the long term. They also know, but sometimes forget, that small companies are also capable of underperforming for longer periods of time than their larger brethren.

(1) The Frank Russell 2000 Growth Index has replaced the Frank Russell 2000 Index as the primary benchmark for the Special Equity Portfolio.

                                          APRIL 30, 1997 [ARK FUND LOGO OMITTED]

         During fiscal 1996, a large number of investment managers of more traditional large company oriented mutual funds chose to add small company stocks to their portfolios, especially technology. Attracted by the strong relative performance of the asset class, they elected to focus on the benefits of greater growth opportunity, and chose to overlook the negatives of low liquidity and higher volatility. Small company stocks weakened significantly in the late spring of 1996, as did most equities. Unfortunately, when the stock market rebounded in early summer, small company stocks continued to languish as these same fund managers tried to sell substantial holdings of these less liquid small company stocks in order to purchase very liquid large company stocks.
         We believe that most of the damage to small company stocks has already occurred. As this is being written, the stock market is setting new highs. Small company stocks are beginning to show signs of life, most likely because they have become very cheap relative to large company stocks.
         During the course of the fiscal year, we have lowered the volatility of the Portfolio by reducing technology holdings and increasing exposure to financial services and healthcare sectors, which have generated higher levels of earnings consistently over time. The bright side of the weakness in the small companies' stocks is that we are finding many attractively valued stocks with excellent long-term potential and are very excited about the prospects for the Portfolio's future.


================================================================================
Special Equity Portfolio
Performance as of 4/30/97
Institutional Class: Value of a $100,000 Investment

[Line Graph Omitted]

             Ark       Russell    Russell Growth      Lipper
7/31/95    100000      100000         100000          100000
4/30/96    137992      117543         119379          122199
4/30/97    105661      117614         103203          118472

--ARK Funds Special Equity Portfolio, Institutional Class
--Frank Russell 2000 Index
--Frank Russell 2000 Growth Index
--Lipper Small Cap Funds Average

Retail Class: Value of a $10,000 Investment

[Line Graph Omitted]

            Ark     Russell    Russell Growth     Lipper
5/31/96   100000    100000         100000         100000
4/30/97    74255     96260          82231          92577

--ARK Funds Special Equity Portfolio, Retail Class
--Frank Russell 2000 Index
--Frank Russell 2000 Growth Index
--Lipper Small Cap Funds Average

                       Institutional Class            Retail Class
                  One Year   Life of Portfolio   One Year    Life of Portfolio

Cumulative
Total Returns     (23.43)%       13.59%            N/A            (27.14)%

Average Annual
Total Returns     (23.43)%        7.34%            N/A              N/A

Past performance of the Portfolio is not predictive of future performance. Institutional Class shares were offered beginning July 13, 1995, Retail Class shares were offered beginning May 16, 1996. Performance for the Retail Class excludes the maximum 4.75% sales charge which has been waived since inception. The performance of the Frank Russell 2000 Index, Frank Russell 2000 Growth Index, and the Lipper Small Cap Funds Average does not include annual operating expenses which are incurred by the Portfolio. The performance reflected in the graph for the Institutional Class begins at July 31, 1995 and at May 31, 1996 for the Retail Class. The performance reflected in the table begins at the inception date.

--------------------------------------------------------------------------------
Management's Discussion & Analysis (continued)
--------------------------------------------------------------------------------



================================================================================
International Equity Portfolio
Investment Objective:
The International Equity Portfolio seeks to provide long-term capital growth by investing primarily in foreign equity securities. Dividend income is incidental to the Portfolio's primary objective.

================================================================================
Portfolio Review and Outlook
The past twelve months have seen relatively disappointing returns for U.S. investors in the EAFE markets. The total return on the Morgan Stanley MSCI EAFE Index for the period declined 0.88%, while the corresponding return on the International Equity Portfolio (Institutional Class) declined 5.22%. U.S.-based international investors have been penalized over the past year by the strength of the dollar, which rose sharply against all other major currencies, with the exception of British sterling.
         As far as the stock markets are concerned, the period saw a clear dichotomy between Europe, which performed well, and the Asia/Pacific region, which did not. Japan, the largest element of the latter bloc, was the poorest performer of all. In local currency terms the Tokyo market fell by 15.8%, which was equivalent to a 30.5% drop in U.S. dollars. The Japanese economy has been in a near-recession state since the beginning of the decade and while a recovery of sorts is now under way, it has proven very lack-luster so far. The asset deflation which accompanied the economic weakness has done considerable damage to balance sheets in the financial sector, which in turn has had a direct impact on the rest of the market. The package of tax increases, aimed at reducing the bloated fiscal deficit, which took effect on April 1, 1996, has cast further doubt on the strength of the economic recovery. On a more positive note, interest rates are very low (and unlikely to rise soon), the stock market is attractively valued against bonds, and the weakness of the yen over the past two years should eventually provide a lagged stimulus for economic growth and corporate profits.
         Markets in the Pacific Ex-Japan area were also disappointing, although not on the same scale as Japan. The Morgan Stanley MSCI EAFE Index for the bloc (quoted in dollars) edged down by just 1.0%. Many of the economies across the region have suffered a slowdown in growth from their normally rapid levels. One contributory factor has been the strength of the U.S. dollar; with local currencies closely linked to the dollar, this has impacted export volumes and profit margins. Weakness in particular industry segments, notably semiconductors, has also had an effect on countries such as Taiwan, Korea and Singapore. In Thailand, where the stock market was a very poor performer, weaknesses in the domestic financial sector damaged investor sentiment.
         Continental Europe was the best performing bloc in local currency terms, rising by 26.2% (in European Currency Units), but this was diluted to a 16.0% rise in dollars. Despite a sluggish economic background, companies across the Continent are seeing rapid growth in profits as a result of exchange rate weakness and the extensive restructuring which many of them have undertaken in recent years. The European corporate sector has begun to focus much more closely on shareholder value, and stock prices have moved in response to this. Most of the large countries are due to enter the European Monetary Union in 1999, and interest rates throughout the region are likely to remain low, if not fall further, between now and then.
         The U.K. market was the best performer in dollar terms (up 20.6%), aided by sterling's 8.1% rise against the greenback. The U.K. has been among the fastest growing economies around the world over the past year, to the benefit of domestic consumer companies. However, the sharp rise of

                                          APRIL 30, 1997 [ARK FUND LOGO OMITTED]

sterling against almost every other currency has penalized exporting companies and overseas earners, so that overall corporate profits growth in the current year is being held to a modest 7% or so. Interest rates have been raised a number of times since the fall of 1996, but the financial markets are confident that a repeat of the U.K.'s traditional boom-bust cycle is not anticipated. Meanwhile, strong institutional cash flow has helped to drive equities ahead. The change of government in the U.K., following the recent general election, had been well anticipated by markets and is not expected to unduly disrupt the investment background.
         The distribution of the Portfolio is now as shown in the
following table:
            U.K.                                  15.9%
            Continental Europe                    40.2%
            Japan                                 21.1%
            Pacific Ex-Japan                       9.9%
            Cash                                  12.9%
                                                 ------
                                                   100%
                                                 ======


         The  Pacific  Ex-Japan  bloc  and  Continental   Europe  are  neutrally
positioned against the MSCI EAFE Index, while the U.K. is a little underweighted. The exposure to Japan has been cut sharply during the period, and it is now underweighted. We envision that a substantial portion of the cash balance will be committed to the European markets as buying opportunities present themselves.
         Over the year ahead, we expect to see modest positive returns from most of the major world markets, based on a generally supportive background of very low inflation, easy to neutral monetary policies, and business-friendly governments. As ever, exchange rate movements are difficult to predict, but it seems unlikely that the dollar will rise as strongly against other currencies as it has in the past twelve months.

================================================================================
International Equity Portfolio
Performance as of 4/30/97
Institutional Class: Value of a $100,000 Investment

[Graphic Omitted]
 Plot Points to follow
Retail Class: Value of a $10,000 Investment

[Graphic Omitted]
 Plot Points to follow

International Equity Portfoloio Plot Points
Inst. Class

ARK Funds International Equity Portfolio, Institutional Class
Morgan Stanley MSCI EAFE Index

                   Ark                 Morgan
12/31/94         100000                100000
4/30/95          101504                105705
4/30/96          117400                117755
4/30/97          111272                116719


International Equity Portfoloio Plot Points
Retail Class

ARK Funds International Equity Portfolio, Retail Class
Morgan Stanley MSCI EAFE Index

                   Ark                 Morgan
11/30/96         100000                100000
4/30/97           96855                 97681






                        Institutional Class                Retail Class
                     One Year  Life of Portfolio     One Year  Life of Portfolio

Cumulative
Total Returns         (5.22)%      11.05%               N/A         (0.15)%

Average Annual
Total Returns         (5.22)%       4.60%               N/A          N/A

Past performance of the Portfolio is not predictive of future performance. Institutional Class shares were offered beginning December 30, 1994, Retail Class shares were offered beginning November 1, 1996. Performance for the Retail Class excludes the maximum 4.75% sales charge which has been waived since inception.The performance of the Morgan Stanley MSCI EAFE Index does not include annual operating expenses which are incurred by the Portfolio. The performance reflected in the graph for the Institutional Class begins at December 31, 1994 and at November 30, 1996 for the Retail Class. The performance reflected in the table begins at the inception date.

--------------------------------------------------------------------------------
Independent Auditor's Report
--------------------------------------------------------------------------------



The Trustees and Shareholders
ARK Funds
We have audited the accompanying statement of assets and liabilities of Income Portfolio, including the schedule of investments of Income Portfolio, the statements of net assets of Money Market Portfolio, Tax-Free Money Market Portfolio, U.S. Government Money Market Portfolio, U.S. Treasury Money Market Portfolio, Short-Term Treasury Portfolio, Maryland Tax-Free Portfolio, Pennsylvania Tax-Free Portfolio, Intermediate Fixed Income Portfolio, Balanced Portfolio, Equity Income Portfolio, Blue Chip Equity Portfolio, Stock Portfolio, Capital Growth Portfolio, Mid-Cap Equity Portfolio, Special Equity Portfolio and International Equity Portfolio, portfolios of ARK Funds, ("the Funds"), as of April 30, 1997 and the related statements of operations for the year then ended for Income Portfolio, Money Market Portfolio, Tax-Free Money Market Portfolio, U.S. Government Money Market Portfolio, U.S. Treasury Money Market Portfolio, Short-Term Treasury Portfolio, Balanced Portfolio, Blue Chip Equity Portfolio, Capital Growth Portfolio, Special Equity Portfolio and International Equity Portfolio and for the period from November 18, 1996 (inception of operations) to April 30, 1997 for Maryland Tax-Free Portfolio, Pennsylvania Tax-Free Portfolio, Intermediate Fixed Income Portfolio, Equity Income Portfolio, Stock Portfolio and Mid-Cap Equity Portfolio, the statements of changes in net assets for each of the periods presented on pages 68, 69, 70 and 71, and the financial highlights for each of the periods presented on pages 72, 73, and 74. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Income Portfolio, Money Market Portfolio, Tax-Free Money Market Portfolio, U.S. Government Money Market Portfolio, U.S. Treasury Money Market Portfolio, Short-Term Treasury Portfolio, Maryland Tax-Free Portfolio, Pennsylvania Tax-Free Portfolio, Intermediate Fixed Income Portfolio, Balanced Portfolio, Equity Income Portfolio, Blue Chip Equity Portfolio, Stock Portfolio, Capital Growth Portfolio, Mid-Cap Equity Portfolio, Special Equity Portfolio and International Equity Portfolio, portfolios of ARK Funds, as of April 30, 1997, the results of their operations, the changes in their net assets and the financial highlights for each of the years or periods specified in the first paragraph above in conformity with generally accepted accounting principles.


                                                           KPMG Peat Marwick LLP
Boston, Massachusetts
June 6, 1997

                                          APRIL 30, 1997 [ARK FUND LOGO OMITTED]

--------------------------------------------------------------------------------
                                                         Statement of Net Assets
--------------------------------------------------------------------------------


ARK Funds: Money Market Portfolio
[Pie Chart Graph Omitted]
Pie Chart depicting percentage of Portfolio investments

Repurchase Agreements -- 10%
Corporate & Municipal Debt -- 23%
Commercial Paper -- 19%
Certificates of Deposit -- 10%
Variable Rate Debt -- 35%
U.S. Government Agency Obligations -- 3%

% OF TOTAL PORTFOLIO INVESTMENTS



--------------------------------------------------------------------------------
                                 Principal
Description                     Amount (000)    Value (000)
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS - 27.7%
   COMMERCIAL BANKS - 5.9%
   PNC Bank (A)
       5.620%, 05/01/97          $10,000          $ 9,995
       5.598%, 05/09/97           10,000            9,995
   Wells Fargo (A)
       5.648%, 06/19/97           10,000           10,003
--------------------------------------------------------------------------------
   TOTAL COMMERCIAL BANKS                         $29,993
--------------------------------------------------------------------------------
   ENTERTAINMENT - 2.0%
   Walt Disney
       8.000%, 12/19/97           10,000           10,127
--------------------------------------------------------------------------------
   TOTAL ENTERTAINMENT                            $10,127
--------------------------------------------------------------------------------
   FINANCE - 7.4%
   Capital One Funding (A) (B)
       5.700%, 05/01/97            9,600            9,600
   CIT Group Holdings
       5.625%, 04/01/98           10,000            9,961
   General Electric Capital (A)
       5.780%, 05/06/97            5,000            5,000
   General Electric Engine
      Receivables (A)
       5.668%, 05/04/97            3,200            3,200
   Xerox Credit (A)
       5.610%, 05/06/97           10,000           10,000
--------------------------------------------------------------------------------
   TOTAL FINANCE                                  $37,761
--------------------------------------------------------------------------------
   PERSONAL CREDIT INSTITUTIONS - 9.5%
   Abbey National Treasury
       5.640%, 11/03/97            2,000            1,995
       5.500%, 11/26/97            5,000            4,996
   Asset Backed Securities
      Investment Trust (A) (B)
       5.688%, 05/15/97           10,000           10,000
   Associates Corporation of
      North America
       5.875%, 08/15/97            2,000            2,000
   Ford Motor Credit (A)
       5.672%, 05/27/97           10,000           10,001
   General Motors Acceptance
       7.850%, 05/08/97            5,000            5,002
       7.750%, 05/12/97            5,000            5,002
       6.300%, 09/10/97            5,000            5,011
       7.850%, 11/17/97            4,250            4,298
--------------------------------------------------------------------------------
   TOTAL PERSONAL CREDIT INSTITUTIONS             $48,305
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Principal
Description                     Amount (000)        Value
--------------------------------------------------------------------------------
   SECURITY BROKERS & DEALERS - 2.9%
   Merrill Lynch (A)
       5.680%, 05/01/97          $ 5,000         $  5,000
       5.720%, 05/01/97            5,000            5,000
       5.738%, 05/12/97            5,000            5,000
--------------------------------------------------------------------------------
   TOTAL SECURITY BROKERS & DEALERS              $ 15,000
--------------------------------------------------------------------------------
TOTAL CORPORATE OBLIGATIONS
   (Cost $141,186)                               $141,186
--------------------------------------------------------------------------------
COMMERCIAL PAPER - 18.6%
   COMMERCIAL BANKS - 2.0%
   Bank of New York (C)
       5.530%, 05/05/97           10,000            9,994
--------------------------------------------------------------------------------
   TOTAL COMMERCIAL BANKS                        $  9,994
--------------------------------------------------------------------------------
   FINANCE - 5.9%
   CAFCO (C)
       5.600%, 05/01/97           15,000           15,000
   Delaware Funding (C)
       5.600%, 05/19/97           15,000           14,958
--------------------------------------------------------------------------------
   TOTAL FINANCE                                 $ 29,958
--------------------------------------------------------------------------------
   PERSONAL CREDIT INSTITUTIONS - 2.9%
   Bavaria Asset (C)
       5.600%, 05/15/97           15,000           14,967
--------------------------------------------------------------------------------
   TOTAL PERSONAL CREDIT INSTITUTIONS            $ 14,967
--------------------------------------------------------------------------------
   SECURITY BROKERS & DEALERS - 7.8%
   Goldman Sachs (C)
       5.500%, 05/14/97           20,000           19,960
   Smith Barney (C)
       5.540%, 05/15/97           20,000           19,957
--------------------------------------------------------------------------------
   TOTAL SECURITY BROKERS & DEALERS              $ 39,917
--------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER
   (Cost $94,836)                                $ 94,836
--------------------------------------------------------------------------------
TAXABLE MUNICIPAL BONDS - 14.1%
   CALIFORNIA - 2.7%
   Oakland Alameda County
       5.660%, 05/12/97           13,680           13,680
--------------------------------------------------------------------------------
   TOTAL CALIFORNIA                              $ 13,680
--------------------------------------------------------------------------------
   INDIANA - 3.8%
   City of Whiting
       5.550%, 05/20/97           19,500           19,500
--------------------------------------------------------------------------------
   TOTAL INDIANA                                 $ 19,500
--------------------------------------------------------------------------------
   MASSACHUSETTS - 3.9%
   Industrial Finance Authority
       5.600%, 05/14/97           20,000           20,000
--------------------------------------------------------------------------------
   TOTAL MASSACHUSETTS                           $ 20,000
--------------------------------------------------------------------------------
   NEW YORK - 2.0%
   New York City (GO)
       5.523%, 05/23/97           10,000           10,000
--------------------------------------------------------------------------------
   TOTAL NEW YORK                                $ 10,000
--------------------------------------------------------------------------------
   NORTH CAROLINA - 1.3%
   Durham, Certificates of
      Participation,  Series B (A)
       5.650%, 05/07/97            1,500            1,500
   Winston-Salem, Certificates
      of Participation
       5.660%, 05/21/97            5,000            5,000
--------------------------------------------------------------------------------
   TOTAL NORTH CAROLINA                           $ 6,500
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Net Assets
--------------------------------------------------------------------------------

Money Market Portfolio (continued)

--------------------------------------------------------------------------------
                                 Principal
Description                     Amount (000)    Value (000)
--------------------------------------------------------------------------------
   PENNSYLVANIA - 0.4%
   Economic Development Financing
      Authority (RB) (A)
       5.650%, 05/01/97          $ 2,300          $ 2,300
--------------------------------------------------------------------------------
   TOTAL PENNSYLVANIA                             $ 2,300
--------------------------------------------------------------------------------
TOTAL TAXABLE MUNICIPAL BONDS
   (Cost $71,980)                                 $71,980
--------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT - 13.5%
   COMMERCIAL BANKS - 7.8%
   Bank One
       5.690%, 10/28/97            5,000            4,999
   Bankers Trust New York (A)
       5.430%, 05/06/97           10,000            9,996
   Bankers Trust New York
       5.500%, 12/10/97            5,000            4,995
   Fifth Third Bank
       5.530%, 05/12/97           15,000           15,000
   Huntington National
       6.200%, 07/08/97            5,000            5,004
--------------------------------------------------------------------------------
   TOTAL COMMERCIAL BANKS                         $39,994
--------------------------------------------------------------------------------
   FOREIGN BANKS - 3.7%
   ABN Amro New York
       6.120%, 07/14/97            4,000            4,000
   Royal Bank of Canada (A)
       5.615%, 05/01/97           10,000            9,998
   Royal Bank of Canada
       6.200%, 04/06/98            5,000            4,998
--------------------------------------------------------------------------------
   TOTAL FOREIGN BANKS                            $18,996
--------------------------------------------------------------------------------
   PERSONAL CREDIT INSTITUTIONS - 2.0%
   Societe Generale
       5.850%, 03/03/98           10,000            9,997
--------------------------------------------------------------------------------
   TOTAL PERSONAL CREDIT INSTITUTIONS             $ 9,997
--------------------------------------------------------------------------------
TOTAL CERTIFICATES OF DEPOSIT
   (Cost $68,987)                                 $68,987
--------------------------------------------------------------------------------
BONDS & NOTES - 13.2%
   COMMERCIAL BANKS - 5.9%
   Bank of America N.A. (A)
       5.650%, 05/01/97           15,000           14,993
   Bankers Trust New York (A) (B)
       5.690%, 05/01/97            5,000            5,000
   First USA Bank (A)
       6.013%, 07/07/97           10,000           10,015
--------------------------------------------------------------------------------
   TOTAL COMMERCIAL BANKS                         $30,008
--------------------------------------------------------------------------------
   FINANCE - 2.0%
   Beta Finance (A) (B)
       5.710%, 05/01/97           10,000           10,000
--------------------------------------------------------------------------------
   TOTAL FINANCE                                  $10,000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 Principal
Description                     Amount (000)    Value (000)
--------------------------------------------------------------------------------
   PERSONAL CREDIT INSTITUTIONS - 5.3%
   ABTmrl 96 Series A-5 (A) (B)
       5.698%, 05/15/97          $10,000          $10,000
   Associates Corporation
      of North America
       8.375%, 01/15/98            8,825            8,976
   Educaid Student Loan Trust (A)
       5.678%, 05/15/97            8,307            8,307
--------------------------------------------------------------------------------
   TOTAL PERSONAL CREDIT INSTITUTIONS             $27,283
--------------------------------------------------------------------------------
TOTAL BONDS & NOTES
   (Cost $67,291)                                 $67,291
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 3.1%
   Farmer MAC (C)
       5.300%, 05/01/97           14,000           14,000
   Student Loan Marketing
      Association (A)
       5.530%, 05/06/97            2,000            2,000
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $16,000)                                 $16,000
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 9.6%
   First Boston
      5.350%, dated 04/30/97,
      matures 05/01/97, repurchase
      price $29,006,310 (collateralized
      by various U.S. Treasury Notes,
      total par value $29,581,000,
      6.000%-6.875%, 05/31/98-
      05/15/06: total market
      value $30,503,991)          29,002           29,002
   Smith Barney
      5.375%, dated 04/30/97,
      matures 05/01/97, repurchase
      price $20,002,986 (collateralized
      by various U.S. Treasury STRIPS,
      total par value $14,199,100,
      11/15/98-11/15/14: various
      U.S. Treasury Notes, total par
      value $10,457,400, 5.875%-7.750%,
      07/31/97-03/31/02: U.S. Treasury
      Bond, total par value $2,500,000,
      8.500%, 02/15/20: total
      market value $20,400,058)   20,000           20,000
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS
   (Cost $49,002)                                $ 49,002
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.8%
   (Cost $509,282)                               $509,282
================================================================================
OTHER ASSETS AND LIABILITIES, NET - 0.2%         $  1,290
================================================================================

                                          APRIL 30, 1997 [ARK FUND LOGO OMITTED]

--------------------------------------------------------------------------------
Description                                     Value (000)
--------------------------------------------------------------------------------

NET ASSETS:
Portfolio Shares of Institutional Class
 (unlimited authorization - no par value)
 based on 318,896,337 outstanding shares
 of beneficial interest                         $ 318,887
Portfolio Shares of Retail Class
(unlimited authorization - no par value)
 based on 128,685,879 outstanding shares
 of beneficial interest                           128,681
Portfolio Shares of Institutional II
 Class  (unlimited  authorization - no par
 value) based on 62,960,407 outstanding
 shares of beneficial interest                     62,959
Undistributed net investment income                    48
Distributions in excess of net
   realized gain on investments                        (3)
================================================================================
TOTAL NET ASSETS - 100.0%                        $510,572
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE - INSTITUTIONAL CLASS            $1.00
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE - RETAIL CLASS                   $1.00
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE - INSTITUTIONAL II CLASS         $1.00
================================================================================
(A) VARIABLE RATE SECURITY - THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT AS OF APRIL 30, 1997. THE DATE SHOWN IS THE NEXT SCHEDULED RESET DATE.
(B) SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A, OR OFFERED PURSUANT TO
    SECTION 4(2) OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION NORMALLY TO QUALIFIED INSTITUTIONAL INVESTORS.
(C) THE ANNUALIZED DISCOUNT YIELD AT TIME OF PURCHASE IS SHOWN AS THE RATE ON THE STATEMENT OF NET ASSETS.
CAFCO-CORPORATE ASSET FUNDING INCORPORATED
GO-GENERAL OBLIGATION
MAC-FEDERAL AGRICULTURE MORTGAGE CORPORATION
RB-REVENUE BOND
STRIPS-SEPARATELY TRADED REGISTERED AND INTEREST PRINCIPAL SECURITIES

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ARK Funds: Tax-Free Money Market Portfolio
[Pie Chart Graph Omitted]
Pie Chart depicting percentage of Portfolio investments

Variable Rate Municipal Obligations -- 64%
Fixed Rate Municipal Obligations -- 36%

% OF TOTAL PORTFOLIO INVESTMENTS

--------------------------------------------------------------------------------
                                 Principal
Description                     Amount (000)    Value (000)
--------------------------------------------------------------------------------

MUNICIPAL BONDS & NOTES - 100.3%
   CALIFORNIA - 1.5%
   California State (RAN)
       4.500%, 06/30/97           $1,500           $1,501
--------------------------------------------------------------------------------
   TOTAL CALIFORNIA                                $1,501
--------------------------------------------------------------------------------
   COLORADO - 5.2%
   Arapahoe County, School District
      #005 Cherry Creek (TAN)
       4.500%, 06/30/97            1,000            1,001
   Colorado State Educational
      Facilities Authority, Pro Rodeo
      Hall of Fame Project,
      LOC: Bank One (RB) (A)
       4.700%, 05/01/97            2,570            2,570
   Colorado State Student
      Obligations Bond Authority,
      LOC: SLMA (RB) (A)
       4.400%, 05/07/97            1,775            1,775
--------------------------------------------------------------------------------
   TOTAL COLORADO                                  $5,346
--------------------------------------------------------------------------------
   DISTRICT OF COLUMBIA - 4.9%
   District of Columbia, LOC: Toronto
      Dominion (GO) (A)
       4.150%, 05/01/97              200              200
   District of Columbia, Series 1992
      A-2, LOC: Bank of Nova Scotia
      (GO) (A)
       4.150%, 05/01/97            1,800            1,800
   District of Columbia, Series 1992
      A-4, LOC: Toronto Dominion
      (GO) (A)
       4.150%, 05/01/97            3,000            3,000
--------------------------------------------------------------------------------
   TOTAL DISTRICT OF COLUMBIA                      $5,000
--------------------------------------------------------------------------------
   FLORIDA - 4.3%
   Jacksonville, LOC: Morgan
      Guaranty (TECP)
       3.450%, 06/02/97            1,050            1,050
   Lee County, Housing Finance
      Authority (RB) (FNMA) (A)
       4.500%, 05/07/97            1,685            1,685

--------------------------------------------------------------------------------
Statement of Net Assets
--------------------------------------------------------------------------------

Tax-Free Money Market Portfolio (continued)

--------------------------------------------------------------------------------
                                 Principal
Description                     Amount (000)    Value (000)
--------------------------------------------------------------------------------

   Sunshine State Government
      Financing Committee (TECP)
       3.450%, 06/02/97           $1,700          $ 1,700
--------------------------------------------------------------------------------
   TOTAL FLORIDA                                   $4,435
--------------------------------------------------------------------------------
   GEORGIA - 7.9%
   Atlanta, Airport Facilities, Credit
      Support: AMBAC (RB)
       5.000%, 01/01/98            3,750            3,782
   Chatham County, Hospital
      Authority, Medical Center-A
      (AMBAC)
       4.150%, 01/01/98            1,000            1,003
   De Kalb County, Housing
      Authority, Winters Creek
      Apartments Project
      (RB) (FNMA) (A)
       4.550%, 05/07/97            1,500            1,500
   De Kalb County, Industrial
      Development Authority,
      LOC: PNC Bank (RB) (A)
       4.750%, 05/07/97            1,300            1,300
   Hapeville, Industrial Development
      Authority, Hapeville Hotel Project,
      LOC: Deutsche Bank (RB) (A)
       4.100%, 05/01/97              500              500
--------------------------------------------------------------------------------
   TOTAL GEORGIA                                   $8,085
--------------------------------------------------------------------------------
   ILLINOIS - 3.4%
   Elmhurst, Joint Commission on
      Accreditation of Health Bank,
      LOC: Sanwa Bank (RB) (A)
       4.750%, 05/07/97              335              335
   Illinois State Health Facilities
      Authority, Methodist Medical
      Center, Series 1985, LOC:
      Sumitomo Bank (RB) (A)
       4.500%, 05/07/97            3,100            3,100
--------------------------------------------------------------------------------
   TOTAL ILLINOIS                                  $3,435
--------------------------------------------------------------------------------
   INDIANA - 2.4%
   Sullivan, Indiana Energy Rural
      Electric Cooperative, LOC:
      National Rural Utilities (TECP)
       3.550%, 05/21/97            2,500            2,500
--------------------------------------------------------------------------------
   TOTAL INDIANA                                   $2,500
--------------------------------------------------------------------------------
   IOWA - 8.0%
   Iowa School Corporation, Warrant
      Certificates Anticipation Notes,
      Series A (FSA) (RAN)
       4.750%, 06/27/97            2,000            2,002
   Iowa School Corporation, Warrant
      Certificates Anticipation Notes,
      Series B (FSA) (RAN)
       4.250%, 01/30/98            2,750            2,762

--------------------------------------------------------------------------------
                                 Principal
Description                     Amount (000)    Value (000)
--------------------------------------------------------------------------------
   Iowa State Higher Education
      Authority, St. Ambrose
      University Project, LOC:
      Norwest Bank (RB) (A)
       4.700%, 05/07/97           $2,700           $2,700
   Storm Lake, Buena Vista College
      Project, LOC: Norwest Bank
      (RB) (A)
       4.700%, 05/07/97              700              700
--------------------------------------------------------------------------------
   TOTAL IOWA                                      $8,164
--------------------------------------------------------------------------------
   KENTUCKY - 1.0%
   Trimble County, Pollution Control,
      Guaranty: Louisville Gas &
      Electric (RB) (TECP)
       3.450%, 06/02/97            1,000            1,000
--------------------------------------------------------------------------------
   TOTAL KENTUCKY                                  $1,000
--------------------------------------------------------------------------------
   LOUISIANA - 3.8%
   Louisiana State Public Facilities
      Authority, Kenner Hotel Project,
      LOC: Deutsche Bank (RB) (A)
       4.100%, 05/01/97            2,680            2,680
   Louisiana State Public Facilities
      Authority, Hospital Equipment
      Financing, Series A, LOC:
      Sumitomo Bank (RB) (A)
       4.300%, 05/07/97            1,200            1,200
--------------------------------------------------------------------------------
   TOTAL LOUISIANA                                 $3,880
--------------------------------------------------------------------------------
   MARYLAND - 5.5%
   Baltimore, Industrial Development
      Authority, LOC: Dai Ichi Kango
      Bank (RB) (A)
       4.750%, 05/07/97            4,000            4,000
   Maryland State Health & Higher
      Education Facilities Authority,
      Hospital & University
      Improvements, LOC: FNB
      Chicago (RB) (A)
       4.500%, 05/07/97            1,100            1,100
   Maryland State, First Series (GO)
       6.300%, 05/15/97              500              501
--------------------------------------------------------------------------------
   TOTAL MARYLAND                                  $5,601
--------------------------------------------------------------------------------
   MINNESOTA - 2.7%
   Minneapolis, LOC: Bayerische
      Vereinsbank (GO) (A)
       4.530%, 05/07/97            1,800            1,800
   Minnesota School District Credit
      Enhancement, Tax & Aid
      Anticipation Borrowing Program,
      Series 1996-B (COP)
       4.500%, 09/09/97            1,000            1,002
--------------------------------------------------------------------------------
   TOTAL MINNESOTA                                 $2,802
--------------------------------------------------------------------------------
   MISSOURI - 1.0%
   Columbia, Series A, LOC: Toronto
      Dominion (RB) (A)
       4.500%, 05/07/97            1,000            1,000
--------------------------------------------------------------------------------
   TOTAL MISSOURI                                  $1,000
--------------------------------------------------------------------------------

                                          APRIL 30, 1997 [ARK FUND LOGO OMITTED]

--------------------------------------------------------------------------------
                                 Principal
Description                     Amount (000)    Value (000)
--------------------------------------------------------------------------------
   MONTANA - 3.9%
   Forsyth, Portland General
      Electric, Colstrip Project,
      LOC: Swiss Bank (RB) (A)
       4.500%, 05/07/97           $1,000           $1,000
   Forsyth, Portland General
      Electric, Colstrip Project,
      Series 1983-A, LOC:
      Swiss Bank (RB) (A)
       4.500%, 05/07/97            1,000            1,000
   Forsyth, Portland General
      Electric, Colstrip Project,
      Series 1983-A,
      LOC: UBS (RB) (A)
       4.400%, 05/07/97            2,000            2,000
--------------------------------------------------------------------------------
   TOTAL MONTANA                                   $4,000
--------------------------------------------------------------------------------
   NEVADA - 3.7%
   Clark County, Airport
      Improvement Authority,
      Series A (RB) (MBIA) (A)
       4.450%, 05/07/97            3,800            3,800
--------------------------------------------------------------------------------
   TOTAL NEVADA                                    $3,800
--------------------------------------------------------------------------------
   NEW HAMPSHIRE - 3.1%
   New Hampshire State, Pollution
      Control, LOC: CIBC (RB) (A)
       4.500%, 05/07/97            3,200            3,200
--------------------------------------------------------------------------------
   TOTAL NEW HAMPSHIRE                             $3,200
--------------------------------------------------------------------------------
   NEW JERSEY - 1.0%
   New Jersey Wastewater
      Treatment Trust, Series B,
      Pre-refunded @ 102 (B)
       7.250%, 05/15/98              985            1,036
--------------------------------------------------------------------------------
   TOTAL NEW JERSEY                                $1,036
--------------------------------------------------------------------------------
   NEW YORK - 0.5%
   New York, LOC: Dai-Ichi
      (GO) (A)
       4.250%, 04/30/97              500              500
--------------------------------------------------------------------------------
   TOTAL NEW YORK                                  $  500
--------------------------------------------------------------------------------
   NORTH CAROLINA - 4.9%
   Durham, Water & Sewer
      Utility System (RB) (A)
       4.550%, 05/07/97            2,000            2,000
   Winston Salem (COP) (A)
       4.650%, 05/07/97            3,000            3,000
--------------------------------------------------------------------------------
   TOTAL NORTH CAROLINA                            $5,000
--------------------------------------------------------------------------------
   PENNSYLVANIA - 5.7%
   Bucks County, Industrial
      Development Authority,
      LOC: ABN-Amro (RB) (A)
       4.400%, 05/07/97            2,200            2,200
   Lehigh County, Industrial
      Development Authority,
      Series A, LOC: Rabo
      Bank (RB) (A)
       4.400%, 05/07/97            1,600            1,600
   Philadelphia Hospital & Higher
      Education Authority,
      Pennsylvania Hospital Project,
      Series C (RB) (FGIC)
       3.900%, 07/01/97            1,000            1,000

--------------------------------------------------------------------------------
                                 Principal
Description                     Amount (000)    Value (000)
--------------------------------------------------------------------------------

   Wyomissing, School District,
      Pre-refunded @ 100
      (GO) (FGIC) (B)
       5.400%, 11/01/97           $1,010          $ 1,018
--------------------------------------------------------------------------------
   TOTAL PENNSYLVANIA                             $ 5,818
--------------------------------------------------------------------------------
   RHODE ISLAND - 1.9%
   Rhode Island State (TAN)
       4.500%, 06/30/97            2,000            2,002
--------------------------------------------------------------------------------
   TOTAL RHODE ISLAND                           $   2,002
--------------------------------------------------------------------------------
   SOUTH CAROLINA - 2.6%
   South Carolina State Public
      Service Authority (TECP)
       3.350%, 05/01/97            2,700            2,700
--------------------------------------------------------------------------------
   TOTAL SOUTH CAROLINA                         $   2,700
--------------------------------------------------------------------------------
   TENNESSEE - 1.5%
   Jefferson County, Industrial
      Development Authority,
      Ball Corporation Project,
      LOC: PNC Bank (RB) (A)
       4.750%, 05/07/97            1,500            1,500
--------------------------------------------------------------------------------
   TOTAL TENNESSEE                              $   1,500
--------------------------------------------------------------------------------
   TEXAS - 14.8%
   Port Corpus Christi, Industrial
      Development, Series A, LOC:
      Bank of Montreal (RB) (A)
       4.400%, 05/07/97            3,000            3,000
   Texas Municipal Power Agency
      (BAN)
       3.550%, 05/21/97            2,750            2,750
   Texas State (TRAN)
       4.750%, 08/29/97            5,660            5,680
   Texas State Higher Education
      Authority, Series B (RB)
      (FGIC) (A)
       4.000%, 05/07/97            2,865            2,865
   Texas State Public Finance
      Authority (RB) (MBIA)
       6.400%, 02/01/98              850              865
--------------------------------------------------------------------------------
   TOTAL TEXAS                                  $  15,160
--------------------------------------------------------------------------------
   UTAH - 4.6%
   Emery County, Pacificorp Project,
      Series 1991, LOC: Credit Suisse
      (RB) (A)
       4.500%, 05/07/97            4,700            4,700
--------------------------------------------------------------------------------
   TOTAL UTAH                                    $  4,700
--------------------------------------------------------------------------------
   VERMONT - 0.5%
   Vermont State (GO)
      (RAN) (TECP)
       3.700%, 06/13/97              500              500
--------------------------------------------------------------------------------
   TOTAL VERMONT                                 $    500
--------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS & NOTES
   (Cost $102,665)                               $102,665
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.3%
   (Cost $102,665)                               $102,665
================================================================================
OTHER ASSETS AND LIABILITIES, NET - (0.3%)       $   (352)
================================================================================

--------------------------------------------------------------------------------
Statement of Net Assets
--------------------------------------------------------------------------------

Tax-Free Money Market Portfolio (concluded)

--------------------------------------------------------------------------------
Description                                     Value (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization - no par value)
   based on 69,090,371 outstanding shares
   of beneficial interest                        $ 69,085
Portfolio Shares of Retail Class
   (unlimited authorization - no par value)
   based on 16,494,949 outstanding shares of
   beneficial interest                             16,494
Portfolio Shares of Institutional II Class
   (unlimited authorization - no par
   value) based on 16,727,622 outstanding shares
   of beneficial interest                          16,727
Undistributed net investment income                     7
================================================================================
TOTAL NET ASSETS--100.0%                         $102,313
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE - INSTITUTIONAL CLASS            $1.00
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE - RETAIL CLASS                   $1.00
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE - INSTITUTIONAL II CLASS         $1.00
================================================================================

(A) VARIABLE RATE SECURITY -- THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT AS OF APRIL 30, 1997. THE DATE SHOWN IS THE NEXT SCHEDULED RESET DATE.
(B) THE PRE-REFUNDED DATE IS SHOWN AS THE MATURITY DATE ON THE STATEMENT OF NET ASSETS.
AMBAC-AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
BAN-BOND ANTICIPATION NOTE
CIBC-CANADIAN IMPERIAL BANK CORPORATION
COP-CERTIFICATES  OF PARTICIPATION
FGIC-FINANCIAL GUARANTY INSURANCE COMPANY
FNMA-FEDERAL NATIONAL MORTGAGE ASSOCIATION
FSA-FINANCIAL SECURITY ASSURANCE
GO-GENERAL OBLIGATION
LOC-LETTER OF CREDIT
MBIA-MUNICIPAL BOND INSURANCE ASSOCIATION
RAN-REVENUE ANTICIPATION NOTE
RB-REVENUE BOND
SLMA-STUDENT LOAN MARKETING ASSOCIATION
TAN-TAX ANTICIPATION NOTE
TECP-TAX EXEMPT COMMERCIAL PAPER
TRAN-TAX & REVENUE ANTICIPATION NOTE
UBS-UNION BANK OF SWITZERLAND

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ARK Funds: U.S. Government Money Market Portfolio
[Pie Chart Graph Omitted]
Pie Chart depicting percentage of Portfolio investments

Repurchase Agreements -- 39%
Variable Rate U.S. Government Agency Obligations -- 18%
U.S. Government Agency Obligations -- 43%

% OF TOTAL PORTFOLIO INVESTMENTS

--------------------------------------------------------------------------------
                                 Principal
Description                     Amount (000)    Value (000)
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 61.0%
   Federal Farm Credit Bank (B)
       5.550%, 05/01/97         $ 25,000         $ 24,990
       5.570%, 05/01/97           25,000           24,986
   Federal Farm Credit Bank (A)
       5.850%, 08/01/97           15,000           15,004
      11.900%, 10/20/97            7,033            7,226
   Federal Home Loan Bank (A)
       5.430%, 05/15/97           50,000           49,894
       5.440%, 06/05/97           40,000           39,788
       5.330%, 09/10/97           25,000           24,511
       5.420%, 12/02/97           10,000            9,994
       5.710%, 01/21/98           10,000            9,997
   Federal Home Loan Mortgage
      Corporation (A)
       5.280%, 06/03/97           25,000           24,879
       5.290%, 06/06/97           50,000           49,735
       5.450%, 06/30/97            3,026            2,999
       5.470%, 07/09/97          100,000           98,952
       5.300%, 09/03/97           20,000           19,632
       5.600%, 10/31/97           10,100           10,098
       5.715%, 03/17/98           10,000            9,988
   Federal National Mortgage
      Association (B)
       5.580%, 05/01/97           25,000           24,991
       5.590%, 05/01/97           25,000           24,991
       5.550%, 05/06/97           25,000           24,995
       5.780%, 05/06/97           56,000           55,997
       5.293%, 05/19/97           25,000           24,992
       5.520%, 06/20/97           25,000           24,998
   Federal National Mortgage
      Association (A)
       5.280%, 06/06/97           50,000           49,736
       5.485%, 07/22/97           50,000           49,375
       5.640%, 09/03/97           10,000            9,988
       5.580%, 10/07/97           25,000           24,384
       5.590%, 10/09/97           25,000           24,375
       5.580%, 10/10/97           25,000           24,372
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $785,867)                               $785,867
--------------------------------------------------------------------------------

                                          APRIL 30, 1997 [ARK FUND LOGO OMITTED]

--------------------------------------------------------------------------------
                                 Principal
Description                     Amount (000)    Value (000)
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS - 39.2%
   First Boston 5.350%,
      dated  04/30/97,
      matures  05/01/97,
      repurchase  price
      $228,796,591
      (collateralized by
      various U.S. Treasury
      Notes,  total par
      value $234,184,000,
      5.500%-7.500%,
      07/31/97- 04/30/02:
      total market value
      $234,393,796)             $228,763       $  228,763
   Goldman Sachs
      5.180%, dated 04/30/97,
       matures 05/01/97, repurchase
      price $96,013,813
      (collateralized by U.S.
      Treasury Bond, total par
      value $101,529,000, 6.500%,
      11/15/26: total market
      value $97,920,114)          96,000           96,000
   Smith Barney
      5.375%, dated 04/30/97,
       matures 05/01/97, repurchase
      price $180,026,875
      (collateralized by various
      U.S. Treasury STRIPS,
      total par value $127,791,900,
      11/15/98-11/15/14: various
      U.S. Treasury Notes, total par
      value $94,116,600, 5.875%-
      7.750%, 07/31/97-03/31/02:
      U.S. Treasury Bond, total par
      value $22,500,000,
      8.500%, 02/15/20: total market
      value $183,600,526)        180,000          180,000
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS
   (Cost $504,763)                             $  504,763
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.2%
   (Cost $1,290,630)                           $1,290,630
================================================================================
OTHER ASSETS AND LIABILITIES, NET - (0.2%)     $   (2,568)
================================================================================


--------------------------------------------------------------------------------
 Description                                 Value (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of
   Institutional Class
   (unlimited authorization - no par value)
   based on 1,250,788,349 outstanding shares
   of beneficial interest                     $ 1,250,773
Portfolio Shares of
   Institutional II Class
   (unlimited authorization - no par
   value) based on 37,285,649 outstanding shares
   of beneficial interest                          37,285
Undistributed net investment income                    33
Distributions in excess of net realized
   gain on investments                                (29)
================================================================================
TOTAL NET ASSETS - 100.0%                      $1,288,062
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE - INSTITUTIONAL CLASS       $     1.00
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE - INSTITUTIONAL II CLASS    $     1.00
================================================================================
(A) THE ANNUALIZED DISCOUNT YIELD AT TIME OF PURCHASE IS SHOWN AS THE RATE ON THE STATEMENT OF NET ASSETS.
(B) VARIABLE RATE SECURITY - THE RATE REPORTED ON THE STATEMENT OF NET ASSETS
    IS THE RATE IN EFFECT AS OF APRIL 30, 1997. THE DATE SHOWN IS THE NEXT SCHEDULED RESET DATE.

STRIPS-SEPARATELY TRADED REGISTERED AND INTEREST PRINCIPAL SECURITIES

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
Statement of Net Assets
--------------------------------------------------------------------------------
ARK Funds: U.S. Treasury Money Market Portfolio
[Pie Chart Graph Omitted]
Pie Chart depicting percentage of Portfolio investments

U.S. Treasury Notes -- 55%
U.S. Treasury Bills -- 45%

% OF TOTAL PORTFOLIO INVESTMENTS

--------------------------------------------------------------------------------
                                 Principal
Description                     Amount (000)    Value (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS - 98.9%
   U.S. Treasury Bills (A)
       5.235%, 05/08/97          $ 1,867        $   1,865
       5.086%, 05/29/97              364              362
       5.100%, 07/03/97              856              849
       5.100%, 07/24/97           18,728           18,506
       5.151%, 08/21/97           76,484           75,220
       5.335%, 09/18/97            5,482            5,368
       5.244%, 10/16/97           26,547           25,886
       5.146%, 11/13/97            5,236            5,091
       5.335%, 01/08/98            1,654            1,592
   U.S. Treasury Notes
       6.500%, 05/15/97           75,000           75,034
       6.125%, 05/31/97           50,000           50,018
       6.750%, 05/31/97           40,000           40,037
--------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $299,828)                               $299,828
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 98.9%
   (Cost $299,828)                               $299,828
================================================================================
OTHER ASSETS AND LIABILITIES, NET - 1.1%         $  3,265
================================================================================


--------------------------------------------------------------------------------
Description                                      Value (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization - no par value)
   based on 225,912,622 outstanding shares
   of beneficial interest                       $ 225,902
Portfolio Shares of Retail Class
   (unlimited authorization - no par value)
   based on 13,673,556 outstanding shares
   of beneficial interest                          13,674
Portfolio Shares of Institutional II Class
   (unlimited authorization - no par
   value) based on 63,499,915 outstanding shares
   of beneficial interest                          63,496
Undistributed net investment income                    26
Distributions in excess of net realized
   gain on investments                                 (5)
================================================================================
TOTAL NET ASSETS - 100.0%                        $303,093
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE - INSTITUTIONAL CLASS         $   1.00
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE - RETAIL CLASS                $   1.00
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE - INSTITUTIONAL II CLASS      $   1.00
================================================================================
(A) THE ANNUALIZED DISCOUNT YIELD AT TIME OF PURCHASE IS SHOWN AS THE RATE ON THE STATEMENT OF NET ASSETS.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                          APRIL 30, 1997 [ARK FUND LOGO OMITTED]
ARK Funds: Short-Term Treasury Portfolio
[Pie Chart Graph Omitted]
Pie Chart depicting percentage of Portfolio investments

U.S. Treasury Bonds -- 12%
U.S. Treasury Bills -- 18%
U.S. Treasury Notes -- 70%

% OF TOTAL PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------
                                 Principal
Description                     Amount (000)    Value (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS - 99.1%
   U.S. Treasury Bills (A)
       5.180%, 06/19/97           $  107         $    106
       5.110%, 07/24/97              105              104
       5.065%, 08/07/97               13               13
       5.300%, 08/21/97            1,390            1,367
       5.159%, 10/16/97              176              172
       5.159%, 11/13/97            1,040            1,009
       5.238%, 12/11/97            1,845            1,783
       5.275%, 01/08/98            2,255            2,168
       5.148%, 02/05/98            1,062            1,016
   U.S. Treasury Notes
       5.375%, 11/30/97              500              499
       8.125%, 02/15/98            2,250            2,287
       5.250%, 07/31/98            3,000            2,972
       6.250%, 07/31/98            2,000            2,004
       5.875%, 08/15/98            3,069            3,061
       6.000%, 09/30/98            5,800            5,793
       5.875%, 10/31/98              362              360
       5.625%, 11/30/98            3,355            3,328
       5.750%, 12/31/98            1,000              994
       5.875%, 01/31/99            2,436            2,422
       5.875%, 02/28/99            2,000            1,988
       5.875%, 11/15/99            5,379            5,315
   U.S. Treasury Bond
       6.000%, 08/15/99            5,376            5,337
--------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $44,297)                                 $44,098
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.1%
   (Cost $44,297)                                 $44,098
================================================================================
OTHER ASSETS AND LIABILITIES, NET - 0.9%          $   402
================================================================================
--------------------------------------------------------------------------------

Description                                      Value (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization - no par value)
   based on 2,164,358 outstanding shares
   of beneficial interest                         $21,638
Portfolio Shares of Retail Class
   (unlimited authorization - no par value)
   based on 2,302,882 outstanding shares
   of beneficial interest                          23,073
Undistributed net investment income                     1
Accumulated net realized loss on investments          (13)
Net unrealized depreciation on investments           (199)
================================================================================
TOTAL NET ASSETS - 100.0%                         $44,500
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE - INSTITUTIONAL CLASS          $  9.96
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE - RETAIL CLASS                 $  9.96
================================================================================
(A) THE ANNUALIZED DISCOUNT YIELD AT TIME OF PURCHASE IS SHOWN AS THE RATE ON THE STATEMENT OF NET ASSETS.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
Statement of Net Assets
--------------------------------------------------------------------------------


ARK Funds: Maryland Tax-Free Portfolio
[Pie Chart Graph Omitted]
Pie Chart depicting percentage of Portfolio investments

Cash -- 1%
Fixed Rate Municipal Obligations -- 99%

% OF TOTAL PORTFOLIO INVESTMENTS


--------------------------------------------------------------------------------
                                 Principal
Description                     Amount (000)    Value (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS & NOTES - 98.3%
   MARYLAND - 96.4%
   Allegany County, Public
      Improvements, Callable
      03/01/07 @ 101 (GO)
      (AMBAC)
       5.300%, 03/01/12           $1,190           $1,160
   Anne Arundel County, Callable
      09/01/06 @ 101 (GO)
       5.000%, 09/01/10            1,500            1,442
   Anne Arundel County, Water &
      Sewer Utility Improvements,
      Pre-refunded @ 102 (GO) (A)
       6.900%, 03/01/98            1,000            1,043
   Baltimore, Series A, Callable
      04/01/03 @ 102 (COP) (MBIA)
       5.200%, 04/01/04              750              758
   Baltimore, Series B (GO) (MBIA)
       7.000%, 10/15/03            1,000            1,114
   Baltimore, Port Facilities-DuPont,
      Callable 04/01/02 @ 103 (RB)
       6.500%, 10/01/11            1,000            1,076
   Baltimore, Water Project, Series A,
      Callable 07/01/06 @ 101 (RB)
      (FGIC)
       5.500%, 07/01/26            1,500            1,433
   Baltimore County, Consolidated
      Public Improvements, Callable
      06/01/06 @ 101 (GO)
       5.500%, 06/01/16            2,000            1,960
   Baltimore County, Pension Funding,
      Callable 07/01/98 @ 102 (GO)
       6.700%, 07/01/11            1,000            1,041
   Baltimore County, Callable
      06/16/97 @ 102 (COP)
       6.900%, 12/01/99            1,000            1,022
   Calvert County, Pollution Control,
      Baltimore Gas & Electric
      Company Project, Callable
      07/15/04 @ 102 (RB)
       5.550%, 07/15/14            2,500            2,453

--------------------------------------------------------------------------------
                                 Principal
Description                     Amount (000)    Value (000)
--------------------------------------------------------------------------------
   Calvert County, Public & School
      Improvements, Callable
      01/01/06 @ 101 (GO)
       5.750%, 01/01/11           $1,900           $1,933
   Carroll County, Consolidated
      Public Improvements,
      Pre-refunded @ 102 (GO) (A)
       6.250%, 11/01/01            1,000            1,076
   Carroll County, Pre-refunded
      @ 102 (GO) (A)
       7.250%, 10/01/00              500              551
   Charles County, Callable
      03/01/05 @ 101 (GO)
       5.700%, 03/01/10              750              767
   Cumberland, Series A, Callable
      05/01/04 @ 102 (RB) (FGIC)
       5.125%, 05/01/13            1,000              961
   Frederick, Callable 12/01/02
      @ 102 (GO) (FGIC)
       6.125%, 12/01/06            1,000            1,063
       6.125%, 12/01/07              500              529
   Frederick County, Callable
      07/01/02 @ 102 (GO)
       5.700%, 07/01/09            1,000            1,016
   Frederick County, Series B,
      Callable 07/01/02 @ 102 (GO)
       6.300%, 07/01/07            1,000            1,064
       6.300%, 07/01/08            2,000            2,123
   Gaithersburg, Hospital & Nursing
      Home Improvements, Shady
      Grove, Callable 09/01/05
      @ 102 (RB) (FSA)
       6.000%, 09/01/22            1,000            1,010
   Howard County, Consolidated
      Public Improvements, Series A,
      Callable  02/15/03 @ 101 (GO)
       5.200%, 02/15/04            1,000            1,019
   Howard County, Series B, Callable
      08/15/01 @ 100 (GO)
       6.000%, 08/15/19            3,000            3,041
   Howard County, Series B (GO)
       5.800%, 08/15/01              500              522
   Maryland State (GO)
       6.700%, 07/15/00              500              534
   Maryland State, Callable
      10/15/01 @ 101 (GO)
       5.900%, 10/15/04            1,000            1,046
   Maryland State, Callable
      10/15/01 @ 102 (GO)
       6.100%, 10/15/06            1,500            1,586
   Maryland State & Local Facilities
      Authority, First Series, Callable
      02/01/03 @ 100 (GO)
       5.300%, 02/01/04            1,000            1,019

                                          APRIL 30, 1997 [ARK FUND LOGO OMITTED]


--------------------------------------------------------------------------------
                                 Principal
Description                     Amount (000)    Value (000)
--------------------------------------------------------------------------------
   Maryland State & Local Facilities
      Authority, Second Series AA,
      Callable 06/01/04 @ 101.5 (GO)
       5.500%, 06/01/08           $1,500           $1,541
   Maryland State Department of
      Transportation (RB)
       4.500%, 07/15/97              500              501
   Maryland State Department of
      Transportation, Public
      Improvements, Callable
      09/01/00 @ 100.75 (RB)
       6.100%, 09/01/01            2,000            2,100
   Maryland State Doctors Community
      Hospital, Health Improvements,
      Callable 07/01/03 @ 100 (RB)
       5.500%, 07/01/24            2,000            1,798
   Maryland State Health & Higher
      Education Facilities Authority,
      Health Improvements, Peninsula
      Regional Medical Center Project,
      Callable 07/01/03 @ 102 (RB)
       5.000%, 07/01/08            1,000              941
   Maryland State Health & Higher
      Education Facilities Authority,
      Howard County General Hospital
      Project, Callable 07/01/03
      @ 102 (RB)
       5.500%, 07/01/13            1,000              941
   Maryland State Health & Higher
      Education Facilities Authority,
      Hospital Improvements, North
      Arundel Project, Callable
      07/01/03 @ 102 (RB) (MBIA)
       6.000%, 07/01/12              500              514
   Maryland State Health & Higher
      Education Facilities Authority,
      Loyola College Project, Series A,
      Callable 10/01/06 @ 102
      (RB) (MBIA)
       5.375%, 10/01/11              950              935
       5.375%, 10/01/26            1,500            1,410
   Maryland State Health & Higher
      Education Facilities Authority,
      Johns Hopkins University Project,
      Callable 07/01/98 @ 102 (RB)
       7.375%, 07/01/08            1,000            1,051
   Maryland State Health & Higher
      Education Facilities Authority,
      Johns Hopkins University Project,
      Callable 11/15/98 @ 102 (RB)
       7.375%, 07/01/09            1,000            1,056
   Maryland State Health & Higher
      Education Facilities Authority,
      Mercy Medical Center Project,
      Callable 07/01/03 @ 102
      (RB) (AMBAC)
       5.750%, 07/01/15            2,000            2,005


--------------------------------------------------------------------------------
                                 Principal
Description                      Amount (000)    Value (000)
--------------------------------------------------------------------------------
   Maryland State Health & Higher
      Education Facilities Authority,
      Pickersgill Project, Series A,
      Callable 01/01/07 @ 102 (RB)
       6.000%, 01/01/15           $1,500           $1,502
   Maryland State Health & Higher
      Education Facilities Authority,
      Sinai Hospital Project, Callable
      07/01/03 @ 102 (RB) (AMBAC)
       5.200%, 07/01/04            1,000            1,010
   Maryland State Health & Higher
      Education Facilities Authority,
      University of Maryland Medical
      Systems Project, Series A,
      Pre-refunded @ 102 (RB)
      (FGIC) (A)
       7.000%, 07/01/01            1,000            1,100
   Maryland State Health & Higher
      Education Facilities Authority,
      University of Maryland Medical
      Systems Project, Callable 07/01/03
      @ 102 (RB) (FGIC)
       5.300%, 07/01/05            1,000            1,010
   Maryland State Industrial
      Development Financing
      Authority, Holy Cross Health
      Systems Project (RB)
       5.000%, 12/01/03            1,000            1,004
   Maryland State Transportation
      Authority, Callable 07/01/02
      @ 100 (RB)
       5.750%, 07/01/15            3,000            2,974
   Maryland State Transportation
      Authority, Baltimore/Washington
      International Airport Project,
      Callable 07/01/04 @ 102
      (RB) (FGIC)
       6.000%, 07/01/07            1,000            1,065
   Maryland State Water Quality
      Financing Administration,
      Revolving Loan Fund, Series A,
      Callable 09/01/02 @ 101 (RB)
       6.550%, 09/01/14              945            1,003
   Maryland State Water Quality
      Financing Administration,
      Revolving Loan Fund, Series A,
      Callable 09/01/05 @ 100 (RB)
       5.500%, 09/01/12            1,250            1,234
   Montgomery County, Consolidated
      Public Improvements, Series A,
      Callable 10/01/04 @ 102 (GO)
       6.000%, 10/01/09            2,000            2,125
   Montgomery County, Parking
      Authority, Silver Spring Parking
      Lot Project, Series A, Callable
      06/01/02 @ 102 (RB) (FGIC)
       6.250%, 06/01/09              500              531

--------------------------------------------------------------------------------
Statement of Net Assets
--------------------------------------------------------------------------------


MARYLAND TAX-FREE PORTFOLIO (CONTINUED)

--------------------------------------------------------------------------------
                                   Principal       Market
Description                      Amount (000)    Value (000)
--------------------------------------------------------------------------------
   Montgomery County, Public
      Improvements, Series A (GO)
       5.800%, 07/01/07           $1,000           $1,055
   Montgomery County, Public
      Improvements, Series A,
      Callable 10/01/02 @ 102 (GO)
       5.500%, 10/01/06            1,000            1,036
   Montgomery County, Single Family
      Mortgage Program, Series A,
      Callable 07/01/05 @ 102 (RB)
      (FHA/VA/FHLMC)
       6.350%, 07/01/14              150              157
   Prince Georges County, Consolidated
      Public Improvements, Callable
      03/15/03 @ 102 (GO) (AMBAC)
       5.750%, 03/15/10              725              740
   Prince Georges County, Health
      Improvements, Dimensions Health
      Corporation, Callable  07/01/04
      @ 102 (RB)
       5.375%, 07/01/14            1,500            1,410
   Prince Georges County, Public
      Improvements, Series A, Callable
      03/01/02 @ 102 (GO) (MBIA)
       6.000%, 03/01/07            1,450            1,521
   Prince Georges County, Solid Waste
      Management System, Callable
      06/15/03 @ 102 (RB) (FSA)
       5.000%, 06/15/04            1,000              990
   Prince Georges County, Water
      Utility Improvements, Stormwater
      Management  Project, Callable
      03/15/03 @ 102 (GO)
       5.500%, 03/15/13            2,575            2,507
   Queens Annes County, Public
      Facilities, Callable 11/15/07
      @ 101 (GO) (FGIC)
       5.400%, 11/15/11            1,000              998
   Queens Annes County,  School
      and Recreational Facilities
      Improvements, Callable 11/15/07
      @ 101 (GO) (FGIC)
       6.000%, 11/15/08            1,000            1,066
   University of Maryland, Equipment
      Loan Program, Second Series,
      Callable 06/01/02 @ 102 (RB)
       6.000%, 06/01/05              500              529
   University of Maryland, Medical
      Systems Project, Series A,
      Callable 04/01/05 @ 102 (RB)
       5.500%, 04/01/10            2,000            2,015


--------------------------------------------------------------------------------
                                   Principal       Market
Description                      Amount (000)    Value (000)
--------------------------------------------------------------------------------

   University of Maryland, Medical
      Systems Project, Series B,
      Callable 10/01/02 @ 102 (RB)
       6.100%, 04/01/03           $  500          $   533
   Washington County, Public
      Improvements, Callable
      01/01/05 @ 102 (GO) (MBIA)
       5.800%, 01/01/15            1,250            1,267
   Washington Suburban
      Sanitation District, General
      Construction (GO)
       5.000%, 06/01/09            1,000              976
   Washington Suburban Sanitation
      District, General Construction,
      Callable  06/01/04 @ 102 (RB)
       5.000%, 06/01/11            1,000              950
   Washington Suburban Sanitation
      District, Sewer Improvements,
      Callable 06/01/03 @ 102 (GO)
       5.300%, 06/01/08            1,000            1,000
   Washington Suburban Sanitation
      District, Sewer Improvements,
      Callable 06/01/06 @ 100 (GO)
       5.600%, 06/01/18            1,000              986
--------------------------------------------------------------------------------
   TOTAL MARYLAND                                 $84,449
--------------------------------------------------------------------------------
   PUERTO RICO - 1.2%
   Commonwealth of Puerto Rico,
      Public Improvements
      (GO) (MBIA)
       6.250%, 07/01/12            1,000            1,086
--------------------------------------------------------------------------------
   TOTAL PUERTO RICO                              $ 1,086
--------------------------------------------------------------------------------
   TEXAS - 0.7%
   Austin, Utility Systems, Series A,
      Escrowed to Maturity (RB)
       9.100%, 05/15/00              190              213
   Austin, Utility Systems, Un-refunded
      Balance, Series A (RB)
       9.100%, 05/15/00              310              349
--------------------------------------------------------------------------------
   TOTAL TEXAS                                     $  562
--------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS & NOTES
   (Cost $84,373)                                 $86,097
--------------------------------------------------------------------------------

CASH EQUIVALENT - 0.9%
   Dreyfus Tax Exempt Cash
      Management Fund                790              790
--------------------------------------------------------------------------------
TOTAL CASH EQUIVALENT
   (Cost $790)                                     $  790
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.2%
   (Cost $85,163)                                 $86,887
================================================================================
OTHER ASSETS AND LIABILITIES, NET - 0.8%          $   718
================================================================================

                                          APRIL 30, 1997 [ARK FUND LOGO OMITTED]

--------------------------------------------------------------------------------

Description                                      Value (000)
--------------------------------------------------------------------------------

NET ASSETS:
Portfolio Shares of Institutional Class
 (unlimited authorization - no par value)
  based on 8,067,718 outstanding shares
  of beneficial interest                         $ 77,343
Portfolio Shares of Retail Class
 (unlimited  authorization - no par value)
  based on 810,518 outstanding shares
  of beneficial interest                            8,069
Accumulated net realized gain on investments          469
Net unrealized appreciation on investments          1,724
================================================================================
 TOTAL NET ASSETS - 100.0%                        $87,605
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE - INSTITUTIONAL CLASS            $9.87
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE - RETAIL CLASS                   $9.87
================================================================================
MAXIMUM OFFERING PRICE PER SHARE -
   RETAIL CLASS ($9.87 / 95.50%)                   $10.34
================================================================================

(A) THE PRE-REFUNDED DATE IS SHOWN AS THE MATURITY DATE ON THE STATEMENT OF NET ASSETS.
AMBAC-AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
COP-CERTIFICATES OF PARTICIPATION
FGIC-FINANCIAL GUARANTY INSURANCE COMPANY FHA-FEDERAL HOUSING ADMINISTRATION FHLMC-FEDERAL HOME LOAN MORTGAGE CORPORATION
FSA-FINANCIAL SECURITY ASSURANCE
GO-GENERAL OBLIGATION
MBIA-MUNICIPAL BOND INSURANCE ASSOCIATION
RB-REVENUE BOND
VA-VETERANS ADMINISTRATION

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ARK FUNDS: PENNSYLVANIA TAX-FREE PORTFOLIO

[Pie Chart Graph Omitted]
Pie Chart depicting percentage of Portfolio investments

Cash -- 4%
Variable Rate Municipal Obligations -- 2%
Fixed Rate Municipal Obligations -- 94%

% OF TOTAL PORTFOLIO INVESTMENTS


--------------------------------------------------------------------------------
                                     Principal     Market
Description                        Amount (000)  Value (000)
--------------------------------------------------------------------------------

MUNICIPAL BONDS & NOTES - 96.8%
   PENNSYLVANIA - 94.5%
   Allegheny County, Hospital
      Development Authority,
      Pittsburgh Mercy Health
      System Project, Callable
      8/15/06 @ 102 (RB) (AMBAC)
       5.625%, 08/15/18             $500             $486
   Allegheny County, Hospital
      Development Authority,
      Presbyterian Health Center
      Project, Series C
      (RB) (MBIA) (A)
       4.600%, 05/01/97              500              500
   Allegheny County, Series C-39,
      Callable 05/01/02 @ 102
      (GO) (AMBAC)
       5.600%, 05/01/04              300              311
   Allentown, Callable 07/15/03
      @ 100 (GO) (AMBAC)
       5.650%, 07/15/08              500              511
   Allentown, Callable 07/15/09
      @ 100 (GO) (AMBAC)
       5.650%, 07/15/10              250              254
   Allentown, Sewer Systems,
      Callable 07/15/09 @ 100
      (RB) (AMBAC)
       5.650%, 07/15/10              250              254
   Bucks County, Community
      College Project, Callable
      6/15/07 @ 100 (RB)
       5.500%, 06/15/17              500              482
   Chester County, Callable
      12/15/03 @ 100 (GO)
       5.300%, 12/15/05              500              506
   Conrad Weiser Area School
      District, Pre-refunded @ 100
      (GO) (MBIA) (B)
       6.700%, 12/15/04              500              551

--------------------------------------------------------------------------------
Statement of Net Assets
--------------------------------------------------------------------------------

PENNSYLVANIA TAX-FREE PORTFOLIO (CONTINUED)

--------------------------------------------------------------------------------
                                     Principal     Market
Description                        Amount (000)  Value (000)
--------------------------------------------------------------------------------
   Cornwall & Lebanon, Suburban
      Joint School Authority,
      Callable 03/01/04 @ 100
      (RB) (FGIC)
       5.750%, 03/01/08             $500             $512
   Cumberland County, Messiah
      College Project, Callable 10/01/06
      @ 100 (RB) (AMBAC)
       5.125%, 10/01/15              500              466
   Cumberland Valley, School District,
      Callable 09/01/03 @ 100
      (GO) (FGIC)
       5.350%, 09/01/07              500              504
   Dauphin County (GO) (MBIA)
       4.850%, 08/01/01              500              502
   Delaware County, Dunwoody
      Village Project (RB) (C)
       5.550%, 04/01/06              300              300
   Delaware County (GO)
       5.300%, 11/15/01              250              255
   Delaware County, Callable
      11/15/07 @ 100 (GO)
       5.125%, 11/15/16              500              468
   Fox Chapel, Sanitation Sewer
      Authority, Callable 05/01/97
      @ 100 (RB)
       5.900%, 05/01/05              440              440
   Harrisburg, School District
      Authority, Series B, Callable
      09/01/02 @ 100 (RB) (AMBAC)
       5.650%, 09/01/05              250              253
   Lancaster County, Lancaster
      General Hospital Project
      (RB) (AMBAC)
       5.800%, 07/01/01              500              518
   Lancaster, Franklin & Marshall
      College Project, Callable 04/15/02
      @ 100 (RB) (MBIA)
       6.500%, 04/15/06              250              267
   Lansdale, Callable 06/01/02 @ 100
      (GO) (AMBAC)
       6.400%, 06/01/05              150              159
       6.500%, 06/01/06              100              106
   Luzerne County, Callable 12/15/07
      @ 100 (GO) (FGIC)
       5.600%, 12/15/16              500              492
   Montgomery County, Callable
      10/15/01 @ 102 (GO)
       5.200%, 10/15/02              300              307
   Montgomery County, Health &
      Higher Education Authority,
      Abington Memorial Hospital
      Project, Series A, Callable 06/01/04
      @ 102 (RB) (AMBAC)
       5.125%, 06/01/14              500              464


--------------------------------------------------------------------------------
                                     Principal     Market
Description                        Amount (000)  Value (000)
--------------------------------------------------------------------------------
   Montgomery County, Health &
      Higher Education Authority,
      Beaver College Project, Callable
      04/01/06 @ 102 (RB) (Connie Lee)
       5.700%, 04/01/10             $500             $506
   Montgomery County, Callable
      10/15/01 @ 102 (GO)
       5.750%, 10/15/10              500              514
   Montgomery County, Sewer
      Authority, Callable 08/01/97
      @ 100 (RB) (FGIC)
       5.850%, 08/01/06              500              502
   Norristown, School District
      Authority, Callable 03/01/07
      @ 100 (GO) (FGIC)
       5.500%, 09/01/14              500              490
   Northampton County, Pennsylvania
      Higher Education Authority,
      Lehigh University, Callable
      10/15/01 @ 102 (RB) (MBIA)
       6.900%, 10/15/06              500              547
   North Hills, School District
      Authority, Callable 11/15/07
      @ 100 (GO) (FGIC)
       5.625%, 11/15/14              500              495
   North Huntingdon Township,
      Escrowed To Maturity (GO)
       5.750%, 04/01/08              305              311
   North Wales, Water Authority,
      Callable 11/01/05 @ 100
      (RB) (FGIC)
       5.600%, 11/01/16              500              490
   Parkland, School District
      Improvements, Callable
      03/01/06 @100 (GO) (MBIA)
       5.500%, 09/01/09              500              511
   Pennsylvaina State Higher
      Education Facility, Drexel
      University (RB) (MBIA)
       5.750%, 05/01/03              500              519
   Pennsylvania State Convention
      Center Authority, Series A,
      Escrowed To Maturity
      (RB) (FGIC)
       6.700%, 09/01/16              265              297
   Pennsylvania State Higher
      Education Facilities Authority,
      Series E, Escrowed to Maturity
      (RB) (MBIA)
       6.450%, 06/15/01              500              531
   Pennsylvania State Higher
      Education Facilities Authority,
      University of Pennsylvania
      Project, Callable 01/01/06
      @ 101 (RB)
       5.600%, 01/01/10              500              504

                                          APRIL 30, 1997 [ARK FUND LOGO OMITTED
--------------------------------------------------------------------------------
                                    Principal      Market
Description                       Amount (000)   Value (000)
--------------------------------------------------------------------------------

   Pennsylvania State Housing
      Finance Agency, Callable
      07/01/02 @ 102 (RB) (FNMA)
       6.400%, 07/01/12             $500             $512
   Pennsylvania State University,
      Callable 3/01/02 @ 102 (RB)
       5.950%, 03/01/03              500              527
   Pennsylvania State Financing
      Authority, Callable
      11/01/03 @ 102 (RB)
       6.600%, 11/01/09              400              424
   Pennsylvania State, First Series,
      Callable 05/15/06 @ 101.5
      (GO) (FGIC)
       5.375%, 05/15/14              500              486
   Pennsylvania State, Second
      Series (GO)
       6.000%, 07/01/07              300              322
   Pennsylvania State, Third Series,
      Callable 09/01/03 @ 101.5 (GO)
       5.000%, 09/01/12              500              471
   Pennsylvania State Turnpike
      Commission, Callable 12/01/02
      @ 102 (RB) (FGIC)
       6.000%, 12/01/12              400              412
   Philadelphia Airport Parking
      Authority, Callable 09/01/07
      @ 101 (RB) (AMBAC)
       5.500%, 09/01/18              500              481
   Philadelphia Higher Education
      Facilities Authority, Moss
      Rehabilitation Hospital Project
      (RB) (AMBAC)
       6.900%, 07/01/00              295              314
   Pittsburgh, School District, Series B,
      Pre-refunded @ 100 (GO)
      (FGIC) (B)
       5.250%, 08/01/97              250              251
   Punxsutawney Area School District,
      Callable 04/15/05 @ 100
      (GO) (MBIA)
       5.750%, 04/15/10              500              511
   Red Lion Area School District,
      Callable 04/01/02 @ 100
      (GO) (AMBAC)
       5.850%, 04/01/05              100              103
   Ridley Park, Taylor Hospital
      Authority, Series A (RB)
       6.000%, 12/01/05              500              501
   Scranton-Lackawanna, Health
      & Welfare Authority, Mercy
      Health Project, Series B
      (RB) (MBIA)
       5.100%, 01/01/07              500              498
   South Allegheny School District,
      Callable 10/01/05 @ 100
      (GO) (MBIA)
       5.100%, 10/01/06              500              497


--------------------------------------------------------------------------------
                                    Principal      Market
Description                       Amount (000)   Value (000)
--------------------------------------------------------------------------------
   Upper Merion, Municipal
      Utility Authority, Callable
      08/15/03 @ 100 (RB)
       6.000%, 08/15/12             $500          $   510
   York County (GO) (FGIC)
       5.500%, 10/01/01              200              206
--------------------------------------------------------------------------------
   TOTAL PENNSYLVANIA                             $23,111
--------------------------------------------------------------------------------
   PUERTO RICO - 2.3%
   Commonwealth of Puerto Rico
      (GO) (MBIA)
       6.500%, 07/01/08              500              556
--------------------------------------------------------------------------------
   TOTAL PUERTO RICO                              $   556
--------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS & NOTES
   (Cost $23,461)                                 $23,667
--------------------------------------------------------------------------------

CASH EQUIVALENT - 3.5%
   Federated Pennsylvania
      Municipal Cash Trust Fund      850              850
--------------------------------------------------------------------------------
TOTAL CASH EQUIVALENT
   (Cost $850)                                     $  850
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.3%
   (Cost $24,311)                                 $24,517
================================================================================
OTHER ASSETS AND LIABILITIES, NET - (0.3%)        $   (62)
================================================================================
NET ASSETS:
Portfolio Shares of Institutional Class
 (unlimited authorization - no par value)
   based on 2,345,987 outstanding shares
   of beneficial interest                         $22,973
Portfolio Shares of Retail Class
 (unlimited  authorization - no par value)
 based on 118,730 outstanding shares
 of beneficial interest                             1,184
Accumulated net realized gain on investments           92
Net unrealized appreciation on investments            206
================================================================================
TOTAL NET ASSETS - 100.0%                         $24,455
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE - INSTITUTIONAL CLASS            $9.92
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE - RETAIL CLASS                   $9.92
================================================================================
 MAXIMUM OFFERING PRICE PER SHARE -
   RETAIL CLASS ($9.92 / 95.50%)                   $10.39
================================================================================

(A) VARIABLE RATE SECURITY - THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT AS OF APRIL 30, 1997. THE DATE SHOWN IS THE NEXT SCHEDULED RESET DATE.
(B) THE PRE-REFUNDED DATE IS SHOWN AS THE MATURITY DATE ON THE STATEMENT OF NET ASSETS.
(C) WHEN-ISSUED SECURITY (TOTAL COST $300,000)
AMBAC-AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
CONNIE LEE-COLLEGE CONSTRUCTION LOAN INSURANCE ASSOCIATION
FGIC-FINANCIAL GUARANTY INSURANCE COMPANY
FNMA-FEDERAL NATIONAL MORTGAGE ASSOCIATION
GO-GENERAL OBLIGATION
MBIA-MUNICIPAL BOND INSURANCE ASSOCIATION
RB-REVENUE BOND

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
Schedule of Investments
--------------------------------------------------------------------------------
ARK FUNDS: INCOME PORTFOLIO
[Pie Chart Graph Omitted]
Pie Chart depicting percentage of Portfolio investments


Repurchase Agreements -- 11%
U.S. Government Mortgage Backed -- 23%
Mortgage Backed Securities -- 6%
Corporate Obligations -- 27%
Yankee Bonds -- 3%
Asset Backed Securities -- 2%
U.S. Treasury Obligations -- 28%

% OF TOTAL PORTFOLIO INVESTMENTS



--------------------------------------------------------------------------------
                                   Principal       Market
Description                      Amount (000)    Value (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS - 28.0%
   U.S. Treasury Notes
       6.125%, 05/15/98          $ 5,600         $  5,608
       5.375%, 05/31/98            8,855            8,797
       9.125%, 05/15/99            6,000            6,318
       7.125%, 09/30/99            4,000            4,068
       7.750%, 11/30/99            3,000            3,095
       6.375%, 01/15/00            5,000            5,004
       6.375%, 09/30/01            6,000            5,961
       7.875%, 11/15/04            5,900            6,301
       6.500%, 05/15/05              600              591
   U.S. Treasury Bonds
      10.750%, 08/15/05           15,625           19,542
       9.125%, 05/15/09            2,600            2,932
      10.375%, 11/15/12            4,000            5,026
       8.000%, 11/15/21              895              992
--------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $73,886)                                 $74,235
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS - 26.8%
   AUTOMOTIVE - 0.4%
   Chrysler (A)
       7.450%, 02/01/97            1,000              950
--------------------------------------------------------------------------------
   TOTAL AUTOMOTIVE                                $  950
--------------------------------------------------------------------------------
   BANKS/FINANCE - 11.0%
   Abbey National Treasury
      Services (B)
       5.650%, 05/01/97            5,000            4,997
   Bank of America (B)
       5.650%, 05/01/97            5,000            5,000
   Bank of New York (A)
       7.780%, 12/01/26            1,500            1,419
   BankAmerica Institutional
      Series A (A)
       8.070%, 12/31/26            2,500            2,456
   Compass Trust I
       8.230%, 01/15/27            2,000            1,957
   Crestar Financial (A)
       8.160%, 12/15/26            3,500            3,430
   First Nationwide Holdings
      10.625%, 10/01/03            1,000            1,065

--------------------------------------------------------------------------------
                                   Principal       Market
Description                      Amount (000)    Value (000)
--------------------------------------------------------------------------------
   First Union Capital (A)
       8.040%, 12/01/26          $ 2,425          $ 2,392
   First Union Capital
       7.935%, 01/15/27            1,700            1,640
   Keycorp Institutional Capital (A)
       7.826%, 12/01/26            3,100            2,945
   Mellon Capital I
       7.720%, 12/01/26            2,000            1,885
--------------------------------------------------------------------------------
   TOTAL BANKS/FINANCE                            $29,186
--------------------------------------------------------------------------------
   COMMUNICATIONS - 2.9%
   360 Communication
       7.500%, 03/01/06            1,500            1,487
   ITT
       6.750%, 11/15/03            2,000            1,920
       7.375%, 11/15/15            1,000              907
   Worldcom
       7.750%, 04/01/07            3,500            3,487
--------------------------------------------------------------------------------
   TOTAL COMMUNICATIONS                           $ 7,801
--------------------------------------------------------------------------------
   ELECTRIC SERVICES - 2.6%
   Southern California Edison
       8.875%, 06/01/24            1,384            1,434
   Texas Utility Electric
       9.750%, 05/01/21            5,000            5,594
--------------------------------------------------------------------------------
   TOTAL ELECTRIC SERVICES                        $ 7,028
--------------------------------------------------------------------------------
   ENTERTAINMENT - 2.8%
   Comcast Cablevision (A)
       8.375%, 05/01/07            2,000            2,010
   Time Warner (A)
       6.100%, 12/30/01            2,000            1,890
   TKR Cable
      10.500%, 10/30/07            3,250            3,547
--------------------------------------------------------------------------------
   TOTAL ENTERTAINMENT                            $ 7,447
--------------------------------------------------------------------------------
   HEALTHCARE - 0.9%
   Tenet Healthcare
       8.000%, 01/15/05            2,500            2,456
--------------------------------------------------------------------------------
   TOTAL HEALTHCARE                               $ 2,456
--------------------------------------------------------------------------------
   MACHINERY - 1.4%
   Case Equipment
      7.250%, 01/15/16             3,885            3,628
--------------------------------------------------------------------------------
   TOTAL MACHINERY                                $ 3,628
--------------------------------------------------------------------------------
   PETROLEUM - 0.8%
   Oryx Energy
       8.125%, 10/15/05            2,000            2,043
--------------------------------------------------------------------------------
   TOTAL PETROLEUM                                $ 2,043
--------------------------------------------------------------------------------
   REAL ESTATE INVESTMENT TRUST - 0.7%
   Storage USA
       7.125%, 11/01/03            2,000            1,958
--------------------------------------------------------------------------------
   TOTAL REAL ESTATE INVESTMENT TRUST             $ 1,958
--------------------------------------------------------------------------------
   RETAIL - 2.9%
   Federated Department Store
       8.500%, 06/15/03            2,000            2,077
   Great Atlantic & Pacific Tea (A)
       7.750%, 04/15/07            1,500            1,502

                                          APRIL 30, 1997 [ARK FUND LOGO OMITTED]
--------------------------------------------------------------------------------
                                   Principal       Market
Description                      Amount (000)    Value (000)
--------------------------------------------------------------------------------
   Kroger
       7.650%, 04/15/07          $ 2,000          $ 2,017
   Loewen Group International (A)
       8.250%, 10/15/03            2,000            2,017
--------------------------------------------------------------------------------
   TOTAL RETAIL                                   $ 7,613
--------------------------------------------------------------------------------
   TRANSPORTATION - 0.4%
   AMR
       9.270%, 08/13/98            1,000            1,033
--------------------------------------------------------------------------------
   TOTAL TRANSPORTATION                           $ 1,033
--------------------------------------------------------------------------------
TOTAL CORPORATE OBLIGATIONS
   (Cost $72,096)                                 $71,143
--------------------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS - 23.1%
   Federal Home Loan Mortgage
      Corporation
       8.500%, 11/01/01               87               90
       9.000%, 01/01/02               81               84
       8.000%, 01/01/08              150              152
      14.750%, 03/01/10               47               55
       8.500%, 09/01/26            2,497            2,581
   Federal Home Loan Mortgage
      Corporation (GTD)
       9.000%, 09/15/08               43               49
      12.450%, 09/15/09               30               31
   Federal Home Loan Mortgage
      Corporation (CMO)
      10.000%, 06/15/19              524              536
   Federal National Mortgage
      Association (REMIC)
       5.000%, 01/25/01              261              260
       9.750%, 09/25/18              706              754
   Federal National Mortgage
      Association (CMO)
      10.000%, 01/25/16              161              165
   Federal National Mortgage
      Association
       7.000%, 08/01/25              475              460
       7.000%, 09/01/25            3,537            3,428
       7.000%, 02/01/26            3,079            2,983
       7.500%, 06/01/27 (C)       20,000           19,837
   Government National Mortgage
      Association (REMIC)
       7.750%, 06/16/20            1,000            1,021
   Government National Mortgage
      Association
       7.500%, 05/15/22            1,075            1,066
       7.500%, 10/15/23            4,028            3,994
       7.500%, 12/15/23            1,712            1,698
       7.000%, 02/15/24            4,575            4,425
       7.000%, 05/15/24            8,853            8,563
       7.500%, 05/15/24            3,901            3,868
       7.500%, 10/15/24            3,414            3,385
       7.000%, 09/20/25            1,895            1,825
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
   (Cost $60,778)                                 $61,310
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Principal       Market
Description                      Amount (000)    Value (000)
--------------------------------------------------------------------------------
MORTGAGE RELATED - 5.8%
   Countrywide Funding
      Series 1994-4 A12
       6.950%, 04/25/24          $ 5,452          $ 4,986
   IMC Home Equity Loan
      Trust 1996-4 Cl A1
       6.590%, 07/25/11            1,423            1,420
   IMC Home Equity Loan
      Trust 1997-2 Cl A3
       6.940%, 11/20/11            4,000            3,993
   MDC Asset Investors
      Trust Series V Cl 2
       9.325%, 12/01/17                7                7
   Prudential Home Mortgage Securities
      1993-36 Cl A1
       6.850%, 10/25/23            2,875            2,849
   Residential Asset Securitization
      Series 1996-A8 Cl A1
       8.000%, 12/25/26            2,169            2,191
--------------------------------------------------------------------------------
TOTAL MORTGAGE RELATED
   (Cost $15,323)                                 $15,446
--------------------------------------------------------------------------------
YANKEE BONDS - 3.1%
   Gulf Canada Resources
       8.250%, 03/15/17            2,000            1,965
   Hydro-Quebec
       7.500%, 04/01/16            2,195            2,146
   Quebec Province
       7.500%, 07/15/23              465              445
   Saga Petroleum
       9.125%, 07/15/14            3,400            3,715
--------------------------------------------------------------------------------
TOTAL YANKEE BONDS
   (Cost $8,518)                                  $ 8,271
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 2.4%
   Premier Auto Trust 96-2 Cl A4
       6.575%, 10/06/00            4,600            4,594
   Standard Credit Card Master
      Trust Series 1995-10 Cl A
       5.900%, 02/07/01            1,875            1,856
--------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
   (Cost $6,473)                                  $ 6,450
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 0.1%
   Federal National Mortgage
      Association
       8.625%, 11/10/04              400              414
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $413)                                     $  414
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Net Assets
--------------------------------------------------------------------------------


INCOME PORTFOLIO (CONTINUED)

--------------------------------------------------------------------------------
                                   Principal       Market
Description                      Amount (000)    Value (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 10.7%
   First Boston
      5.350%, dated 04/30/97,
      matures 05/01/97, repurchase
      price $28,328,269 (collateralized
      by U.S. Treasury Note, total par
      value $27,615,000, 8.250%,
      07/15/98: total market
      value $28,957,630)         $28,324         $ 28,324
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
   (Cost $28,324)                                $ 28,324
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.0%
   (Cost $265,811)                               $265,593
================================================================================

(A) SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A, OR OFFERED PURSUANT TO
    SECTION 4(2) OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION NORMALLY TO QUALIFIED INSTITUTIONAL INVESTORS.
(B) VARIABLE RATE SECURITY--THE RATE REPORTED ON THE STATEMENT OF NET
    ASSETS IS THE RATE IN EFFECT AS OF APRIL 30, 1997. THE DATE SHOWN IS THE NEXT SCHEDULED RESET DATE.
(C) WHEN ISSUED SECURITY (TOTAL COST $19,575,000).
CL-CLASS
CMO-COLLATERALIZED MORTGAGE OBLIGATION
GTD-GUARANTEED MORTGAGE CERTIFICATES
REMIC-REAL ESTATE MORTGAGE INVESTMENT CONDUIT

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ARK FUNDS: INTERMEDIATE FIXED INCOME PORTFOLIO
[Pie Chart Graph Omitted]
Pie Chart depicting percentage of Portfolio investments

Repurchase Agreements -- 1%
U.S. Government Mortgage Backed -- 10%
U.S. Government Agency Obligations -- 2%
U.S. Treasury Obligations -- 48%
Corporate Obligations -- 21%
Yankee Bonds -- 7%
Asset Backed Securities -- 8%
Mortgage Related -- 2%

% OF TOTAL PORTFOLIO INVESTMENTS

--------------------------------------------------------------------------------
                                   Principal       Market
Description                      Amount (000)    Value (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS - 47.7%
   U.S. Treasury Notes
       7.375%, 11/15/97           $8,000         $  8,064
       7.500%, 10/31/99            8,000            8,204
       7.750%, 11/30/99            5,000            5,158
       7.500%, 11/15/01            5,000            5,181
       7.875%, 11/15/04            5,000            5,340
       6.500%, 05/15/05            2,000            1,972
   U.S. Treasury Bond
      10.750%, 08/15/05            2,000            2,501
--------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $36,108)                                 $36,420
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS - 21.0%
   BANKS/FINANCE - 3.1%
   Case Credit Note
       6.125%, 02/15/03            1,000              951
   First Union, Callable 11/15/99
      @ 100
       8.770%, 11/15/04            1,350            1,407
--------------------------------------------------------------------------------
   TOTAL BANKS/FINANCE                            $ 2,358
--------------------------------------------------------------------------------
   COMMUNICATIONS - 4.1%
   360 Communications
       7.125%, 03/01/03            1,000              987
   ITT
       6.750%, 11/15/03            1,000              960
   Lucent Technologies
       7.250%, 07/15/06            1,220            1,225
--------------------------------------------------------------------------------
   TOTAL COMMUNICATIONS                           $ 3,172
--------------------------------------------------------------------------------
   ENTERTAINMENT - 2.8%
   Continental Cablevision
      8.300%, 05/15/06             1,125            1,181
   Time Warner (A)
       6.100%, 12/30/01            1,000              945
--------------------------------------------------------------------------------
   TOTAL ENTERTAINMENT                            $ 2,126
--------------------------------------------------------------------------------
   HEALTHCARE - 1.3%
   Tenet Healthcare
       8.000%, 01/15/05            1,000              982
--------------------------------------------------------------------------------
   TOTAL HEALTHCARE                                $  982
--------------------------------------------------------------------------------

                                          APRIL 30, 1997 [ARK FUND LOGO OMITTED]

--------------------------------------------------------------------------------
                                  Principal       Market
Description                      Amount (000)    Value (000)
--------------------------------------------------------------------------------

   PERSONAL CREDIT INSTITUTIONS - 2.6%
   General Motors Acceptance
       7.850%, 05/08/97           $2,000          $ 2,000
--------------------------------------------------------------------------------
   TOTAL PERSONAL CREDIT INSTITUTIONS             $ 2,000
--------------------------------------------------------------------------------
   REAL ESTATE INVESTMENT TRUST - 1.3%
   Storage USA
       7.125%, 11/01/03            1,000              979
--------------------------------------------------------------------------------
   TOTAL REAL ESTATE INVESTMENT TRUST              $  979
--------------------------------------------------------------------------------
   RETAIL - 1.4%
   Federated Department Store
       8.500%, 06/15/03            1,000            1,039
--------------------------------------------------------------------------------
   TOTAL RETAIL                                   $ 1,039
--------------------------------------------------------------------------------
   SECURITY BROKERS & DEALERS - 4.4%
   Lehman Brothers Holdings
       7.250%, 10/15/03            1,250            1,242
   Merrill Lynch
       7.375%, 08/17/02            2,100            2,129
--------------------------------------------------------------------------------
   TOTAL SECURITY BROKERS & DEALERS               $ 3,371
--------------------------------------------------------------------------------
TOTAL CORPORATE OBLIGATIONS
   (Cost $16,137)                                 $16,027
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
   OBLIGATIONS - 11.5%
   Federal Home Loan Bank (CMO)
       6.634%, 02/20/04            1,575            1,551
   Federal Home Loan Mortgage
      Corporation (CMO) (B)
       7.000%, 11/01/97              500              504
       7.250%, 11/01/97              473              474
       8.000%, 11/01/97              231              232
   Federal National Mortgage
      Association (CMO) (B)
       7.000%, 05/01/02            1,500            1,484
   Federal National Mortgage
      Association (B)
       6.500%, 11/01/01            4,675            4,541
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY
   MORTGAGE-BACKED OBLIGATIONS
   (Cost $8,871)                                  $ 8,786
--------------------------------------------------------------------------------

ASSET-BACKED SECURITIES - 8.3%
   Capita Equipment Trust
      Series 1996-1 Cl A3 (B)
       6.110%, 11/01/98            1,500            1,497
   Cityscape Home Equity Loan
      Trust Series 1996-3 Cl A1A (B)
       6.700%, 05/01/98            1,649            1,653
   Premier Auto Trust
      Series 1996-2 Cl A4 (B)
       6.575%, 05/01/99            1,575            1,573
   Standard Credit Card Master
      Trust Series 1990-6 Cl A (B)
       9.375%, 08/01/97              600              604
   Standard Credit Card Master
      Trust Series 1995-10 Cl A (B)
       5.900%, 02/01/99            1,000              990
--------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
   (Cost $6,326)                                  $ 6,317
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Principal       Market
Description                      Amount (000)    Value (000)
--------------------------------------------------------------------------------
YANKEE BONDS - 7.3%
   Hydro Quebec
       6.490%, 07/16/03           $1,500          $ 1,472
   Merita Bank
       6.500%, 01/15/06            1,350            1,261
   Royal Caribbean
       8.250%, 04/01/05            1,500            1,558
   Santander Financial
       7.000%, 04/01/06            1,350            1,318
--------------------------------------------------------------------------------
TOTAL YANKEE BONDS
   (Cost $5,686)                                  $ 5,609
--------------------------------------------------------------------------------
MORTGAGE RELATED - 1.9%
   Collateralized Mortgage
      Series 1992-2 Cl F
       7.000%, 10/20/00              500              503
   Prudential Home Mortgage
      Series 1993-36 Cl A1
       6.850%, 10/25/23              927              919
--------------------------------------------------------------------------------
TOTAL MORTGAGE RELATED
   (Cost $1,424)                                  $ 1,422
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT - 1.0%
   First Boston
      5.350%, dated 04/30/97,
      matures 05/01/97, repurchase
      price $770,044 (collateralized
      by U.S. Treasury Note, total par
      value $720,000, 9.125%, 05/15/99:
      total market value $787,704)    770             770
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
   (Cost $770)                                    $   770
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 98.7%
   (Cost $75,322)                                 $75,351
================================================================================
OTHER ASSETS AND LIABILITIES, NET - 1.3%          $   975
================================================================================
NET ASSETS:
Portfolio Shares of Institutional Class
 (unlimited authorization - no par value)
  based on 7,787,352 outstanding shares
  of beneficial interest                           76,378
Accumulated net realized loss on investments          (81)
Net unrealized appreciation on investments             29
================================================================================
TOTAL NET ASSETS-100.0%                           $76,326
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE - INSTITUTIONAL CLASS            $9.80
================================================================================
(A) SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION NORMALLY TO QUALIFIED INSTITUTIONAL INVESTORS.
(B) THE AVERAGE LIFE DATE IS SHOWN AS THE MATURITY DATE ON THE STATEMENT
    OF NET ASSETS.
CL-CLASS
CMO-COLLATERALIZED MORTGAGE OBLIGATION

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
Statement of Net Assets
--------------------------------------------------------------------------------


ARK FUNDS: BALANCED PORTFOLIO
[Pie Chart Graph Omitted]
Pie Chart depicting percentage of Portfolio investments

Repurchase Agreements --5%
Real Estate Investment Trusts -- 1%
Asset Backed Securities -- 1%
Mortgage Related -- 2%
U.S. Government Mortgage Backed Obligations -- 13%
Corporate Obligations --10%
U.S. Treasury -- 6%
Common Stocks -- 62%

% OF TOTAL PORTFOLIO INVESTMENTS


--------------------------------------------------------------------------------
                                                   Market
Description                       Shares         Value (000)
--------------------------------------------------------------------------------

COMMON STOCKS - 62.9%
   AIRCRAFT - 2.6%
   Boeing                         11,000          $ 1,085
   Lockheed Martin                12,000            1,074
--------------------------------------------------------------------------------
   TOTAL AIRCRAFT                                  $2,159
--------------------------------------------------------------------------------
   AUTOMOTIVE - 1.1%
   Magna International, Cl A      18,000              938
--------------------------------------------------------------------------------
   TOTAL AUTOMOTIVE                                $  938
--------------------------------------------------------------------------------
   BANKS - 3.8%
   Banc One                       25,000            1,059
   Chase Manhattan                12,000            1,111
   Norwest                        20,000              997
--------------------------------------------------------------------------------
   TOTAL BANKS                                     $3,167
--------------------------------------------------------------------------------
   BEAUTY PRODUCTS - 1.0%
   Gillette                       10,000              850
--------------------------------------------------------------------------------
   TOTAL BEAUTY PRODUCTS                           $  850
--------------------------------------------------------------------------------
   BROADCASTING, NEWSPAPERS & ADVERTISING - 0.7%
   Evergreen Media, Cl A*         18,400              596
--------------------------------------------------------------------------------
   TOTAL BROADCASTING, NEWSPAPERS & ADVERTISING    $  596
--------------------------------------------------------------------------------
   CHEMICALS - 1.5%
   Monsanto                       30,000            1,282
--------------------------------------------------------------------------------
   TOTAL CHEMICALS                                 $1,282
--------------------------------------------------------------------------------
   COMMUNICATIONS EQUIPMENT - 0.6%
   Ascend Communications*         10,000              457
--------------------------------------------------------------------------------
   TOTAL COMMUNICATIONS EQUIPMENT                  $  457
--------------------------------------------------------------------------------
   COMPUTER SOFTWARE - 3.3%
   Computer Associates
      International               30,000            1,560
   Microsoft*                     10,000            1,215
--------------------------------------------------------------------------------
   TOTAL COMPUTER SOFTWARE                         $2,775
--------------------------------------------------------------------------------
   COMPUTERS & SERVICES - 3.3%
   Hewlett Packard                15,000              788
   Sun Microsystems*              40,000            1,152
   Sybase*                        65,000              959
--------------------------------------------------------------------------------
   TOTAL COMPUTERS & SERVICES                      $2,899
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                  Market
Description                       Shares        Value (000)
--------------------------------------------------------------------------------
   DRUGS - 4.4%
   Abbott Laboratories            12,500         $    762
   American Home Products         11,000              729
   Pfizer                         10,000              960
   Schering Plough                15,000            1,200
--------------------------------------------------------------------------------
   TOTAL DRUGS                                     $3,651
--------------------------------------------------------------------------------
   ELECTRICAL EQUIPMENT - 1.3%
   General Electric               10,000            1,109
--------------------------------------------------------------------------------
   TOTAL ELECTRICAL EQUIPMENT                      $1,109
--------------------------------------------------------------------------------
   ENTERTAINMENT - 2.6%
   Carnival                       35,000            1,291
   Walt Disney                    10,000              820
--------------------------------------------------------------------------------
   TOTAL ENTERTAINMENT                             $2,111
--------------------------------------------------------------------------------
   FINANCIAL SERVICES - 2.7%
   Dean Witter Discover           30,000            1,148
   Federal Home Loan Mortgage
      Corporation                 34,000            1,084
--------------------------------------------------------------------------------
   TOTAL FINANCIAL SERVICES                        $2,232
--------------------------------------------------------------------------------
   FOOD, BEVERAGE & TOBACCO - 4.7%
   CPC International              14,000            1,157
   PepsiCo                        40,000            1,395
   Philip Morris                  34,500            1,358
--------------------------------------------------------------------------------
   TOTAL FOOD, BEVERAGE & TOBACCO                  $3,910
--------------------------------------------------------------------------------
   HEALTH CARE PRODUCTS & SERVICES - 1.5%
   Johnson & Johnson              20,000            1,225
--------------------------------------------------------------------------------
   TOTAL HEALTH CARE PRODUCTS & SERVICES           $1,225
--------------------------------------------------------------------------------
   HOTELS & LODGING - 1.8%
   HFS*                           25,000            1,481
--------------------------------------------------------------------------------
   TOTAL HOTELS & LODGING                          $1,481
--------------------------------------------------------------------------------
   HOUSEHOLD PRODUCTS - 1.6%
   Colgate-Palmolive              12,000            1,332
--------------------------------------------------------------------------------
   TOTAL HOUSEHOLD PRODUCTS                        $1,332
--------------------------------------------------------------------------------
   INSURANCE - 2.0%
   Aetna                          10,000              911
   American International Group    5,500              707
--------------------------------------------------------------------------------
   TOTAL INSURANCE                                 $1,618
--------------------------------------------------------------------------------
   LEASING & RENTING - 1.2%
   Pitney Bowes                   15,000              960
--------------------------------------------------------------------------------
   TOTAL LEASING & RENTING                         $  960
--------------------------------------------------------------------------------
   MACHINERY - 0.6%
   Deere                          10,000              460
--------------------------------------------------------------------------------
   TOTAL MACHINERY                                 $  460
--------------------------------------------------------------------------------
   MEDICAL PRODUCTS & SERVICES - 3.3%
   Columbia/HCA Healthcare        30,000            1,050
   Guidant                        20,000            1,365
   Orthodontic Centers
      of America*                 30,000              360
--------------------------------------------------------------------------------
   TOTAL MEDICAL PRODUCTS & SERVICES               $2,775
--------------------------------------------------------------------------------

                                          APRIL 30, 1997 [ARK FUND LOGO OMITTED]


--------------------------------------------------------------------------------
                                Shares/Principal   Market
Description                       Amount (000)   Value (000)
--------------------------------------------------------------------------------
   MISCELLANEOUS BUSINESS SERVICES - 3.7%
   Computer Sciences*             18,000         $  1,125
   CUC International*             60,000            1,268
   OfficeMax*                     55,000              681
--------------------------------------------------------------------------------
   TOTAL MISCELLANEOUS BUSINESS SERVICES          $ 3,074
--------------------------------------------------------------------------------
   PETROLEUM & FUEL PRODUCTS - 2.4%
   Oryx Energy*                   16,300              326
   Smith International*           15,650              741
   Union Pacific Resources Group  35,000              949
--------------------------------------------------------------------------------
   TOTAL PETROLEUM & FUEL PRODUCTS                $ 2,016
--------------------------------------------------------------------------------
   REAL ESTATE INVESTMENT TRUST - 1.0%
   Kilroy Realty Corp             36,000              846
--------------------------------------------------------------------------------
   TOTAL REAL ESTATE INVESTMENT TRUST              $  846
--------------------------------------------------------------------------------
   RETAIL - 6.7%
   Cracker Barrel Old
      Country Stores              45,000            1,204
   Home Depot                     21,000            1,218
   McDonald's                     22,000            1,180
   Sears Roebuck                  20,000              960
   Wal-Mart Stores                35,000              989
--------------------------------------------------------------------------------
   TOTAL RETAIL                                   $ 5,551
--------------------------------------------------------------------------------
   SEMI-CONDUCTORS/INSTRUMENTS - 1.6%
   LSI Logic*                     35,000            1,339
--------------------------------------------------------------------------------
   TOTAL SEMI-CONDUCTORS/INSTRUMENTS              $ 1,339
--------------------------------------------------------------------------------
   TECHNOLOGY - 1.7%
   Cisco Systems*                 28,250            1,462
--------------------------------------------------------------------------------
   TOTAL TECHNOLOGY                               $ 1,462
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (Cost $43,809)                                 $52,275
--------------------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE-BACKED
   OBLIGATIONS - 13.2%
   Federal Home Loan Mortgage Corporation
       8.500%, 11/01/01            $  45               46
       9.000%, 01/01/02               91               94
       9.500%, 07/01/02               10               11
       6.500%, 04/01/08              984              956
       8.500%, 09/01/26              277              287
   Federal National Mortgage Association
      10.500%, 12/01/00                9                9
       7.000%, 02/01/07              428              424
       7.000%, 02/01/26              608              589
       7.500%, 08/01/26            1,903            1,890
   Federal National Mortgage Association
      (REMIC)
       9.750%, 09/25/18              235              251
   Government National Mortgage Association
       7.500%, 10/15/23            1,190            1,180
       7.500%, 12/15/23            1,140            1,130
       7.000%, 02/15/24            1,324            1,281
       7.000%, 05/15/24            2,656            2,569
   Government National Mortgage Association
      (REMIC)
       7.750%, 06/16/20              300              306
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
   (Cost $10,979)                                 $11,023
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                   Principal      Market
Description                       Amount (000)   Value (000)
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS - 7.9%
   Bank of New York (A)
       7.780%, 12/01/26           $  500            $ 473
   Case Equipment
       7.250%, 01/15/16              650              607
   Crestar Financial (A)
       8.160%, 12/15/26              800              784
   Federated Department Store
       8.500%, 06/15/03              500              519
   First Union Capital (A)
       8.040%, 12/01/26              250              247
   Great Atlantic & Pacific Tea (A)
       7.750%, 04/15/07              250              250
   Interamerican Development Bank
       9.500%, 10/15/97              200              203
   Loewen Group International (A)
       8.250%, 10/15/03              500              504
   Oryx Energy
       8.125%, 10/15/05              500              511
   Tenet Healthcare
       8.000%, 01/15/05              500              491
   Texas Utility Electric
       9.750%, 05/01/21              600              671
   Time Warner (A)
       6.100%, 12/30/01              500              473
   TKR Cable
      10.500%, 10/30/07              750              818
--------------------------------------------------------------------------------
TOTAL CORPORATE OBLIGATIONS
   (Cost $6,625)                                  $ 6,551
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS - 5.5%
   U.S. Treasury Notes
       7.375%, 11/15/97              815              822
       7.875%, 04/15/98            1,050            1,069
       7.500%, 10/31/99              500              513
       7.750%, 02/15/01              350              364
       6.625%, 06/30/01              750              752
   U.S. Treasury Bonds
       9.125%, 05/15/09              725              818
       8.000%, 11/15/21              200              222
--------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $4,534)                                  $ 4,560
--------------------------------------------------------------------------------
MORTGAGE RELATED - 2.1%
   Countrywide Funding
      Series 1994-4 C1 A12
       6.950%, 04/25/24              969              886
   IMC Home Equity Loan
      Trust 1997-2 C1 A3
       6.940%, 11/20/11              400              399
   MDC Asset Investors Trust
       8.940%, 03/01/18               43               44
   Prudential Home Mortgage
      Securities 1993-36 C1 A1
       6.850%, 10/25/23              394              391
--------------------------------------------------------------------------------
TOTAL MORTGAGE RELATED
   (Cost $1,700)                                  $ 1,720
--------------------------------------------------------------------------------
YANKEE BONDS - 1.6%
   Hydro-Quebec
       7.500%, 04/01/16              375              367
   Saga Petroleum
       9.125%, 07/15/14              900              983
--------------------------------------------------------------------------------
TOTAL YANKEE BONDS
   (Cost $1,408)                                  $ 1,350
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Net Assets
--------------------------------------------------------------------------------


BALANCED PORTFOLIO (CONCLUDED)

--------------------------------------------------------------------------------
                                Shares/Principal   Market
Description                       Amount (000)   Value (000)
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 1.3%
   Premier Auto Trust 96-2 C1 A4
       6.575%, 10/06/00           $  675          $   674
   Standard Credit Card Master
      Trust Cl A
       5.900%, 02/07/01              450              446
--------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
   (Cost $1,125)                                  $ 1,120
--------------------------------------------------------------------------------
PREFERRED CONVERTIBLE STOCK - 0.6%
   FINANCIAL SERVICES - 0.6%
   Money Store                    21,000              483
--------------------------------------------------------------------------------
   TOTAL FINANCIAL SERVICES                       $   483
--------------------------------------------------------------------------------
TOTAL PREFERRED CONVERTIBLE STOCK
   (Cost $507)                                    $   483
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 4.5%
   First Boston
      5.350%, dated 04/30/97,
      matures 05/01/97, repurchase
      price $3,744,738 (collateralized
      by U.S. Treasury Note, total par
      value $3,735,000, 6.000%,
      11/30/97: total market
      value $3,829,122)            3,744            3,744
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
   (Cost $3,744)                                  $ 3,744
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.6%
   (Cost $74,431)                                 $82,826
================================================================================
OTHER ASSETS AND LIABILITIES, NET - 0.4%          $   325
================================================================================
NET ASSETS:
Portfolio Shares of Institutional Class
 (unlimited authorization - no par value)
   based on 6,734,238 outstanding shares
   of beneficial interest                          64,791
Portfolio Shares of Retail Class
 (unlimited  authorization - no par value) based
  on 540,205 outstanding shares
  of beneficial interest                            5,978
Undistributed net investment income                   208
Accumulated net realized gain on investments        3,779
Net unrealized appreciation on investments          8,395
================================================================================
TOTAL NET ASSETS - 100.0%                         $83,151
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE - INSTITUTIONAL CLASS           $11.43
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE - RETAIL CLASS                  $11.40
================================================================================
MAXIMUM OFFERING PRICE PER SHARE -
   RETAIL CLASS ($11.40 / 95.25%)                  $11.97
================================================================================
(A) SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES
    ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION NORMALLY TO QUALIFIED INSTITUTIONAL INVESTORS.
* NON-INCOME PRODUCING SECURITY
CL-CLASS
REMIC-REAL ESTATE MORTGAGE INVESTMENT CONDUIT

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ARK FUNDS: EQUITY INCOME PORTFOLIO
[Pie Chart Graph Omitted]
Pie Chart depicting percentage of Portfolio investments

Repurchase Agreements --1%
Energy -- 14%
Financial -- 22%
Real Estate Investment Trusts -- 4%
Retail -- 3%
Miscellaneous Business -- 12%
Chemicals & Drugs -- 12%
Transportation -- 11%
Consumer Non-Durable -- 12%
Technology -- 9%

% OF TOTAL PORTFOLIO INVESTMENTS


--------------------------------------------------------------------------------
                                                   Market
Description                       Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCKS - 90.9%
   AIRCRAFT - 3.8%
   General Dynamics               25,000          $ 1,781
   Lockheed Martin                15,500            1,387
--------------------------------------------------------------------------------
   TOTAL AIRCRAFT                                  $3,168
--------------------------------------------------------------------------------
   AUTOMOTIVE - 4.1%
   Ford Motor                     50,000            1,737
   General Motors                 30,000            1,736
--------------------------------------------------------------------------------
   TOTAL AUTOMOTIVE                                $3,473
--------------------------------------------------------------------------------
   BANKS - 8.9%
   Banc One                       44,000            1,864
   Fleet Financial Group          27,000            1,647
   Norwest                        46,000            2,294
   PNC                            40,000            1,645
--------------------------------------------------------------------------------
   TOTAL BANKS                                     $7,450
--------------------------------------------------------------------------------
   BEAUTY PRODUCTS - 2.4%
   Colgate Palmolive              17,800            1,976
--------------------------------------------------------------------------------
   TOTAL BEAUTY PRODUCTS                           $1,976
--------------------------------------------------------------------------------
   CHEMICALS - 3.4%
   Dow Chemical                   17,900            1,519
   Olin                           32,000            1,316
--------------------------------------------------------------------------------
   TOTAL CHEMICALS                                 $2,835
--------------------------------------------------------------------------------
   COMMUNICATIONS EQUIPMENT - 1.9%
   GTE                            34,000            1,560
--------------------------------------------------------------------------------
   TOTAL COMMUNICATIONS EQUIPMENT                  $1,560
--------------------------------------------------------------------------------
   COMPUTERS & SERVICES - 1.5%
   Hewlett Packard                24,000            1,260
--------------------------------------------------------------------------------
   TOTAL COMPUTERS & SERVICES                      $1,260
--------------------------------------------------------------------------------
   DRUGS - 8.8%
   Abbott Laboratories            37,000            2,257
   American Home Products         30,000            1,988
   Bristol-Myers Squibb           27,200            1,782
   Pharmacia & Upjohn             45,000            1,333
--------------------------------------------------------------------------------
   TOTAL DRUGS                                     $7,360
--------------------------------------------------------------------------------

                                          APRIL 30, 1997 [ARK FUND LOGO OMITTED]


--------------------------------------------------------------------------------
                                                   Market
Description                       Shares         Value (000)
--------------------------------------------------------------------------------
   ELECTRICAL SERVICES - 3.2%
   Allegheny Power System         42,000          $ 1,103
   Public Service of Colorado     40,293            1,561
--------------------------------------------------------------------------------
   TOTAL ELECTRICAL SERVICES                       $2,664
--------------------------------------------------------------------------------
   FINANCIAL SERVICES - 4.0%
   Federal National Mortgage
      Association                 24,000              987
   Great Western Financial        57,000            2,394
--------------------------------------------------------------------------------
   TOTAL FINANCIAL SERVICES                        $3,381
--------------------------------------------------------------------------------
   FOOD, BEVERAGE & TOBACCO - 9.8%
   CPC International              23,000            1,900
   General Mills                  28,000            1,736
   H.J. Heinz                     44,000            1,826
   Philip Morris                  48,000            1,890
   UST                            35,000              914
--------------------------------------------------------------------------------
   TOTAL FOOD, BEVERAGE & TOBACCO                  $8,266
--------------------------------------------------------------------------------
   GAS/NATURAL GAS - 1.4%
   Washington Gas Light           52,000            1,196
--------------------------------------------------------------------------------
   TOTAL GAS/NATURAL GAS                           $1,196
--------------------------------------------------------------------------------
   INSURANCE - 5.0%
   ITT Hartford Group             30,000            2,235
   Marsh & McLennan               16,500            1,988
--------------------------------------------------------------------------------
   TOTAL INSURANCE                                 $4,223
--------------------------------------------------------------------------------
   LEASING & RENTING - 2.1%
   Pitney Bowes                   27,000            1,728
--------------------------------------------------------------------------------
   TOTAL LEASING & RENTING                         $1,728
--------------------------------------------------------------------------------
   MACHINERY - 1.9%
   Deere                          34,000            1,564
--------------------------------------------------------------------------------
   TOTAL MACHINERY                                 $1,564
--------------------------------------------------------------------------------
   MARINE TRANSPORTATION - 1.1%
   Knightsbridge Tankers Limited  40,000              910
--------------------------------------------------------------------------------
   TOTAL MARINE TRANSPORTATION                     $  910
--------------------------------------------------------------------------------
   MISCELLANEOUS BUSINESS SERVICES - 1.1%
   Electronic Data Systems        27,200              908
--------------------------------------------------------------------------------
   TOTAL MISCELLANEOUS BUSINESS SERVICES           $  908
--------------------------------------------------------------------------------
   PETROLEUM & FUEL PRODUCTS - 1.9%
   Atlantic Richfield             12,000            1,634
--------------------------------------------------------------------------------
   TOTAL PETROLEUM & FUEL PRODUCTS                 $1,634
--------------------------------------------------------------------------------
   PETROLEUM REFINING - 8.2%
   Chevron                        26,000            1,781
   Imperial Oil                   39,000            1,779
   Mobil                          12,000            1,560
   Texaco                         16,800            1,772
--------------------------------------------------------------------------------
   TOTAL PETROLEUM REFINING                        $6,892
--------------------------------------------------------------------------------
   PROFESSIONAL SERVICES - 1.6%
   Dun & Bradstreet               55,000            1,354
--------------------------------------------------------------------------------
   TOTAL PROFESSIONAL SERVICES                     $1,354
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Shares/Principal    Market
Description                      Amount (000)    Value (000)
--------------------------------------------------------------------------------
   RAILROADS - 2.0%
   Norfolk Southern               18,400         $  1,654
--------------------------------------------------------------------------------
   TOTAL RAILROADS                                $ 1,654
--------------------------------------------------------------------------------
   REAL ESTATE INVESTMENT TRUSTS - 3.7%
   Arden Realty Group             25,000              622
   First Industrial Realty Trust  25,000              738
   Health & Retirement
      Property Trust              50,000              944
   Kilroy Realty Corp             35,000              823
--------------------------------------------------------------------------------
   TOTAL REAL ESTATE INVESTMENT TRUSTS            $ 3,127
--------------------------------------------------------------------------------
   RETAIL - 1.4%
   Sears Roebuck                  25,000            1,200
--------------------------------------------------------------------------------
   TOTAL RETAIL                                   $ 1,200
--------------------------------------------------------------------------------
   SEMI-CONDUCTORS/INSTRUMENTS - 1.7%
   AMP                            40,000            1,435
--------------------------------------------------------------------------------
   TOTAL SEMI-CONDUCTORS/INSTRUMENTS              $ 1,435
--------------------------------------------------------------------------------
   TELEPHONES & TELECOMMUNICATIONS - 6.0%
   BellSouth                      40,500            1,802
   Telefonica de Espana, ADR      26,000            2,002
   US West                        35,900            1,261
--------------------------------------------------------------------------------
   TOTAL TELEPHONES & TELECOMMUNICATIONS          $ 5,065
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (Cost $63,694)                                 $76,283
--------------------------------------------------------------------------------
PREFERRED CONVERTIBLE STOCKS - 5.6%
   FINANCIAL SERVICES - 1.6%
   Money Store                    60,000            1,380
--------------------------------------------------------------------------------
   TOTAL FINANCIAL SERVICES                       $ 1,380
--------------------------------------------------------------------------------
   INSURANCE - 2.3%
   Aetna                          22,500            1,913
--------------------------------------------------------------------------------
   TOTAL INSURANCE                                $ 1,913
--------------------------------------------------------------------------------
   PETROLEUM & FUEL PRODUCTS - 1.7%
   Enron                          70,000            1,400
--------------------------------------------------------------------------------
   TOTAL PETROLEUM & FUEL PRODUCTS                $ 1,400
--------------------------------------------------------------------------------
TOTAL PREFERRED CONVERTIBLE STOCKS
   (Cost $4,745)                                  $ 4,693
--------------------------------------------------------------------------------
CONVERTIBLE BONDS - 2.3%
   ENVIRONMENTAL SERVICES - 0.5%
   Allwaste, 83.77 Shares
       7.250%, 06/01/14           $  450              442
--------------------------------------------------------------------------------
   TOTAL ENVIRONMENTAL SERVICES                    $  442
--------------------------------------------------------------------------------
   RETAIL - 1.8%
   Home Depot, 14.4665 Shares
       3.250%, 10/01/01            1,500            1,536
--------------------------------------------------------------------------------
   TOTAL RETAIL                                   $ 1,536
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
   (Cost $1,906)                                  $ 1,978
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Net Assets
--------------------------------------------------------------------------------
Equity Income Portfolio (concluded)

--------------------------------------------------------------------------------
                                    Principal      Market
Description                       Amount (000)   Value (000)
--------------------------------------------------------------------------------


REPURCHASE AGREEMENT - 1.2%
   First Boston
      5.350% dated 04/30/97, matures
      05/01/97, repurchase price
      $993,932 (collateralized by
      U.S. Treasury Note, total par
      value $970,000, 8.000%,
      08/15/99: total market
      value $1,018,300)             $994          $   994
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
   (Cost $994)                                    $   994
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.0%
   (Cost $71,339)                                 $83,948
================================================================================
OTHER ASSETS AND LIABILITIES, NET - 0.0%          $    (1)

NET ASSETS:
Portfolio Shares of Institutional Class
 (unlimited authorization - no par value)
  based on 7,867,378 outstanding shares
  of beneficial interest                           64,913
Accumulated net realized gain on investments        6,425
Net unrealized appreciation on investments         12,609
================================================================================
TOTAL NET ASSETS - 100.0%                         $83,947
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE - INSTITUTIONAL CLASS          $ 10.67
================================================================================
ADR-AMERICAN DEPOSITORY RECEIPT

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ARK FUNDS: BLUE CHIP EQUITY PORTFOLIO
[Pie Chart Graph Omitted]
Pie Chart depicting percentage of Portfolio investments

American Depository Receipts --5%
Repurchase Agreements -- 9%
Miscellaneous -- 6%
Consumer Products -- 23%
Chemical & Drugs -- 11%
Technology --13%
Oil-Energy -- 8%
Financial -- 17%
Transportation -- 8%

% OF TOTAL PORTFOLIO INVESTMENTS


--------------------------------------------------------------------------------
                                                   Market
Description                       Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCKS - 92.0%
   AIRCRAFT - 5.5%
   Boeing                         14,000           $1,381
   Lockheed Martin                14,800            1,325
--------------------------------------------------------------------------------
   TOTAL AIRCRAFT                                  $2,706
--------------------------------------------------------------------------------
   AUTOMOTIVE - 2.7%
   General Motors                 23,100            1,337
--------------------------------------------------------------------------------
   TOTAL AUTOMOTIVE                                $1,337
--------------------------------------------------------------------------------
   BANKS - 5.3%
   Chase Manhattan                13,500            1,250
   Norwest                        26,800            1,337
--------------------------------------------------------------------------------
   TOTAL BANKS                                     $2,587
--------------------------------------------------------------------------------
   CHEMICALS - 2.6%
   E.I. du Pont de Nemours        11,900            1,263
--------------------------------------------------------------------------------
   TOTAL CHEMICALS                                 $1,263
--------------------------------------------------------------------------------
   COMMUNICATIONS EQUIPMENT - 2.9%
   Philips Electronics, ADR       26,900            1,439
--------------------------------------------------------------------------------
   TOTAL COMMUNICATIONS EQUIPMENT                  $1,439
--------------------------------------------------------------------------------
   COMPUTER SOFTWARE - 4.7%
   Computer Associates
      International               20,000            1,040
   Microsoft*                     10,300            1,251
--------------------------------------------------------------------------------
   TOTAL COMPUTER SOFTWARE                         $2,291
--------------------------------------------------------------------------------
   COMPUTERS & SERVICES - 2.3%
   Hewlett Packard                21,000            1,102
--------------------------------------------------------------------------------
   TOTAL COMPUTERS & SERVICES                      $1,102
--------------------------------------------------------------------------------
   DRUGS - 8.2%
   Abbott Laboratories            21,800            1,330
   Merck                          14,300            1,294
   Pfizer                         14,300            1,373
--------------------------------------------------------------------------------
   TOTAL DRUGS                                     $3,997
--------------------------------------------------------------------------------
   ELECTRICAL EQUIPMENT - 2.8%
   General Electric               12,300            1,364
--------------------------------------------------------------------------------
   TOTAL ELECTRICAL EQUIPMENT                      $1,364
--------------------------------------------------------------------------------

                                          APRIL 30, 1997 [ARK FUND LOGO OMITTED]


--------------------------------------------------------------------------------
                                                   Market
Description                       Shares         Value (000)
--------------------------------------------------------------------------------
   ENTERTAINMENT - 2.8%
   Walt Disney                    16,900          $ 1,386
--------------------------------------------------------------------------------
   TOTAL ENTERTAINMENT                             $1,386
--------------------------------------------------------------------------------
   FINANCIAL SERVICES - 5.8%
   Associates First Capital       27,800            1,425
   Federal National Mortgage
      Association                 33,800            1,390
--------------------------------------------------------------------------------
   TOTAL FINANCIAL SERVICES                        $2,815
--------------------------------------------------------------------------------
   FOOD, BEVERAGE & TOBACCO - 10.8%
   Coca Cola                      21,700            1,381
   CPC International              15,000            1,239
   PepsiCo                        39,400            1,374
   Philip Morris                  33,000            1,299
--------------------------------------------------------------------------------
   TOTAL FOOD, BEVERAGE & TOBACCO                  $5,293
--------------------------------------------------------------------------------
   HEALTHCARE PRODUCTS & SERVICES - 2.9%
   Johnson & Johnson              22,800            1,396
--------------------------------------------------------------------------------
   TOTAL HEALTHCARE PRODUCTS & SERVICES            $1,396
--------------------------------------------------------------------------------
   HOUSEHOLD PRODUCTS - 2.7%
   Procter & Gamble               10,600            1,333
--------------------------------------------------------------------------------
   TOTAL HOUSEHOLD PRODUCTS                        $1,333
--------------------------------------------------------------------------------
   INSURANCE - 2.4%
   Chubb                          20,700            1,195
--------------------------------------------------------------------------------
   TOTAL INSURANCE                                 $1,195
--------------------------------------------------------------------------------
   LEASING & RENTING - 3.9%
   Pitney Bowes                   20,800            1,331
   Hertz, Cl A*                   20,000              580
--------------------------------------------------------------------------------
   TOTAL LEASING & RENTING                         $1,911
--------------------------------------------------------------------------------
   MISCELLANEOUS BUSINESS SERVICES - 1.8%
   Electronic Data Systems        26,300              878
--------------------------------------------------------------------------------
   TOTAL MISCELLANEOUS BUSINESS SERVICES           $  878
--------------------------------------------------------------------------------
   PETROLEUM-INTERNATIONAL - 5.5%
   Exxon                          24,000            1,359
   Royal Dutch Petroleum           7,300            1,316
--------------------------------------------------------------------------------
   TOTAL PETROLEUM-INTERNATIONAL                   $2,675
--------------------------------------------------------------------------------
   PETROLEUM REFINING - 2.6%
   Texaco                         11,800            1,245
--------------------------------------------------------------------------------
   TOTAL PETROLEUM REFINING                        $1,245
--------------------------------------------------------------------------------
   RAILROADS - 2.0%
   Tranz Rail Holdings, ADR       55,000              976
--------------------------------------------------------------------------------
   TOTAL RAILROADS                                 $  976
--------------------------------------------------------------------------------
   RETAIL - 4.2%
   Home Depot                     22,900            1,328
   Sears Roebuck                  15,500              744
--------------------------------------------------------------------------------
   TOTAL RETAIL                                    $2,072
--------------------------------------------------------------------------------
   STEEL & STEEL WORKS - 2.6%
   Aluminum Company of America    18,400            1,286
--------------------------------------------------------------------------------
   TOTAL STEEL & STEEL WORKS                       $1,286
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Shares/Principal    Market
Description                      Amount (000)    Value (000)
--------------------------------------------------------------------------------
   TECHNOLOGY - 2.3%
   Cisco Systems*                 21,500          $ 1,113
--------------------------------------------------------------------------------
   TOTAL TECHNOLOGY                               $ 1,113
--------------------------------------------------------------------------------
   TELEPHONES & TELECOMMUNICATIONS - 2.7%
   SBC Communications             24,100            1,338
--------------------------------------------------------------------------------
   TOTAL TELEPHONES & TELECOMMUNICATIONS          $ 1,338
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (Cost $39,682)                                 $44,998
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 8.5%
   First Boston
      5.350%, dated 04/30/97,
      matures 05/01/97, repurchase
      price $4,162,464 (collateralized by
      U.S. Treasury Note, total par
      value $3,920,000, 8.000%,
      05/15/01: total market
      value $4,251,221)           $4,162            4,162
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
   (Cost $4,162)                                  $ 4,162
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.5%
   (Cost $43,844)                                 $49,160
================================================================================
OTHER ASSETS AND LIABILITIES, NET - (0.5%)        $  (259)
================================================================================
NET ASSETS:
Portfolio Shares of Institutional Class
 (unlimited authorization - no par value)
  based on 2,879,790 outstanding shares
  of beneficial interest                           31,162
Portfolio Shares of Retail Class
 (unlimited  authorization - no par value)
  based on 1,067,157 outstanding shares
   of beneficial interest                          12,200
Undistributed net investment income                    10
Accumulated net realized gain on investments          213
Net unrealized appreciation on investments          5,316
================================================================================
TOTAL NET ASSETS - 100.0%                         $48,901
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE - INSTITUTIONAL CLASS           $12.39
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE - RETAIL CLASS                  $12.38
================================================================================
MAXIMUM OFFERING PRICE PER SHARE -
   RETAIL CLASS ($12.38 / 95.25%)                  $13.00
================================================================================
* NON-INCOME PRODUCING SECURITY
ADR-AMERICAN DEPOSITORY RECEIPT
CL-CLASS

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
Statement of Net Assets
--------------------------------------------------------------------------------

ARK FUNDS: STOCK PORTFOLIO
[Pie Chart Graph Omitted]
Pie Chart depicting percentage of Portfolio investments

Healthcare -- 4%
Repurchase  Agreements -- 1%
Building & Construction -- 5%
Consumer  Products -- 29%
Technology -- 13%
Transportation  -- 12%
Financial -- 18%
Oil-Energy -- 3%
Chemcial & Drugs -- 15%

% OF TOTAL PORTFOLIO INVESTMENTS

--------------------------------------------------------------------------------
                                                   Market
Description                       Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.9%
   AIR TRANSPORTATION - 2.0%
   Southwest Airlines             30,000            $ 825
--------------------------------------------------------------------------------
   TOTAL AIR TRANSPORTATION                        $  825
--------------------------------------------------------------------------------
   AIRCRAFT - 7.2%
   Boeing                         12,000            1,183
   Lockheed Martin                 8,500              761
   United Technologies            13,000              983
--------------------------------------------------------------------------------
   TOTAL AIRCRAFT                                  $2,927
--------------------------------------------------------------------------------
   BANKS - 7.1%
   Chase Manhattan                10,500              973
   Crestar Financial              15,000              555
   NationsBank                    12,000              724
   Norwest                        13,000              648
--------------------------------------------------------------------------------
   TOTAL BANKS                                     $2,900
--------------------------------------------------------------------------------
   BEAUTY PRODUCTS - 5.6%
   Gillette                       12,000            1,020
   Procter & Gamble               10,000            1,257
--------------------------------------------------------------------------------
   TOTAL BEAUTY PRODUCTS                           $2,277
--------------------------------------------------------------------------------
   CHEMICALS - 4.5%
   E.I. du Pont de Nemours         9,000              955
   Monsanto                       20,000              855
--------------------------------------------------------------------------------
   TOTAL CHEMICALS                                 $1,810
--------------------------------------------------------------------------------
   COMMUNICATIONS EQUIPMENT - 0.8%
   Motorola                        6,000              343
--------------------------------------------------------------------------------
   TOTAL COMMUNICATIONS EQUIPMENT                  $  343
--------------------------------------------------------------------------------
   COMPUTERS & SERVICES - 4.2%
   Cisco Systems*                 22,500            1,164
   Hewlett Packard                10,000              525
--------------------------------------------------------------------------------
   TOTAL COMPUTERS & SERVICES                      $1,689
--------------------------------------------------------------------------------
   DRUGS - 11.0%
   Abbott Laboratories            13,000              793
   American Home Products          8,000              530
   Bristol-Myers Squibb           12,000              786
   Eli Lilly                       8,528              749
   Merck                          10,000              905
   Pfizer                          7,500              720
--------------------------------------------------------------------------------
   TOTAL DRUGS                                     $4,483
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   Market
Description                        Shares        Value (000)
--------------------------------------------------------------------------------
   ELECTRICAL EQUIPMENT - 3.3%
   General Electric               12,000          $ 1,331
--------------------------------------------------------------------------------
   TOTAL ELECTRICAL EQUIPMENT                      $1,331
--------------------------------------------------------------------------------
   ENTERTAINMENT - 2.3%
   Walt Disney                    11,500              943
--------------------------------------------------------------------------------
   TOTAL ENTERTAINMENT                             $  943
--------------------------------------------------------------------------------
   FINANCIAL SERVICES - 7.6%
   American Express               12,000              791
   Dean Witter Discover           18,000              689
   Federal Home Loan Mortgage
      Corporation                 27,000              861
   Federal National Mortgage
      Association                 18,000              740
--------------------------------------------------------------------------------
   TOTAL FINANCIAL SERVICES                        $3,081
--------------------------------------------------------------------------------
   FOOD, BEVERAGE & TOBACCO - 8.6%
   Coca Cola                      20,000            1,273
   PepsiCo                        30,000            1,046
   Philip Morris                  30,000            1,181
--------------------------------------------------------------------------------
   TOTAL FOOD, BEVERAGE & TOBACCO                  $3,500
--------------------------------------------------------------------------------
   GLASS PRODUCTS - 0.6%
   Corning                         5,000              241
--------------------------------------------------------------------------------
   TOTAL GLASS PRODUCTS                            $  241
--------------------------------------------------------------------------------
   HEALTH CARE - 1.8%
   Johnson & Johnson              12,000              735
--------------------------------------------------------------------------------
   TOTAL HEALTH CARE                               $  735
--------------------------------------------------------------------------------
   HOTELS & LODGING - 2.2%
   HFS*                           15,000              889
--------------------------------------------------------------------------------
   TOTAL HOTELS & LODGING                          $  889
--------------------------------------------------------------------------------
   INSURANCE - 3.6%
   Allstate                        9,270              607
   American International Group    6,750              867
--------------------------------------------------------------------------------
   TOTAL INSURANCE                                 $1,474
--------------------------------------------------------------------------------
   MACHINERY - 3.5%
   Baker Hughes                   15,000              518
   Caterpillar                    10,000              890
--------------------------------------------------------------------------------
   TOTAL MACHINERY                                 $1,408
--------------------------------------------------------------------------------
   MARINE TRANSPORTATION - 2.3%
   Carnival, Cl A                 25,000              922
--------------------------------------------------------------------------------
   TOTAL MARINE TRANSPORTATION                     $  922
--------------------------------------------------------------------------------
   MEDICAL PRODUCTS & SERVICES - 1.8%
   Guidant                        10,978              749
--------------------------------------------------------------------------------
   TOTAL MEDICAL PRODUCTS & SERVICES               $  749
--------------------------------------------------------------------------------

                                          APRIL 30, 1997 [ARK FUND LOGO OMITTED]


--------------------------------------------------------------------------------
                                                   Market
Description                        Shares        Value (000)
--------------------------------------------------------------------------------
   MISCELLANEOUS BUSINESS SERVICES - 5.7%
   Computer Associates
      International               16,000          $   832
   Computer Sciences*              5,000              313
   Microsoft*                      9,500            1,154
--------------------------------------------------------------------------------
   TOTAL MISCELLANEOUS BUSINESS SERVICES          $ 2,299
--------------------------------------------------------------------------------
   PETROLEUM & FUEL PRODUCTS - 1.2%
   Anadarko Petroleum              6,500              357
   Union Pacific Resources Group   4,234              115
--------------------------------------------------------------------------------
   TOTAL PETROLEUM & FUEL PRODUCTS                 $  472
--------------------------------------------------------------------------------
   PETROLEUM REFINING - 1.8%
   Texaco                          7,000              739
--------------------------------------------------------------------------------
   TOTAL PETROLEUM REFINING                        $  739
--------------------------------------------------------------------------------
   PRINTING & PUBLISHING - 1.1%
   Times Mirror, Cl A              8,000              442
--------------------------------------------------------------------------------
   TOTAL PRINTING & PUBLISHING                     $  442
--------------------------------------------------------------------------------
   RAILROADS - 0.9%
   Norfolk Southern                4,000              360
--------------------------------------------------------------------------------
   TOTAL RAILROADS                                 $  360
--------------------------------------------------------------------------------
   RETAIL - 4.3%
   Gap                            15,000              478
   McDonald's                     10,000              536
   Sears Roebuck                  15,000              720
--------------------------------------------------------------------------------
   TOTAL RETAIL                                   $ 1,734
--------------------------------------------------------------------------------
   SEMI-CONDUCTORS/INSTRUMENTS - 0.8%
   LSI Logic*                      8,000              306
--------------------------------------------------------------------------------
   TOTAL SEMI-CONDUCTORS/INSTRUMENTS               $  306
--------------------------------------------------------------------------------
   STEEL & STEEL WORKS - 1.2%
   Aluminum Company of America     7,000              489
--------------------------------------------------------------------------------
   TOTAL STEEL & STEEL WORKS                       $  489
--------------------------------------------------------------------------------
   TELEPHONES & TELECOMMUNICATIONS - 2.9%
   Lucent Technologies            13,000              769
   SBC Communications              7,000              389
--------------------------------------------------------------------------------
   TOTAL TELEPHONES & TELECOMMUNICATIONS          $ 1,158
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (Cost $29,200)                                 $40,526
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Principal       Market
Description                      Amount (000)    Value (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 0.3%
   CS First Boston 5.350%,  dated 04/30/97,
    matures 05/01/97,  repurchase price
    $117,384  (collateralized by U.S.
    Treasury Note, total par value $120,000,
      5.125%, 06/30/98: total market
      value $120,801)               $117           $  117
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
   (Cost $117)                                     $  117
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.2%
   (Cost $29,317)                                 $40,643
================================================================================
OTHER ASSETS AND LIABILITIES, NET - (0.2%)          $ (72)
================================================================================

NET ASSETS:
Portfolio Shares of Institutional Class
 (unlimited authorization - no par value)
  based on 3,766,477 outstanding shares
  of beneficial interest                           25,691
Undistributed net investment income                    17
Accumulated net realized gain on investments        3,537
Net unrealized appreciation on investments         11,326
================================================================================
TOTAL NET ASSETS - 100.0%                         $40,571
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE-- INSTITUTIONAL CLASS           $10.77
================================================================================

* NON-INCOME PRODUCING SECURITY
CL-CLASS

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
Statement of Net Assets
--------------------------------------------------------------------------------


ARK FUNDS: CAPITAL GROWTH PORTFOLIO
[Pie Chart Graph Omitted]
Pie Chart depicting percentage of Portfolio investments

Repurchase Agreements -- 5%
Oil-Energy  -- 3%
Durable Goods -- 25%
Chemicals & Drugs -- 8%
Miscellaneous -- 2%
Financial -- 17%
Consumer Products -- 40%

% OF TOTAL PORTFOLIO INVESTMENTS


--------------------------------------------------------------------------------
                                                   Market
Description                       Shares         Value (000)
--------------------------------------------------------------------------------

COMMON STOCKS - 97.4%
   AIRCRAFT - 5.2%
   Boeing                         12,000          $ 1,183
   Lockheed Martin                10,000              895
--------------------------------------------------------------------------------
   TOTAL AIRCRAFT                                  $2,078
--------------------------------------------------------------------------------
   APPAREL/TEXTILES - 1.7%
   Gucci Group*                   10,000              694
--------------------------------------------------------------------------------
   TOTAL APPAREL/TEXTILES                          $  694
--------------------------------------------------------------------------------
   BANKS - 7.4%
   Banc One                       20,000              847
   Chase Manhattan                10,000              926
   Crestar Financial              15,000              555
   Norwest                        12,000              598
--------------------------------------------------------------------------------
   TOTAL BANKS                                     $2,926
--------------------------------------------------------------------------------
   BEAUTY PRODUCTS - 1.5%
   Gillette                        7,000              595
--------------------------------------------------------------------------------
   TOTAL BEAUTY PRODUCTS                           $  595
--------------------------------------------------------------------------------
   CHEMICALS - 2.1%
   Monsanto                       20,000              855
--------------------------------------------------------------------------------
   TOTAL CHEMICALS                                 $  855
--------------------------------------------------------------------------------
   COMMUNICATIONS EQUIPMENT - 1.1%
   Ascend Communications*         10,000              457
--------------------------------------------------------------------------------
   TOTAL COMMUNICATIONS EQUIPMENT                  $  457
--------------------------------------------------------------------------------
   COMPUTER SOFTWARE - 3.9%
   Computer Associates
      International               30,000            1,560
--------------------------------------------------------------------------------
   TOTAL COMPUTER SOFTWARE                         $1,560
--------------------------------------------------------------------------------
   COMPUTERS & SERVICES - 8.7%
   America Online*                10,000              451
   Gateway 2000*                   7,500              412
   HBO                            10,000              535
   Seagate Technology*            10,000              459
   Sun Microsystems*              45,000            1,297
   Sybase*                        20,000              295
--------------------------------------------------------------------------------
   TOTAL COMPUTERS & SERVICES                      $3,449
--------------------------------------------------------------------------------

                                                   Market
Description                       Shares         Value (000)
--------------------------------------------------------------------------------

   DRUGS - 5.6%
   Abbott Laboratories            10,000            $ 610
   American Home Products         10,000              662
   Schering Plough                12,000              960
--------------------------------------------------------------------------------
   TOTAL DRUGS                                     $2,232
--------------------------------------------------------------------------------
   ELECTRICAL EQUIPMENT - 2.1%
   General Electric                7,500              832
--------------------------------------------------------------------------------
   TOTAL ELECTRICAL EQUIPMENT                      $  832
--------------------------------------------------------------------------------
   ENTERTAINMENT - 3.5%
   Carnival                       15,000              553
   Walt Disney                    10,000              820
--------------------------------------------------------------------------------
   TOTAL ENTERTAINMENT                             $1,373
--------------------------------------------------------------------------------
   FINANCIAL SERVICES - 5.4%
   American Express               13,000              856
   Federal Home Loan Mortgage
      Corporation                 40,000            1,275
--------------------------------------------------------------------------------
   TOTAL FINANCIAL SERVICES                        $2,131
--------------------------------------------------------------------------------
   FOOD, BEVERAGE & TOBACCO - 5.6%
   PepsiCo                        40,000            1,395
   Philip Morris                  21,000              827
--------------------------------------------------------------------------------
   TOTAL FOOD, BEVERAGE & TOBACCO                  $2,222
--------------------------------------------------------------------------------
   HEALTHCARE PRODUCTS & SERVICES - 3.1%
   Johnson & Johnson              20,000            1,225
--------------------------------------------------------------------------------
   TOTAL HEALTHCARE PRODUCTS & SERVICES            $1,225
--------------------------------------------------------------------------------
   HOTELS & LODGING - 2.2%
   HFS*                           15,000              889
--------------------------------------------------------------------------------
   TOTAL HOTELS & LODGING                          $  889
--------------------------------------------------------------------------------
   HOUSEHOLD PRODUCTS - 1.4%
   Colgate-Palmolive               5,000              555
--------------------------------------------------------------------------------
   TOTAL HOUSEHOLD PRODUCTS                        $  555
--------------------------------------------------------------------------------
   INSURANCE - 3.1%
   American International Group    3,000              385
   Travelers                      15,000              831
--------------------------------------------------------------------------------
   TOTAL INSURANCE                                 $1,216
--------------------------------------------------------------------------------
   LEASING & RENTING - 1.2%
   Pitney Bowes                    7,500              480
--------------------------------------------------------------------------------
   TOTAL LEASING & RENTING                         $  480
--------------------------------------------------------------------------------
   MEDICAL PRODUCTS & SERVICES - 5.2%
   Becton, Dickinson              15,000              690
   Columbia/HCA Healthcare        25,000              875
   Guidant                         7,500              512
--------------------------------------------------------------------------------
   TOTAL MEDICAL PRODUCTS & SERVICES               $2,077
--------------------------------------------------------------------------------
   MISCELLANEOUS BUSINESS SERVICES - 6.1%
   Computer Sciences*             15,000              937
   CUC International*             30,000              634
   OfficeMax*                     68,000              842
--------------------------------------------------------------------------------
   TOTAL MISCELLANEOUS BUSINESS SERVICES           $2,413
--------------------------------------------------------------------------------

                                          APRIL 30, 1997 [ARK FUND LOGO OMITTED]


--------------------------------------------------------------------------------
                               Shares/Principal    Market
Description                      Amount (000)    Value (000)
--------------------------------------------------------------------------------
   PETROLEUM & FUEL PRODUCTS - 2.9%
   Oryx Energy*                    9,700          $   194
   Reading & Bates*               10,000              224
   Smith International*            7,000              332
   Union Pacific Resources Group  15,000              407
--------------------------------------------------------------------------------
   TOTAL PETROLEUM & FUEL PRODUCTS                $ 1,157
--------------------------------------------------------------------------------
   PETROLEUM REFINING - 1.1%
   Mobil                           3,500              455
--------------------------------------------------------------------------------
   TOTAL PETROLEUM REFINING                        $  455
--------------------------------------------------------------------------------
   PROFESSIONAL SERVICES - 0.5%
   International Network Services* 10,000             205
--------------------------------------------------------------------------------
   TOTAL PROFESSIONAL SERVICES                     $  205
--------------------------------------------------------------------------------
   RETAIL - 6.9%
   Home Depot                     25,000            1,450
   McDonald's                      8,000              429
   Sears Roebuck                  18,000              864
--------------------------------------------------------------------------------
   TOTAL RETAIL                                   $ 2,743
--------------------------------------------------------------------------------
   SEMI-CONDUCTORS/INSTRUMENTS - 4.0%
   Intel                           3,000              459
   LSI Logic*                     21,000              803
   Teradyne*                      10,000              327
--------------------------------------------------------------------------------
   TOTAL SEMI-CONDUCTORS/INSTRUMENTS              $ 1,589
--------------------------------------------------------------------------------
   TECHNOLOGY - 5.9%
   3Com*                          15,000              435
   Cisco Systems*                 30,000            1,553
   Motorola                        6,000              344
--------------------------------------------------------------------------------
   TOTAL TECHNOLOGY                               $ 2,332
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (Cost $34,964)                                 $38,740
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT - 5.5%
   First Boston
      5.350%, dated 04/30/97, matures
      05/01/97, repurchase price
      $2,175,017 (collateralized by
      U.S. Treasury Note, total par
      value $2,180,000, 7.875%,
      04/15/98: total market
      value $2,224,510)           $2,175            2,175
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
   (Cost $2,175)                                  $ 2,175
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 102.9%
   (Cost $37,139)                                 $40,915
================================================================================
OTHER ASSETS AND LIABILITIES, NET - (2.9%)       $ (1,150)
================================================================================

--------------------------------------------------------------------------------
                                                 Market
Description                                      Value (000)
--------------------------------------------------------------------------------


NET ASSETS:
Portfolio Shares of Institutional Class
 (unlimited authorization - no par value)
  based on 2,867,259 outstanding shares
  of beneficial interest                         $ 27,775
Portfolio Shares of Retail Class
 (unlimited  authorization - no par value)
  based on 471,390 outstanding shares
   of beneficial interest                           5,421
Undistributed net investment income                    88
Accumulated net realized gain on investments        2,705
Net unrealized appreciation on investments          3,776
================================================================================
TOTAL NET ASSETS -100.0%                          $39,765
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE - INSTITUTIONAL CLASS           $11.92
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE - RETAIL CLASS                  $11.87
================================================================================
MAXIMUM OFFERING PRICE PER SHARE -
   RETAIL CLASS ($11.87 / 95.25%)                  $12.46
================================================================================

*NON-INCOME PRODUCING SECURITY
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
Statement of Net Assets
--------------------------------------------------------------------------------


ARK FUNDS: MID-CAP EQUITY PORTFOLIO
[Pie Chart Graph Omitted]
Pie Chart depicting percentage of Portfolio investments

Healthcare  -- 3%
Repurchase  Agreements  -- 1%
Miscellaneous  Services  -- 5%
Miscellaneous  Goods -- 3%
Durable  Goods -- 2%
Utilities  -- 11%
Building  & Construction -- 5%
Oil-Energy  -- 7%
Chemicals & Drugs -- 6%
Technology -- 17%
Transportation -- 3%
Consumer Products --16%
Financial -- 21%

% OF TOTAL PORTFOLIO INVESTMENTS


--------------------------------------------------------------------------------
                                                   Market
Description                       Shares         Value (000)
--------------------------------------------------------------------------------

COMMON STOCKS - 99.6%
   AEROSPACE & DEFENSE - 1.0%
   Hubbell, Cl B                   2,816            $ 122
   Litton Industries*              2,050               87
   Thiokol                           900               59
--------------------------------------------------------------------------------
   TOTAL AEROSPACE & DEFENSE                         $268
--------------------------------------------------------------------------------
   AIR TRANSPORTATION - 0.2%
   Airborne Freight                  950               33
   ASA Holdings                    1,300               28
--------------------------------------------------------------------------------
   TOTAL AIR TRANSPORTATION                          $ 61
--------------------------------------------------------------------------------
   AIRCRAFT - 0.5%
   Sundstrand                      2,600              127
--------------------------------------------------------------------------------
   TOTAL AIRCRAFT                                    $127
--------------------------------------------------------------------------------
   APPAREL/TEXTILES - 1.0%
   Albany International            1,150               23
   Burlington Industries*          2,600               27
   Jones Apparel Group*            2,100               88
   Shaw Industries                 5,300               64
   Unifi                           2,600               81
--------------------------------------------------------------------------------
   TOTAL APPAREL/TEXTILES                            $283
--------------------------------------------------------------------------------
   AUTOMOTIVE - 0.9%
   Federal Mogul                   1,450               40
   Federal Signal                  1,882               46
   Kaydon                            600               27
   Modine Manufacturing            1,250               33
   OEA                               800               29
   Superior Industries
     International                 1,155               27
   Teleflex                          850               49
--------------------------------------------------------------------------------
   TOTAL AUTOMOTIVE                                  $251
--------------------------------------------------------------------------------
   BANKS - 9.6%
   Central Fidelity Banks          2,450               68
   City National                   1,700               39
   Crestar Financial               5,400              200
   Dauphin Deposit Bank & Trust    1,250               53
   First of America Bank           2,700              180
   First Security                  3,175              113

--------------------------------------------------------------------------------
                                                   Market
Description                        Shares        Value (000)
--------------------------------------------------------------------------------
   First Tennessee National        2,750          $   119
   First Virginia Banks            1,500               78
   Firstar                         6,000              176
   Hibernia, Cl A                  5,000               64
   Marshall & Ilsley               3,750              144
   Mercantile Bankshares           2,050               75
   Mercantile Bancorp              2,600              151
   Northern Trust                  4,500              200
   Pacific Century Financial       1,700               73
   Regions Financial Corporation   2,480              141
   Southtrust                      3,950              148
   State Street                    3,300              260
   Summit Bancorp                  3,700              172
   Union Planters                  1,900               85
   Wilmington Trust                1,400               60
--------------------------------------------------------------------------------
   TOTAL BANKS                                     $2,599
--------------------------------------------------------------------------------
   BEAUTY PRODUCTS - 0.1%
   Church & Dwight                   825               21
--------------------------------------------------------------------------------
   TOTAL BEAUTY PRODUCTS                            $  21
--------------------------------------------------------------------------------
   BROADCASTING, NEWSPAPERS & ADVERTISING - 0.9%
   Chris-Craft Industries*         1,307               53
   Omnicom Group                   3,400              180
--------------------------------------------------------------------------------
   TOTAL BROADCASTING, NEWSPAPERS & ADVERTISING    $  233
--------------------------------------------------------------------------------
   BUILDING & CONSTRUCTION - 0.1%
   Jacobs Engineering Group*       1,175               30
--------------------------------------------------------------------------------
   TOTAL BUILDING & CONSTRUCTION                    $  30
--------------------------------------------------------------------------------
   BUILDING & CONSTRUCTION SUPPLIES - 0.1%
   Lukens                            700               13
--------------------------------------------------------------------------------
   TOTAL BUILDING & CONSTRUCTION SUPPLIES           $  13
--------------------------------------------------------------------------------
   CHEMICALS - 3.8%
   A. Schulman                     1,600               30
   Airgas *                        3,000               45
   Albemarle                       2,650               47
   Betzdearborn                    1,231               79
   Cabot                           3,000               66
   Crompton & Knowles              2,700               59
   Cytec Industries*               1,700               64
   Dexter                          1,000               30
   Ethyl                           4,850               44
   Georgia Gulf                    1,400               34
   Fuller (H.B.)                     590               32
   IMC Global                      4,200              155
   Lawter International            1,800               19
   Lubrizol                        2,600               85
   Olin                            2,150               88
   RPM                             3,112               52
   Wellman                         1,500               24
   Witco Chemical                  2,275               85
--------------------------------------------------------------------------------
   TOTAL CHEMICALS                                 $1,038
--------------------------------------------------------------------------------

                                          APRIL 30, 1997 [ARK FUND LOGO OMITTED]


--------------------------------------------------------------------------------
                                                   Market
Description                        Shares        Value (000)
--------------------------------------------------------------------------------
   COMMUNICATIONS EQUIPMENT - 1.5%
   ADC Telecommunications*         5,600            $ 146
   Molex                           5,162              160
   Octel Communications*           1,900               31
   Vishay Intertechnology*         2,487               60
--------------------------------------------------------------------------------
   TOTAL COMMUNICATIONS EQUIPMENT                    $397
--------------------------------------------------------------------------------
   COMPUTERS & SERVICES - 3.6%
   Arrow Electronics*              2,106              117
   Avnet                           1,975              120
   Cirrus Logic*                   2,600               24
   Diebold                         2,754               92
   Exabyte*                          945               13
   Quantum*                        2,650              110
   Solectron*                      2,300              132
   Storage Technology*             2,261               79
   Symbol Technologies             1,612               52
   U.S. Robotics*                  3,550              180
   Verifone*                         950               48
--------------------------------------------------------------------------------
   TOTAL COMPUTERS & SERVICES                        $967
--------------------------------------------------------------------------------
   COMPUTER SOFTWARE - 1.8%
   Adobe Systems                   2,950              115
   BMC Software*                   4,148              179
   Compuware*                      3,400              128
   Informix*                       6,000               44
   Symantec*                       2,140               31
--------------------------------------------------------------------------------
   TOTAL COMPUTER SOFTWARE                           $497
--------------------------------------------------------------------------------
   CONCRETE & MINERAL PRODUCTS - 0.2%
   Calmat                          1,100               20
   Ferro                           1,050               33
--------------------------------------------------------------------------------
   TOTAL CONCRETE & MINERAL PRODUCTS                 $ 53
--------------------------------------------------------------------------------
   CONSUMER PRODUCTS - 0.2%
   First Brands                    1,700               43
   Stanhome                          700               21
--------------------------------------------------------------------------------
   TOTAL CONSUMER PRODUCTS                           $ 64
--------------------------------------------------------------------------------
   CONTAINERS & PACKAGING - 0.1%
   Longview Fibre                  2,200               35
--------------------------------------------------------------------------------
   TOTAL CONTAINERS & PACKAGING                      $ 35
--------------------------------------------------------------------------------
   DRUGS - 3.6%
   Allegiance                      1,500               33
   Biogen*                         3,300              106
   Cardinal Health                 4,305              229
   Carter-Wallace                  1,900               25
   Centocor*                       3,000               84
   Chiron*                         6,964              131
   Forest Laboratories*            1,834               63
   Genzyme*                        3,524               81
   Ivax*                           4,850               37
   Mylan Laboratories              4,887               59
   Perrigo*                        3,050               36
   R.P. Scherer*                     850               39
   Watson Pharmaceuticals*         1,500               54
--------------------------------------------------------------------------------
   TOTAL DRUGS                                       $977
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                   Market
Description                        Shares        Value (000)
--------------------------------------------------------------------------------
   ELECTRICAL SERVICES - 8.8%
   AES*                            3,150            $ 206
   Allegheny Power System          5,229              137
   Atlantic Energy                 2,050               33
   CMS Energy                      4,050              129
   Delmarva Power & Light          2,450               43
   Florida Progress                3,900              120
   Hawaiian Electric Industries    1,475               49
   Illinova                        3,100               70
   Idaho Power                     1,650               48
   Ipalco Enterprises              2,371               72
   Kansas City Power & Light       2,550               72
   LG&E                            3,350               81
   MidAmerican Energy Holdings     4,114               69
   Minnesota Power & Light         1,325               37
   Montana Power                   2,150               48
   Nevada Power                    2,000               40
   New England Electric System     2,600               89
   New York State Electric & Gas   3,650               77
   Nipsco Industries               2,550              101
   Northeast Utilities             5,200               43
   OGE Energy                      1,703               71
   Pinnacle West Capital           3,500              100
   Potomac Electric Power          4,850              109
   Public Service of Colorado      2,625              102
   Puget Sound Energy              2,000               49
   Scana                           4,250              103
   Southwestern Public Service     1,644               60
   TECO Energy                     4,772              114
   Wisconsin Energy                4,500              112
--------------------------------------------------------------------------------
   TOTAL ELECTRICAL SERVICES                       $2,384
--------------------------------------------------------------------------------
   ENERGY & POWER - 0.3%
   Calenergy*                      2,250               88
--------------------------------------------------------------------------------
   TOTAL ENERGY & POWER                             $  88
--------------------------------------------------------------------------------
   ENTERTAINMENT - 0.8%
   Mirage Resorts*                 7,550              152
   Promus Hotel*                   2,000               70
--------------------------------------------------------------------------------
   TOTAL ENTERTAINMENT                             $  222
--------------------------------------------------------------------------------
   ENVIRONMENTAL SERVICES - 0.7%
   USA Waste Services*             5,700              187
--------------------------------------------------------------------------------
   TOTAL ENVIRONMENTAL SERVICES                    $  187
--------------------------------------------------------------------------------
   FINANCIAL SERVICES - 3.8%
   A.G. Edwards & Sons             2,612               91
   Bear Stearns                    5,089              155
   Charles Schwab                  7,074              259
   Franklin Resources              5,025              297
   Painewebber Group               3,800              129
   T. Rowe Price                   2,300              106
--------------------------------------------------------------------------------
   TOTAL FINANCIAL SERVICES                        $1,037
--------------------------------------------------------------------------------
   FOOD, BEVERAGE & TOBACCO - 4.0%
   Coca Cola                       5,350              323
   Dean Foods                      1,575               58
   Dole Food                       2,350               96

--------------------------------------------------------------------------------
Statement of Net Assets
--------------------------------------------------------------------------------


MID-CAP EQUITY PORTFOLIO (CONTINUED)

--------------------------------------------------------------------------------
                                                   Market
Description                        Shares        Value (000)
--------------------------------------------------------------------------------

   FOOD, BEVERAGE & TOBACCO - CONTINUED
   Dreyer's Grand Ice Cream          650            $  20
   Flowers Industries              2,437               59
   Hormel Foods                    3,000               73
   IBP                             3,800               90
   Lancaster Colony                1,232               51
   Lance                           1,250               23
   McCormick                       3,250               77
   Tyson Foods                     8,910              178
   Universal Foods                 1,200               42
--------------------------------------------------------------------------------
   TOTAL FOOD, BEVERAGE & TOBACCO                  $1,090
--------------------------------------------------------------------------------
   FORESTRY - 0.2%
   Rayonier                        1,100               44
--------------------------------------------------------------------------------
   TOTAL FORESTRY                                  $   44
--------------------------------------------------------------------------------
   GAS/NATURAL GAS - 1.8%
   AGL Resources                   2,150               41
   Brooklyn Union Gas              2,000               55
   El Paso Natural Gas             1,459               85
   MCN                             2,700               77
   National Fuel & Gas             1,425               59
   Questar                         1,550               59
   Utilicorp United                1,950               51
   Washington Gas Light            2,000               46
--------------------------------------------------------------------------------
   TOTAL GAS/NATURAL GAS                           $  473
--------------------------------------------------------------------------------
   HOME BUILDERS - 0.3%
   Clayton Homes                   4,861               68
--------------------------------------------------------------------------------
   TOTAL HOME BUILDERS                             $   68
--------------------------------------------------------------------------------
   HOTELS & LODGING - 0.4%
   Circus Circus Enterprises*      4,225              102
--------------------------------------------------------------------------------
   TOTAL HOTELS & LODGING                          $  102
--------------------------------------------------------------------------------
   HOUSEHOLD FURNITURE & FIXTURES - 0.5%
   Leggett & Platt                 3,950              137
--------------------------------------------------------------------------------
   TOTAL HOUSEHOLD FURNITURE & FIXTURES            $  137
--------------------------------------------------------------------------------
   HOUSEHOLD PRODUCTS - 0.6%
   Danaher                         2,350              106
   Dial                            3,700               57
--------------------------------------------------------------------------------
   TOTAL HOUSEHOLD PRODUCTS                        $  163
--------------------------------------------------------------------------------
   INSURANCE - 7.1%
   AFLAC                           5,730              246
   AMBAC                           1,500               97
   American Financial Group        2,450               85
   Equifax                         5,900              170
   Foundation Health
      Systems, Cl A*               3,152               85
   Hartford Steam Boiler Inspection
      & Insurance                    900               43
   Healthcare Compare*             1,400               61
   Healthsource*                   2,600               55
   Oxford Health Plans*            3,500              231
   Pacificare Health Systems,
     Cl B*                         1,153               93

--------------------------------------------------------------------------------
                                                   Market
Description                        Shares        Value (000)
--------------------------------------------------------------------------------

   PMI Group                       1,000            $  51
   Policy Management Systems*        850               37
   Progressive of Ohio             3,000              228
   Provident                       1,750               98
   SunAmerica                      4,800              221
   Transatlantic Holdings          1,000               83
   Value Health*                   2,046               41
--------------------------------------------------------------------------------
   TOTAL INSURANCE                                 $1,925
--------------------------------------------------------------------------------
   INTERNET SERVICE PROVIDERS - 0.7%
   America Online*                 4,375              197
--------------------------------------------------------------------------------
   TOTAL INTERNET SERVICE PROVIDERS                $  197
--------------------------------------------------------------------------------
   LEASING & RENTING - 0.2%
   Comdisco                        2,000               63
--------------------------------------------------------------------------------
   TOTAL LEASING & RENTING                         $   63
--------------------------------------------------------------------------------
   LEISURE PRODUCTS - 0.8%
   Callaway Golf                   3,050               91
   Electronic Arts*                2,100               51
   Tiffany & Company               1,850               73
--------------------------------------------------------------------------------
   TOTAL LEISURE PRODUCTS                          $  215
--------------------------------------------------------------------------------
   MACHINERY - 1.7%
   Donaldson                       1,100               38
   Duriron                           937               23
   Kennametal                      1,100               40
   Keystone International          1,450               29
   Mark IV Industries              2,615               61
   Nordson                           800               40
   Pentair                         1,574               47
   Smith International*            2,000               95
   Stewart & Stevenson Services    1,400               34
   Varco International*            1,325               30
   Watts Industries, Cl A          1,350               34
--------------------------------------------------------------------------------
   TOTAL MACHINERY                                 $  471
--------------------------------------------------------------------------------
   MARINE TRANSPORTATION - 0.3%
   Alexander & Baldwin             1,900               50
   Overseas Shipholding Group      1,575               28
--------------------------------------------------------------------------------
   TOTAL MARINE TRANSPORTATION                     $   78
--------------------------------------------------------------------------------
   MEASURING DEVICES - 0.3%
   Ametek                          1,350               30
   Beckman Instruments             1,250               52
--------------------------------------------------------------------------------
   TOTAL MEASURING DEVICES                         $   82
--------------------------------------------------------------------------------
   MEDICAL PRODUCTS & SERVICES - 2.8%
   Acuson Corp*                    1,026               25
   Apria Healthcare Group*         1,550               26
   Bergen Brunswig, Cl A           1,645               56
   Dentsply International          1,150               57
   Healthcare & Retirement*        1,825               58
   Horizon/CMS Healthcare*         2,074               33
   McKesson                        1,800              130
   Nellcor*                        2,996               51
   Stryker                         3,900              128
   Varian Associates               1,300               63
   Vencor*                         2,850              119
--------------------------------------------------------------------------------
   TOTAL MEDICAL PRODUCTS & SERVICES               $  746
--------------------------------------------------------------------------------

                                          APRIL 30, 1997 [ARK FUND LOGO OMITTED]


--------------------------------------------------------------------------------
                                                   Market
Description                        Shares        Value (000)
--------------------------------------------------------------------------------
   METALS & MINING - 0.6%
   Cleveland Cliffs                  325           $   14
   Minerals Technologies             900               32
   Vulcan Materials                1,625              106
--------------------------------------------------------------------------------
   TOTAL METALS & MINING                           $  152
--------------------------------------------------------------------------------
   MISCELLANEOUS BUSINESS SERVICES - 4.2%
   Advanced Technology
      Laboratories*                  600               20
   Cintas                          2,200              120
   Computer Sciences*              2,000              125
   Fiserv*                         1,825               69
   Information Resources*          1,068               14
   Kelly Services, Cl A            1,000               25
   Office Depot*                   6,623               93
   OfficeMax*                      8,000               99
   Olsten                          3,437               61
   Reynolds & Reynolds, Cl A       3,400               71
   Sensormatic Electronics         2,925               44
   Sotheby's Holdings, Cl A        2,600               41
   Staples*                        6,474              117
   Sterling Commerce*              3,300               85
   Sungard Data Systems*           1,700               75
   Viad                            2,400               37
   Viking Office Products*         3,600               49
--------------------------------------------------------------------------------
   TOTAL MISCELLANEOUS BUSINESS SERVICES           $1,145
--------------------------------------------------------------------------------
   MISCELLANEOUS CONSUMER SERVICES - 0.9%
   Manpower                        3,325              133
   Robert Half International*      2,600              102
--------------------------------------------------------------------------------
   TOTAL MISCELLANEOUS CONSUMER SERVICES           $  235
--------------------------------------------------------------------------------
   MISCELLANEOUS MANUFACTURING - 0.4%
   Gtech*                          1,000               31
   International Game Technology   5,000               79
--------------------------------------------------------------------------------
   TOTAL MISCELLANEOUS MANUFACTURING               $  110
--------------------------------------------------------------------------------
   MISCELLANEOUS TRANSPORTATION - 0.3%
   Harsco                          2,200               81
--------------------------------------------------------------------------------
   TOTAL MISCELLANEOUS TRANSPORTATION              $   81
--------------------------------------------------------------------------------
   MOTORCYCLES, BICYCLES & PARTS - 0.5%
   Harley-Davidson                 3,130              124
--------------------------------------------------------------------------------
   TOTAL MOTORCYCLES, BICYCLES & PARTS             $  124
--------------------------------------------------------------------------------
   OFFICE FURNITURE & FIXTURES - 0.2%
   Hon Industries                  1,200               51
--------------------------------------------------------------------------------
   TOTAL OFFICE FURNITURE & FIXTURES               $   51
--------------------------------------------------------------------------------
   PAPER & PAPER PRODUCTS - 1.2%
   Bowater                         1,650               71
   Chesapeake                      1,050               36
   Consolidated Papers             1,900              102
   PH Glatfelter                   1,800               28
   Tambrands                       1,450               68
   Wausau Paper Mills              1,520               27
--------------------------------------------------------------------------------
   TOTAL PAPER & PAPER PRODUCTS                    $  332
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                 Market
Description                        Shares        Value (000)
--------------------------------------------------------------------------------
   PETROLEUM & FUEL PRODUCTS - 5.0%
   Anadarko Petroleum              2,400           $  132
   Apache                          3,650              124
   BJ Services*                    1,400               66
   Ensco International*            2,800              133
   Global Marine*                  6,775              136
   Mapco                           2,200               65
   Nabors Industries*              3,750               70
   Noble Affiliates                2,400               86
   Noble Drilling*                 5,100               89
   Parker & Parsley Petroleum      1,450               48
   Quaker State                    1,350               20
   Ranger Oil Limited              4,010               40
   Seagull Energy*                 2,400               41
   Tidewater                       2,525              101
   Transocean Offshore             2,300              139
   Weatherford Enterra*            2,233               71
--------------------------------------------------------------------------------
   TOTAL PETROLEUM & FUEL PRODUCTS                 $1,361
--------------------------------------------------------------------------------
   PETROLEUM REFINING - 1.5%
   Lyondell Petrochemical          2,200               45
   Murphy Oil                      1,800               78
   Tosco                           5,250              156
   Ultramar Diamond Shamrock       1,800               58
   Valero Energy                   1,800               63
--------------------------------------------------------------------------------
   TOTAL PETROLEUM REFINING                        $  400
--------------------------------------------------------------------------------
   PRINTING & PUBLISHING - 1.8%
   Banta                           1,200               30
   A.H. Belo, Cl A                 1,800               65
   Houghton Mifflin                  690               39
   Lee Enterprises                 1,850               46
   Media General                   1,100               32
   Scholastic*                       600               15
   Standard Register               1,200               39
   Wallace Computer Services       1,900               51
   Washington Post, Cl B             450              162
--------------------------------------------------------------------------------
   TOTAL PRINTING & PUBLISHING                     $  479
--------------------------------------------------------------------------------
   PROFESSIONAL SERVICES - 0.8%
   Medaphis*                       2,050               11
   Ogden                           2,000               42
   Paychex                         3,244              152
--------------------------------------------------------------------------------
   TOTAL PROFESSIONAL SERVICES                     $  205
--------------------------------------------------------------------------------
   RAILROADS - 0.6%
   Illinois Central                2,625               87
   Kansas City Southern Industries 1,600               82
--------------------------------------------------------------------------------
   TOTAL RAILROADS                                 $  169
--------------------------------------------------------------------------------
   RETAIL - 5.2%
   Ann Taylor Stores*                900               22
   Bed Bath & Beyond*              3,250               89
   Best Buy*                       1,400               19
   Brinker International*          3,099               36
   Claire's Stores                 1,987               38
   Consolidated Stores*            2,750              110
   Cracker Barrel Old
      Country Stores               2,800               75

--------------------------------------------------------------------------------
Statement of Net Assets
--------------------------------------------------------------------------------


Mid-Cap Equity Portfolio (continued)

--------------------------------------------------------------------------------
                                                   Market
Description                        Shares        Value (000)
--------------------------------------------------------------------------------
   RETAIL - CONTINUED
   Dollar General                  4,610          $   146
   Duty Free International           880               12
   Family Dollar Stores            2,300               60
   Fastenal                        1,650               64
   Hannaford Brothers              1,750               56
   Heilig-Meyers                   2,050               31
   Kohl's*                         3,100              152
   Lands' End*                     1,350               36
   Lone Star Steakhouse
      & Saloon*                    1,650               33
   Mac Frugals Bargains
      Close-Outs*                  1,047               31
   Nine West Group*                1,600               63
   Outback Steakhouse*             1,800               35
   Revco Drug Stores*              3,150              137
   Ruddick                         1,400               21
   Sbarro                            850               24
   Service Merchandise*            3,550                9
   Waban*                          1,300               35
   Warnaco Group                   2,100               60
--------------------------------------------------------------------------------
   TOTAL RETAIL                                    $1,394
--------------------------------------------------------------------------------
   RUBBER & PLASTIC - 1.0%
   Carlisle                        1,200               34
   Hanna                           2,124               44
   Sealed Air*                     1,850               86
   Sonoco Products                 3,650               98
--------------------------------------------------------------------------------
   TOTAL RUBBER & PLASTIC                          $  262
--------------------------------------------------------------------------------
   SEMI-CONDUCTORS/INSTRUMENTS - 5.4%
   Altera*                         3,700              183
   American Power Conversion*      3,850               74
   Analog Devices*                 6,906              185
   Atmel*                          3,950               98
   Cadence Design Systems*         3,500              112
   Cypress Semiconductor*          3,250               45
   Integrated Device Technology*   3,000               35
   Linear Technology               3,000              151
   LSI Logic*                      3,000              115
   Maxim Integrated Products*      2,700              143
   Mentor Graphics*                2,400               17
   Structural Dynamics Research*   1,327               28
   Teradyne*                       3,650              120
   Xilinx*                         3,400              167
--------------------------------------------------------------------------------
   TOTAL SEMI-CONDUCTORS/INSTRUMENTS               $1,473
--------------------------------------------------------------------------------
   SPECIALTY MACHINERY - 0.5%
   Tecumseh Products, Cl A           950               51
   York International              2,100               94
--------------------------------------------------------------------------------
   TOTAL SPECIALTY MACHINERY                       $  145
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   Market
Description                        Shares        Value (000)
--------------------------------------------------------------------------------

   STEEL & STEEL WORKS - 0.9%
   Alumax*                         2,950            $ 108
   Carpenter Technology            1,100               45
   Oregon Steel Mills              1,600               26
   Precision Castparts             1,050               56
--------------------------------------------------------------------------------
   TOTAL STEEL & STEEL WORKS                       $  235
--------------------------------------------------------------------------------
   TECHNOLOGY - 0.4%
   NCR*                            4,100              119
--------------------------------------------------------------------------------
   TOTAL TECHNOLOGY                                $  119
--------------------------------------------------------------------------------
   TELEPHONES & TELECOMMUNICATIONS - 2.0%
   360 Communications*             5,000               87
   Aliant Communications           1,450               23
   Century Telephone Enterprises   2,350               70
   Comsat                          2,050               43
   Nextel Communications, Cl A*    8,500              112
   Southern New England Telecom    2,900              106
   Telephone & Data Systems        2,500               92
--------------------------------------------------------------------------------
   TOTAL TELEPHONES & TELECOMMUNICATIONS           $  533
--------------------------------------------------------------------------------
   TRANSPORTATION SERVICES - 0.2%
   GATX                              775               42
--------------------------------------------------------------------------------
   TOTAL TRANSPORTATION SERVICES                    $  42
--------------------------------------------------------------------------------
   TRUCKING - 0.5%
   APL Limited                     1,000               29
   Consolidated Freightways        1,500               45
   JB Hunt Transport Services      1,600               22
   Pittston Services               1,600               51
--------------------------------------------------------------------------------
   TOTAL TRUCKING                                  $  147
--------------------------------------------------------------------------------
   WATER UTILITIES - 0.2%
   American Water Works            2,800               59
--------------------------------------------------------------------------------
   TOTAL WATER UTILITIES                            $  59
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (Cost $20,269)                                 $26,939
--------------------------------------------------------------------------------
RIGHTS - 0.0%
   Talbert Medical Management*        81                1
--------------------------------------------------------------------------------
TOTAL RIGHTS
   (Cost $0)                                         $  1
--------------------------------------------------------------------------------

                                          APRIL 30, 1997 [ARK FUND LOGO OMITTED]

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             Principal           Market
Description                 Amount(000)        Value (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 0.4%
   CS First Boston,
      5.350%, dated 04/30/97, matures
      05/01/97, repurchase price
      $105,519 (collateralized by
      U.S. Treasury Note, total
      par value $105,000, 7.875%,
      11/15/99: total market
      value $112,270)               $106          $   106
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
   (Cost $106)                                    $   106
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.0%
   (Cost $20,375)                                 $27,046
================================================================================
OTHER ASSETS AND LIABILITIES, NET - 0.0%          $    13
================================================================================
NET ASSETS:
Portfolio Shares of Institutional Class
 (unlimited authorization - no par value)
  based on 2,660,851 outstanding shares
  of beneficial interest                           19,991
Undistributed net investment income                     6
Accumulated net realized gain on investments          391
Net unrealized appreciation on investments          6,671
================================================================================
TOTAL NET ASSETS - 100.0%                         $27,059
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE-- INSTITUTIONAL CLASS          $ 10.17
================================================================================

* NON-INCOME PRODUCING SECURITY
CL-CLASS

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


ARK FUNDS: SPECIAL EQUITY PORTFOLIO
[Pie Chart Graph Omitted]
Pie Chart depicting percentage of Portfolio investments

Financial -- 17%
Durable Goods -- 12%
Consumer  Products -- 6%
Chemicals & Drugs -- 5%
Healthcare -- 6%
Miscellaneous -- 3%
Transportation -- 1%
Technology -- 10%
Repurchase Agreements -- 14%
Real Estate Investment Trusts -- 5%
Oil-Energy -- 7%
Retail -- 14%


% OF TOTAL PORTFOLIO INVESTMENTS


--------------------------------------------------------------------------------
                                                   Market
Description                       Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCKS - 95.2%
   APPAREL/TEXTILES - 3.8%
   Jones Apparel Group*           11,000            $ 459
   Nautica Enterprises*            5,000              111
   Russell                         5,000              139
--------------------------------------------------------------------------------
   TOTAL APPAREL/TEXTILES                            $709
--------------------------------------------------------------------------------
   AUTOMOTIVE - 0.8%
   JLG Industries                 12,000              150
--------------------------------------------------------------------------------
   TOTAL AUTOMOTIVE                                  $150
--------------------------------------------------------------------------------
   BANKS - 3.5%
   Commonwealth Bancorp           15,000              216
   Cullen/Frost Bankers            8,000              280
   Dime Community Bancorp*         8,900              157
--------------------------------------------------------------------------------
   TOTAL BANKS                                       $653
--------------------------------------------------------------------------------
   BROADCASTING, NEWSPAPERS & ADVERTISING - 3.8%
   American Radio Systems*        10,000              292
   Evergreen Media, Cl A*          5,000              162
   United Television               2,900              258
--------------------------------------------------------------------------------
   TOTAL BROADCASTING, NEWSPAPERS & ADVERTISING      $712
--------------------------------------------------------------------------------
   COMMUNICATIONS EQUIPMENT - 1.3%
   Intervoice*                    25,000              237
--------------------------------------------------------------------------------
   TOTAL COMMUNICATIONS EQUIPMENT                    $237
--------------------------------------------------------------------------------
   COMPUTER SOFTWARE - 1.2%
   Cognos*                         9,000              228
--------------------------------------------------------------------------------
   TOTAL COMPUTER SOFTWARE                           $228
--------------------------------------------------------------------------------
   COMPUTERS & SERVICES - 2.9%
   Computer Task Group             7,500              323
   Network Appliance*              5,000              146
   Sequent Computer Systems*       5,000               79
--------------------------------------------------------------------------------
   TOTAL COMPUTERS & SERVICES                        $548
--------------------------------------------------------------------------------
   CONSUMER PRODUCTS - 0.5%
   Vans*                          10,000               96
--------------------------------------------------------------------------------
   TOTAL CONSUMER PRODUCTS                           $ 96
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Net Assets
--------------------------------------------------------------------------------


Special Equity Portfolio (continued)

--------------------------------------------------------------------------------
                                                   Market
Description                        Shares        Value (000)
--------------------------------------------------------------------------------
   DRUGS - 4.3%
   Chirex*                         5,000            $  49
   Guilford Pharmaceuticals*       5,000              116
   Medarex*                       17,000              117
   Neose Technologies*             5,000               61
   Perrigo*                       10,000              117
   Watson Pharmaceuticals*        10,000              357
--------------------------------------------------------------------------------
   TOTAL DRUGS                                      $ 817
--------------------------------------------------------------------------------
   FINANCIAL SERVICES - 12.4%
   Camden Property Trust          10,000              274
   Everen Capital                 10,000              236
   John Nuveen, Cl A              25,000              734
   Quick & Reilly Group           15,000              332
   Sirrom Capital                  4,000              124
   Spieker Properties             10,000              349
   United Asset Management        12,000              294
--------------------------------------------------------------------------------
   TOTAL FINANCIAL SERVICES                        $2,343
--------------------------------------------------------------------------------
   FOOD, BEVERAGE & TOBACCO - 1.7%
   Canandaigua Wine, Cl A*         8,000              205
   General Cigar Holdings*         5,000              118
--------------------------------------------------------------------------------
   TOTAL FOOD, BEVERAGE & TOBACCO                  $  323
--------------------------------------------------------------------------------
   INSURANCE - 3.1%
   Reliastar Financial             5,000              302
   RLI                             9,000              291
--------------------------------------------------------------------------------
   TOTAL INSURANCE                                 $  593
--------------------------------------------------------------------------------
   MEASURING DEVICES - 0.7%
   Input/Output*                  10,000              140
--------------------------------------------------------------------------------
   TOTAL MEASURING DEVICES                         $  140
--------------------------------------------------------------------------------
   MEDICAL PRODUCTS & SERVICES - 8.5%
   ADAC Laboratories               5,000              116
   Beverly Enterprises*           20,000              290
   Healthcor Holdings*            10,000               84
   Integrated Medical Resources*  15,000               37
   Mentor                         12,000              277
   Nellcor*                       15,000              255
   Sun Healthcare Group*          20,000              282
   Vivus*                          7,000              259
--------------------------------------------------------------------------------
   TOTAL MEDICAL PRODUCTS & SERVICES               $1,600
--------------------------------------------------------------------------------
   MISCELLANEOUS BUSINESS SERVICES - 7.9%
   Apac Teleservices*              2,500               28
   CSG Systems International*      5,000               89
   G&K Services                   10,000              290
   McAfee Associates*              7,000              390
   Sitel*                          5,000               49
   Sotheby's Holdings, Cl A       40,000              635
--------------------------------------------------------------------------------
   TOTAL MISCELLANEOUS BUSINESS SERVICES           $1,481
--------------------------------------------------------------------------------
   PETROLEUM & FUEL PRODUCTS - 7.2%
   Belco Oil & Gas*                6,000              122
   Cabot Oil & Gas, Cl A          10,000              168
   Helmerich & Payne              10,000              478


--------------------------------------------------------------------------------
                                                   Market
Description                       Shares         Value (000)
--------------------------------------------------------------------------------
   Marine Drilling*               10,000            $ 158
   Pride Petroleum Service*       11,000              190
   Tetra Technologies*            10,000              233
--------------------------------------------------------------------------------
   TOTAL PETROLEUM & FUEL PRODUCTS                $ 1,349
--------------------------------------------------------------------------------
   PROFESSIONAL SERVICES - 1.2%
   Sylvan Learning Systems*        7,800              235
--------------------------------------------------------------------------------
   TOTAL PROFESSIONAL SERVICES                     $  235
--------------------------------------------------------------------------------
   REAL ESTATE - 1.3%
   CB Commercial Real Estate*     12,000              252
--------------------------------------------------------------------------------
   TOTAL REAL ESTATE                               $  252
--------------------------------------------------------------------------------
   REAL ESTATE INVESTMENT TRUSTS - 5.6%
   Apartment Investment
      & Management                15,000              416
   CarrAmerica Realty             10,000              279
   Health Care Property Investors 11,000              364
--------------------------------------------------------------------------------
   TOTAL REAL ESTATE INVESTMENT TRUSTS            $ 1,059
--------------------------------------------------------------------------------
   RETAIL - 10.5%
   99 Cents Only Stores*          17,000              368
   Ann Taylor Stores*             10,000              243
   Apple South                    16,000              208
   CKE Restaurants                 5,000               98
   Finish Line*                   10,000              103
   Gymboree*                      10,000              277
   Neiman-Marcus Group            15,000              394
   Warnaco Group                  10,000              285
--------------------------------------------------------------------------------
   TOTAL RETAIL                                   $ 1,976
--------------------------------------------------------------------------------
   SEMI-CONDUCTORS/INSTRUMENTS - 9.5%
   AVX                            15,000              336
   Cypress Semiconductor*          5,000               69
   FEI*                           10,000               96
   Integrated Device Technology*  15,000              176
   Kulicke & Soffa Industries*    15,000              419
   Methode Electronics, Cl A      15,000              212
   Photronics Labs*               10,000              346
   Teradyne*                       4,000              131
--------------------------------------------------------------------------------
   TOTAL SEMI-CONDUCTORS/INSTRUMENTS              $ 1,785
--------------------------------------------------------------------------------
   STEEL & STEEL WORKS - 1.6%
   Steel Dynamics*                15,000              293
--------------------------------------------------------------------------------
   TOTAL STEEL & STEEL WORKS                       $  293
--------------------------------------------------------------------------------
   TESTING LABORATORIES - 1.3%
   Curative Technologies*         10,000              236
--------------------------------------------------------------------------------
   TOTAL TESTING LABORATORIES                      $  236
--------------------------------------------------------------------------------
   WHOLESALE - 0.6%
   Gilead Sciences*                5,000              111
--------------------------------------------------------------------------------
   TOTAL WHOLESALE                                 $  111
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (Cost $19,395)                                 $17,926
--------------------------------------------------------------------------------
PREFERRED CONVERTIBLE STOCK - 0.2%
   Sparta Pharmaceuticals* (A)(C) 10,000               44
--------------------------------------------------------------------------------
   TOTAL PREFERRED CONVERTIBLE STOCK
      (Cost $95)                                    $  44
--------------------------------------------------------------------------------

                                          APRIL 30, 1997 [ARK FUND LOGO OMITTED]



--------------------------------------------------------------------------------
                                Principal            Market
Description                   Amount (000)        Value (000)
--------------------------------------------------------------------------------
WARRANT - 0.1%
   Sparta Pharmaceuticals, Cl C* $66,666            $  12
--------------------------------------------------------------------------------
TOTAL WARRANT
   (Cost $5)                                        $  12
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 15.7%
   First Boston
      5.350%, dated 04/30/97,
      matures 05/01/97, repurchase
      price $2,958,142 (collateralized
      by various U.S. Treasury Notes,
      total par value $2,770,000, 8.000%-
      9.125%, 05/15/99-05/15/01:
      total market value $3,026,307)    $2,958   $  2,958
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
   (Cost $2,958)                                  $ 2,958
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 111.2%
   (Cost $22,453)                                 $20,940
================================================================================
OTHER ASSETS AND LIABILITIES - (11.2%)
   Investment Securities Purchased                 (2,128)
   Other Assets and Liabilities                         9
================================================================================
TOTAL OTHER ASSETS AND LIABILITIES, NET          $ (2,119)
================================================================================
NET ASSETS:
Portfolio Shares of Institutional Class
 (unlimited authorization - no par value)
   based on 2,079,440 outstanding shares
   of beneficial interest                          20,829
Portfolio Shares of Retail Class
 (unlimited  authorization - no par value) based
   on 125,977 outstanding shares
   of beneficial interest                           1,636
Accumulated net realized loss on investments       (2,280)
Net unrealized depreciation on investments         (1,513)
Net unrealized appreciation on security
 sold short (A)                                       149
================================================================================
TOTAL NET ASSETS -100.0%                          $18,821
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE - INSTITUTIONAL CLASS          $  8.53
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE - RETAIL CLASS                 $  8.53
================================================================================
MAXIMUM OFFERING PRICE PER SHARE -
   RETAIL CLASS ($8.53 / 95.25%)                  $  8.96
================================================================================
(A) SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A, OR OFFERED PURSUANT TO
    SECTION 4(2) OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION NORMALLY TO QUALIFIED INSTITUTIONAL INVESTORS.
(B) VIVUS COMMON STOCK SOLD SHORT AT VALUE -PROCEEDS $406,984; MARKET VALUE $258,563
(C) FAIR VALUED SECURITY.
* NON-INCOME PRODUCING SECURITY
CL-CLASS

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


ARK FUNDS: INTERNATIONAL EQUITY PORTFOLIO
[Pie Chart Graph Omitted]
Pie Chart depicting percentage of Portfolio investments

Other -- 9%
Hong Kong -- 3%
United States -- 13%
United Kingdom -- 16%
Germany -- 13%
France -- 7%
Japan -- 21%
Switzerland -- 8%
Netherlands -- 10%


% OF TOTAL PORTFOLIO INVESTMENTS


--------------------------------------------------------------------------------
                                                   Market
Description                       Shares         Value (000)
--------------------------------------------------------------------------------
FOREIGN COMMON STOCKS - 85.0%
   AUSTRALIA - 1.5%
   Broken Hill Proprietary           333             $  5
   Burns Phillip                   7,203               12
   National Australia Bank         1,366               19
   RTZ-CRA Group                   1,075               16
   Western Mining                  1,971               12
--------------------------------------------------------------------------------
   TOTAL AUSTRALIA                                   $ 64
--------------------------------------------------------------------------------
   FRANCE - 6.5%
   Accor                             330               47
   AXA                               800               49
   Cie Generale des Eaux             509               71
   Groupe SEB                        273               48
   Total, Series B                   720               60
--------------------------------------------------------------------------------
   TOTAL FRANCE                                      $275
--------------------------------------------------------------------------------
   GERMANY - 10.8%
   Bayer                           2,120               84
   Deutsche Bank                   1,200               63
   Douglas Holding                 1,500               49
   Mannesmann                        245               97
   RWE                               700               29
   Veba                              950               49
   Volkswagen                        131               83
--------------------------------------------------------------------------------
   TOTAL GERMANY                                     $454
--------------------------------------------------------------------------------
   HONG KONG - 3.3%
   Cheung Kong Holdings            2,606               23
   First Pacific                  18,000               21
   HSBC Holdings                   1,200               30
   Hutchison Whampoa               7,000               52
   Swire Pacific, Series A         1,736               13
--------------------------------------------------------------------------------
   TOTAL HONG KONG                                   $139
--------------------------------------------------------------------------------
   INDONESIA - 0.7%
   PT Indosat, ADR                 1,000               28
--------------------------------------------------------------------------------
   TOTAL INDONESIA                                   $ 28
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Net Assets
--------------------------------------------------------------------------------


INTERNATIONAL EQUITY PORTFOLIO (CONTINUED)

--------------------------------------------------------------------------------
                                                   Market
Description                        Shares        Value (000)
--------------------------------------------------------------------------------
   JAPAN - 21.1%
   Akita Bank                      2,000            $  11
   Asahi Chemical Industries       3,000               17
   Asahi Diamond Industrial        3,090               24
   Asahi Glass                     3,000               27
   Chiyoda                         3,000               37
   Daiwa Bank                      2,000                6
   DDI                                 6               40
   Hitachi Metals                  3,000               19
   Matsushita Electric             3,000               48
   Mitsubishi Heavy Industries     7,000               46
   Mitsui Trust & Banking          4,000               23
   Mizuno                          5,000               27
   Nagase                          5,000               34
   Nippon Yusen Kabushik           7,000               25
   Ohsho Food Service              2,000               26
   Olympus Optical                 6,000               50
   Orix                            1,000               51
   Royal                           1,100               16
   Sagami Railway                  6,000               19
   Sankyo                          1,000               27
   Shimachu                        2,000               48
   Shinki                          1,200               20
   Sodick*                         2,000               18
   Sumitomo Electric               4,000               54
   Taiko Bank                      5,000               16
   Tokio Marine & Fire Insurance   3,000               29
   Toppan Printing                 2,000               26
   Toshiba                         8,000               45
   Toyota Motor                    2,000               58
--------------------------------------------------------------------------------
   TOTAL JAPAN                                       $887
--------------------------------------------------------------------------------
   MALAYSIA - 2.3%
   Arab Malaysian Finance Rights   6,000              --
   Arab Malaysian Merchant Bank    6,000               13
   Genting Berhad                  1,000                5
   Land and General                4,500                6
   Malayan Banking                 3,000               30
   UMW Holdings Berhad             8,266               43
--------------------------------------------------------------------------------
   TOTAL MALAYSIA                                    $ 97
--------------------------------------------------------------------------------
   NETHERLANDS - 9.9%
   ABN-Amro Holdings               1,524              105
   Aegon                             963               68
   Ahold                             810               55
   Ing Groep                       1,500               59
   Royal Dutch Petroleum             280               50
   VNU                             3,850               80
--------------------------------------------------------------------------------
   TOTAL NETHERLANDS                                 $417
--------------------------------------------------------------------------------
   SINGAPORE - 1.8%
   DBS Land                        3,000               10
   Development Bank of Singapore   1,000               12
   Keppel                          2,500               11
   Malayan Credit                  3,000                5
   Singapore Press, Series F       2,000               37
--------------------------------------------------------------------------------
   TOTAL SINGAPORE                                   $ 75
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   Market
Description                        Shares        Value (000)
--------------------------------------------------------------------------------

   SPAIN - 1.2%
   Banco de Santander                654            $  49
--------------------------------------------------------------------------------
   TOTAL SPAIN                                      $  49
--------------------------------------------------------------------------------
   SWEDEN - 2.1%
   Atlas AB, Series A              2,502               62
   Ericsson                          900               28
--------------------------------------------------------------------------------
   TOTAL SWEDEN                                     $  90
--------------------------------------------------------------------------------
   SWITZERLAND - 7.6%
   Alusuisse-Lonza                    50               42
   BBC Brown Boveri                   47               57
   CS Holdings                       350               39
   Nestle SA                          67               81
   Roche Holdings                     12              101
--------------------------------------------------------------------------------
   TOTAL SWITZERLAND                                $ 320
--------------------------------------------------------------------------------
   THAILAND - 0.3%
   Finance One Public*             3,000                3
   Land and House                    999                3
   Total Access Communications     1,500                8
--------------------------------------------------------------------------------
   TOTAL THAILAND                                   $  14
--------------------------------------------------------------------------------
   UNITED KINGDOM - 15.9%
   ASDA Group                      6,200               12
   Barclays Bank                     846               16
   Bass                            2,000               26
   BAT Industries                  2,370               20
   British Airport Authority       2,600               22
   British Airways                 1,200               14
   British Petroleum               4,083               47
   British Telecommunications      4,000               29
   Burton Group                   11,600               29
   General Accident                1,900               27
   General Electric                5,707               34
   GKN                             2,500               39
   Glaxo Wellcome                  2,600               51
   HSBC Holdings                     900               24
   Lloyds TSB Group                3,894               36
   Marks & Spencer                 1,299               10
   National Power                  2,700               23
   National Westminster              995               12
   Prudential                      2,443               24
   Railtrack Group                 2,200               17
   Shell Transportation & Trading  2,473               44
   Smithkline Beecham, Series A    1,856               30
   TI Group                        2,500               21
   Unilever                          300                8
   Vodafone Group                  5,000               22
   Zeneca Group                    1,014               31
--------------------------------------------------------------------------------
   TOTAL UNITED KINGDOM                            $  668
--------------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
   (Cost $3,389)                                   $3,577
--------------------------------------------------------------------------------

                                          APRIL 30, 1997 [ARK FUND LOGO OMITTED]


--------------------------------------------------------------------------------
                               Shares/Principal    Market
Description                      Amount (000)    Value (000)
--------------------------------------------------------------------------------


FOREIGN PREFERRED STOCKS - 2.1%
   GERMANY - 2.1%
   GEA                               260           $   88
--------------------------------------------------------------------------------
   TOTAL GERMANY                                   $   88
--------------------------------------------------------------------------------
TOTAL FOREIGN PREFERRED STOCKS
   (Cost $92)                                      $   88
--------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS - 13.1%
   U.S. Treasury Bills (A)
       5.049%, 05/01/97              $ 65               65
       4.677%, 05/08/97               460              460
       4.800%, 05/15/97                25               25
--------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $550)                                     $  550
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.2%
   (Cost $4,031)                                   $4,215
================================================================================
OTHER ASSETS AND LIABILITIES, NET - (0.2%)         $   (6)
================================================================================

NET ASSETS:
Portfolio Shares of Institutional Class
 (unlimited authorization - no par value)
  based on 367,060 outstanding shares
  of beneficial interest                            3,661
Portfolio Shares of Retail Class
 (unlimited  authorization - no par value)
  based on 35,679 outstanding shares
  of beneficial interest                              377
Distribution in excess of net investment income        (5)
Accumulated net realized loss on investments           (8)
Net unrealized appreciation on investments            184
================================================================================
TOTAL NET ASSETS - 100.0%                          $4,209
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE - INSTITUTIONAL CLASS           $10.45
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE - RETAIL CLASS                  $10.44
================================================================================
MAXIMUM OFFERING  PRICE PER
   SHARE - RETAIL CLASS ($10.44 / 95.25%)          $10.96
================================================================================
*  NON-INCOME PRODUCING SECURITY
(A) THE ANNUALIZED DISCOUNT YIELD AT TIME OF PURCHASE IS SHOWN AS THE RATE ON THE STATEMENT OF NET ASSETS.
ADR-AMERICAN DEPOSITORY RECEIPT

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       Statement of Assets and Liabilities (000)
-------------------------------------------------------------------------------


AS OF APRIL 30, 1997


                                                            INCOME
                                                           PORTFOLIO
                                                          ----------
ASSETS:
   Investments at market value (cost $265,811)             $265,593
   Interest receivable                                        3,728
   Receivable for investment securities sold                 19,622
   Other assets                                               1,035
                                                           --------
     Total assets                                           289,978
                                                           --------
LIABILITIES:
   Distribution payable                                       1,295
   Payable for investment securities purchased               41,200
   Other liabilities                                            415
                                                           --------
   Total liabilities                                         42,910
                                                           --------
NET ASSETS:
   Portfolio shares of Institutional Class
    (unlimited authorization -- no par value)
     based on 24,738,193 outstanding shares of
     beneficial interest                                    246,972
   Portfolio shares of Retail Class (unlimited
     authorization -- no par value)
     based on 412,890 outstanding shares of
     beneficial interest                                      4,214
   Undistributed net investment income                            8
   Accumulated net realized loss on investments              (3,908)
   Net unrealized depreciation on investments                  (218)
                                                           --------
   TOTAL NET ASSETS                                        $247,068
                                                           ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
      PRICE PER SHARE--INSTITUTIONAL CLASS                 $   9.82
                                                           ========
   NET ASSET VALUE AND REDEMPTION
       PRICE PER SHARE--RETAIL CLASS                       $   9.94
                                                           ========
   MAXIMUM OFFERING PRICE
       PER SHARE--RETAIL CLASS (1)                         $  10.41
                                                           ========

(1) The offering price is calculated by dividing the Net Asset Value by 1 minus the maximum sales charge of 4.50%.

 The accompanying notes are an integral part of the financial statements.

                                          APRIL 30, 1997 [ARK FUND LOGO OMITTED]
--------------------------------------------------------------------------------
Statement of Operations
--------------------------------------------------------------------------------


FOR THE YEAR OR PERIOD ENDED APRIL 30, 1997

                                                TAX-FREE   U.S. GOVERNMENT U.S. TREASURY SHORT-TERM    MARYLAND   PENNSYLVANIA
                                 MONEY MARKET MONEY MARKET  MONEY MARKET    MONEY MARKET   TREASURY     TAX-FREE     TAX-FREE
                                   PORTFOLIO    PORTFOLIO     PORTFOLIO      PORTFOLIO    PORTFOLIO  PORTFOLIO(1) PORTFOLIO(1)
                                ------------- -----------  --------------  ------------- ----------  ------------ ------------
INVESTMENT INCOME:
   Dividends                       $    --       $    --       $    --      $    --       $   --       $   --       $   --
   Interest                         25,449         4,137        64,725       18,287        1,844        2,131          568
   Less: Foreign Taxes Withheld         --            --            --           --           --           --           --
                                    ------        ------        ------       ------       ------       ------       ------
     Total Investment Income        25,449         4,137        64,725       18,287        1,844        2,131          568

EXPENSES:
   Administrator Fees                  599           153         1,550          452           42           50           14
   Less: Waiver of Administrator       (15)           --            --           --           --           --           --
     Fees
   Investment Advisory Fees          1,152           294         2,980          868          113          191           53
   Less: Waiver of Investment
     Advisory Fees                    (668)         (188)       (1,311)        (208)         (16)         (19)         (14)
   Custodian Fees                       92            27           229           69            8            4            2
   Professional Fees                    38             9            95           34            2            3            1
   Registration Fees                    57            20           141           21           18           28            7
   Distribution Fees - Retail Class    289            43            --           26           33            4           --
   Less: Waiver of Distribution
     Fees - Retail Class                --            (6)           --           (4)         (18)          (1)          --
   Distribution Fees -
     Institutional II Class             51            16            36           67           --           --           --
   Printing Fees                        23             7            65           31            7           (2)           2
   Trustee Fees                          9             2            17            7           --           --           --
   Amortization of Deferred
     Organization Costs                  4             4             4            4            3           --            1
   Miscellaneous Fees                    6             2            52           10            1            1           --
   Shareholder Servicing Fees -
     Retail Class                      174            26            --           15            5            1           --
   Less: Waiver of Shareholder
     Servicing Fees - Retail Class    (104)          (16)           --           (9)          (5)          (1)          --
                                    ------        ------        ------       ------       ------       ------       ------
     Total Expenses                  1,707           393         3,858        1,383          193          259           66
                                    ------        ------        ------       ------       ------       ------       ------
   Net Investment Income (Loss)     23,742         3,744        60,867       16,904        1,651        1,872          502
                                    ------        ------        ------       ------       ------       ------       ------
   Net Realized Gain (Loss) On:
     Investments                        (3)           --           (29)          (5)          12          469           92
     Foreign Currency Transactions      --            --            --           --           --           --           --
   Net Change in Unrealized
     Appreciation (Depreciation)
     on Investments and Foreign
     Currency Transactions              --            --            --           --         (116)      (1,565)        (356)
                                    ------        ------        ------       ------       ------       ------       ------
   Net Realized and Unrealized
     Gain (Loss) on Investments
     and Foreign Currency Transactions  (3)           --           (29)          (5)        (104)      (1,096)        (264)
                                    ------        ------        ------       ------       ------       ------       ------
   Net Increase (Decrease)
     in Net Assets
     Resulting from Operations     $23,739       $ 3,744       $60,838      $16,899      $ 1,547       $  776       $  238
                                   =======       =======       =======      =======      =======       ======       ======

(1) Commenced operations on November 18, 1996.

The accompanying notes are an integral part of the financial statements.


                                               INTERMEDIATE                  EQUITY      BLUE CHIP
                                     INCOME   FIXED INCOME    BALANCED      INCOME       EQUITY
                                    PORTFOLIO  PORTFOLIO(1)    PORTFOLIO  PORTFOLIO(1)   PORTFOLIO
                                    ---------  -----------     ---------  ------------   ---------
INVESTMENT INCOME:
   Dividends                        $    --       $   --       $   702      $ 1,111       $   461
   Interest                          14,674        2,420         2,738          122           116
   Less: Foreign Taxes Withheld          --           --            --           --            --
                                    -------       ------       -------      -------       -------
     Total Investment Income         14,674        2,420         3,440        1,233           577

EXPENSES:
   Administrator Fees                   277           45           126           49            35
   Less: Waiver of Administrator
     Fees                                --           --            --           --            --
   Investment Advisory Fees           1,066          211           535          262           155
   Less: Waiver of Investment
     Advisory Fees                       --          (53)           --          (37)          (52)
   Custodian Fees                        43            5            28            6            20
   Professional Fees                     16            2             9            3             1
   Registration Fees                     26           25             4           25            15
   Distribution Fees - Retail Class      11           --            14           --            13
   Less: Waiver of Distribution
     Fees - Retail Class                 (2)          --            (4)          --            (7)
   Distribution Fees -
     Institutional II Class              --           --            --           --            --
   Printing Fees                          9            2             9            1             4
   Trustee Fees                           4           --             2           --            --
   Amortization of Deferred
     Organization Costs                   4            1             4            1             4
   Miscellaneous Fees                     7            1             4            1            --
   Shareholder Servicing Fees -
     Retail Class                         6           --             7           --             1
   Less: Waiver of Shareholder
    Servicing Fees - Retail Class        (6)          --            (7)          --            (1)
                                    -------       ------       -------      -------       -------
     Total Expenses                   1,461          239           731          311           188
                                    -------       ------       -------      -------       -------
   Net Investment Income (Loss)      13,213        2,181         2,709          922           389
                                    -------       ------       -------      -------       -------
   Net Realized Gain (Loss) On:
     Investments                     (2,706)         (81)        6,028        6,425           236
     Foreign Currency Transactions       --           --            --           --            --
   Net Change in Unrealized
     Appreciation (Depreciation)
     on Investments and Foreign
     Currency Transactions            1,565       (1,200)       (1,398)      (1,090)        5,200
                                    -------       ------       -------      -------       -------
   Net Realized and Unrealized
     Gain (Loss) on Investments
     and Foreign Currency
     Transactions                    (1,141)      (1,281)        4,630        5,335         5,436
                                    -------       ------       -------      -------       -------
   Net Increase (Decrease)
     in Net Assets
     Resulting from Operations      $12,072       $  900       $ 7,339      $ 6,257       $ 5,825
                                    =======       ======       =======      =======       =======


                                                   CAPITAL       MID-CAP      SPECIAL   INTERNATIONAL
                                      STOCK        GROWTH        EQUITY       EQUITY       EQUITY
                                   PORTFOLIO(1)   PORTFOLIO   PORTFOLIO(1)   PORTFOLIO   PORTFOLIO
                                   ------------   ---------   ------------   ---------  -------------
INVESTMENT INCOME:
   Dividends                         $   283       $   458       $  177      $    57      $   59
   Interest                               33            46            9          153          15
   Less: Foreign Taxes Withheld           --            --           --           --          (6)
                                     -------       -------       ------      -------      ------
     Total Investment Income             316           504          186          210          68

EXPENSES:
   Administrator Fees                     25            50           16           32           5
   Less: Waiver of Administrator
     Fees                                 --            --           --           --          --
   Investment Advisory Fees              134           230           84          150          29
   Less: Waiver of Investment
     Advisory Fees                        (9)         (172)          (6)          --         (13)
   Custodian Fees                          5            22            6           36          13
   Professional Fees                       2             3           --           10          --
   Registration Fees                      11            10            8            7           8
   Distribution Fees - Retail Class       --            10           --            1          --
   Less: Waiver of Distribution
     Fees - Retail Class                  --            (7)          --           --          --
   Distribution Fees -
     Institutional II Class               --            --           --           --          --
   Printing Fees                           2             4           (1)           1          --
   Trustee Fees                           --             1           --            1
   Amortization of Deferred
     Organization Costs                    1             4            1           --          --
   Miscellaneous Fees                      1             2           --            1          14
   Shareholder Servicing Fees -
     Retail Class                         --             5           --           --          --
   Less: Waiver of Shareholder
    Servicing Fees - Retail Class         --            (5)          --           --          --
                                     -------       -------       ------      -------      ------
     Total Expenses                      172           157          108          239          56
                                     -------       -------       ------      -------      ------
   Net Investment Income (Loss)          144           347           78          (29)         12
                                     -------       -------       ------      -------      ------
   Net Realized Gain (Loss) On:
     Investments                       3,537         3,560          391        2,092           5
     Foreign Currency Transactions        --            --           --           --          (8)
   Net Change in Unrealized
     Appreciation (Depreciation)
     on Investments and Foreign
     Currency Transactions              (240)          836          (72)      (8,396)       (192)
                                     -------       -------       ------      -------      ------
   Net Realized and Unrealized
     Gain (Loss) on Investments
     and Foreign Currency
     Transactions                      3,297         4,396          319       (6,304)       (195)
                                     -------       -------       ------      -------      ------
   Net Increase (Decrease)
     in Net Assets
     Resulting from Operations       $ 3,441       $ 4,743       $  397      $(6,333)     $ (183)
                                     =======       =======       ======      =======      ======

                                                          66 & 67

                                          APRIL 30, 1997 [ARK FUND LOGO OMITTED]

--------------------------------------------------------------------------------
Statement of Changes in Net Assets (000)
--------------------------------------------------------------------------------

FOR THE YEAR OR PERIOD ENDED APRIL 30, 1997


                                                                         TAX-FREE           U.S. GOVERNMENT       U.S. TREASURY
                                                    MONEY MARKET        MONEY MARKET         MONEY MARKET          MONEY MARKET
                                                      PORTFOLIO           PORTFOLIO            PORTFOLIO             PORTFOLIO
                                                  -----------------  ------------------  ----------------------  ------------------
                                                    1997     1996       1997     1996       1997        1996       1997      1996
                                                  -------- --------  --------  --------  ----------  ----------  --------  --------
OPERATIONS:
   Net Investment Income                          $ 23,742 $ 22,753   $ 3,744  $  3,388  $   60,867  $   46,614  $ 16,904  $ 16,263
   Net Realized Gain (Loss) from Investments
     and Foreign Currency Transactions                  (3)      10        --         4         (29)         11        (5)       14
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments
     and Foreign Currency                               --       --        --        --          --          --        --        --
                                                  -------- --------  --------  --------  ----------  ----------  --------  --------
   Net Increase in Net Assets from Operations       23,739   22,763     3,744     3,392      60,838      46,625    16,899    16,277
                                                  -------- --------  --------  --------  ----------  ----------  --------  --------
 DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income
     Institutional Class                           (15,435) (17,731)   (2,735)   (2,862)    (59,082)    (45,937)  (13,231)  (14,187)
     Retail Class                                   (5,700)  (4,145)     (515)     (319)         --          --      (473)      (72)
     Institutional II Class                         (2,607)    (892)     (495)     (211)     (1,811)       (665)   (3,200)   (2,012)
   Net Capital Gains
     Institutional Class                                --       --        --        --          --          --        --        --
     Retail Class                                       --       --        --        --          --          --        --        --
                                                  -------- --------  --------  --------  ----------  ----------  --------  --------
    Total Distributions                            (23,742) (22,768)   (3,745)   (3,392)    (60,893)    (46,602)  (16,904)  (16,271)
                                                  -------- --------  --------  --------  ----------  ----------  --------  --------
 CAPITAL SHARE TRANSACTIONS:
   Institutional Class:
     Shares Issued                                 630,250  860,169   101,174   131,718   2,115,793   2,007,796   443,559   418,427
     Shares Issued in Conjunction with
       Acquisition of Common Trust Fund Assets          --       --        --        --          --          --        --        --
     Shares Issued in Lieu of Cash Distributions        --        1        --        --          45          11         6         3
     Shares Redeemed                              (659,673)(789,681) (106,822) (121,091) (1,908,765) (1,615,184) (492,896) (364,250)
                                                  -------- --------  --------  --------  ----------  ----------  --------  --------
      Total Institutional Class Share
       Transactions                                (29,423)  70,489    (5,648)   10,627     207,073     392,623   (49,331)   54,180
                                                  -------- --------  --------  --------  ----------  ----------  --------  --------
    Retail Class:
     Shares Issued                                  78,945   99,955    33,688    26,603          --          --    23,822    11,195
     Shares Issued in Lieu of Cash Distributions     5,699    4,145       516       319          --          --       474        72
     Shares Redeemed                               (60,653) (50,477)  (33,888)  (13,234)         --          --   (19,380)   (2,509)
                                                  -------- --------  --------  --------  ----------  ----------  --------  --------
      Total Retail Class Share Transactions         23,991   53,623       316    13,688          --          --     4,916     8,758
                                                  -------- --------  --------  --------  ----------  ----------  --------  --------
    Institutional II Class:
     Shares Issued                                 136,399   70,265    66,745    28,161     315,465     144,979   186,332   157,259
     Shares Issued in Lieu of Cash Distributions        --       --        --        --          --          --        --        --
     Shares Redeemed                              (102,228) (41,476)  (59,404)  (18,774)   (295,206)   (127,953) (170,056) (110,035)
                                                  -------- --------  --------  --------  ----------  ----------  --------  --------
       Total Institutional II Class
        Share Transactions                          34,171   28,789     7,341     9,387      20,259      17,026    16,276    47,224
                                                  -------- --------  --------  --------  ----------  ----------  --------  --------
      Increase (Decrease) in Net Assets from
       Shareholder Transactions                     28,739  152,901     2,009    33,702     227,332     409,649   (28,139)  110,162
                                                  -------- --------  --------  --------  ----------  ----------  --------  --------
    NET INCREASE (DECREASE) IN NET ASSETS           28,736  152,896     2,008    33,702     227,277     409,672   (28,144)  110,168
                                                  -------- --------  --------  --------  ----------  ----------  --------  --------
 NET ASSETS:
   Beginning of period                             481,836  328,940   100,305    66,603   1,060,785     651,113   331,237   221,069
                                                  -------- --------  --------  --------  ----------  ----------  --------  --------
    End of period                                 $510,572 $481,836  $102,313  $100,305  $1,288,062  $1,060,785  $303,093  $331,237
                                                  ======== ========  ========  ========  ==========  ==========  ========  ========
 SHARES ISSUED AND REDEEMED:
   Institutional Class:
     Shares Issued                                 630,250  860,170   101,174   131,714   2,115,793   2,007,818   443,559   418,437
     Shares Issued in Conjunction with
       Acquisition of Common Trust Fund Assets          --       --        --        --          --          --        --        --
     Shares Issued in Lieu of Cash
       Distributions                                    --        1        --        --          45          11         6         3
     Shares Redeemed                              (659,673)(789,681) (106,822) (121,091) (1,908,765) (1,615,184) (492,895) (364,250)
                                                  -------- --------  --------  --------  ----------  ----------  --------  --------
      Total Institutional Class Share
       Transactions                                (29,423)  70,490    (5,648)   10,623     207,073     392,645   (49,330)   54,190
                                                  -------- --------  --------  --------  ----------  ----------  --------  --------
    Retail Class:
     Shares Issued                                  78,945   99,955    33,688    26,603          --          --    23,822    11,195
     Shares Issued in Lieu of Cash Distributions     5,699    4,145       516       319          --          --       474        72
     Shares Redeemed                               (60,653) (50,477)  (33,888)  (13,234)         --          --   (19,380)   (2,509)
                                                  -------- --------  --------  --------  ----------  ----------  --------  --------
      Total Retail Class Share Transactions         23,991   53,623       316    13,688          --          --     4,916     8,758
                                                  -------- --------  --------  --------  ----------  ----------  --------  --------
  Institutional II Class:
     Shares Issued                                 136,399   70,265    66,745    28,161     315,465     144,979   186,332   157,259
     Shares Issued in Lieu of Cash Distributions        --       --        --        --          --          --        --        --
     Shares Redeemed                              (102,228) (41,476)  (59,404)  (18,774)   (295,206)   (127,953) (170,056) (110,035)
                                                  -------- --------  --------  --------  ----------  ----------  --------  --------
     Total Institutional II Class Share
       Transactions                                 34,171   28,789     7,341     9,387      20,259      17,026    16,276    47,224
                                                  -------- --------  --------  --------  ----------  ----------  --------  --------
      Net Increase (Decrease) in Share
        Transactions                                28,739  152,902     2,009    33,698     227,332     409,671   (28,138)  110,172
                                                  ======== ========  ========  ========  ==========  ==========  ========  ========




                                                       SHORT-TERM           MARYLAND       PENNSYLVANIA
                                                         TREASURY           TAX-FREE         TAX-FREE
                                                        PORTFOLIO(1)       PORTFOLIO(2)    PORTFOLIO(2)
                                                   -------------------     ------------    ------------
                                                     1997     1996            1997            1997
                                                   -------- --------       ------------    ------------
OPERATIONS:
   Net Investment Income                            $ 1,651  $   104         $ 1,872          $  502
   Net Realized Gain (Loss) from Investments                                     469              92
     and Foreign Currency Transactions                   12       --
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments
     and Foreign Currency                              (116)     (83)         (1,565)           (356)
                                                   -------- --------         -------         -------
   Net Increase in Net Assets from Operations         1,547       21             776             238
                                                   -------- --------         -------         -------
 DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income
     Institutional Class                             (1,009)    (104)         (1,787)          (494)
     Retail Class                                      (641)      --             (85)            (8)
     Institutional II Class                              --       --              --             --
   Net Capital Gains
     Institutional Class                                (12)      --              --             --
     Retail Class                                       (13)      --              --             --
                                                   -------- --------         -------         -------
    Total Distributions                              (1,675)    (104)         (1,872)           (502)
                                                   -------- --------         -------         -------
 CAPITAL SHARE TRANSACTIONS:
   Institutional Class:
     Shares Issued                                    4,158   18,961           4,262           2,248
     Shares Issued in Conjunction with
       Acquisition of Common Trust Fund Assets           --       --          81,100          22,508
     Shares Issued in Lieu of Cash Distributions         11       --              --              --
     Shares Redeemed                                 (1,437)     (55)         (4,730)         (1,221)
                                                   -------- --------         -------         -------
      Total Institutional Class Share
       Transactions                                   2,732   18,906          80,632          23,535
                                                   -------- --------         -------         -------
    Retail Class:
     Shares Issued                                   30,973       --           8,773           1,207
     Shares Issued in Lieu of Cash Distributions        654       --              85               8
     Shares Redeemed                                 (8,554)      --            (789)            (31)
                                                   -------- --------         -------         -------
      Total Retail Class Share Transactions          23,073       --           8,069           1,184
                                                   -------- --------         -------         -------
    Institutional II Class:
     Shares Issued                                       --       --              --              --
     Shares Issued in Lieu of Cash Distributions         --       --              --              --
     Shares Redeemed                                     --       --              --              --
                                                   -------- --------         -------         -------
       Total Institutional II Class
        Share Transactions                               --       --              --              --
                                                   -------- --------         -------         -------
      Increase (Decrease) in Net Assets from
       Shareholder Transactions                      25,805   18,906          88,701          24,719
                                                   -------- --------         -------         -------
    NET INCREASE (DECREASE) IN NET ASSETS            25,677   18,823          87,605          24,455
                                                   -------- --------         -------         -------
 NET ASSETS:
   Beginning of period                               18,823       --             --              --
                                                   -------- --------         -------         -------
    End of period                                  $ 44,500 $ 18,823         $87,605         $24,455
                                                   ======== ========         =======         =======
 SHARES ISSUED AND REDEEMED:
   Institutional Class:
     Shares Issued                                      416    1,896             436             218
     Shares Issued in Conjunction with
       Acquisition of Common Trust Fund Assets           --       --           8,110           2,251
     Shares Issued in Lieu of Cash
       Distributions                                      1       --              --              --
     Shares Redeemed                                   (144)      (5)           (478)           (123)
                                                   -------- --------         -------         -------
      Total Institutional Class Share
       Transactions                                     273    1,891           8,068           2,346
                                                   -------- --------         -------         -------
    Retail Class:
     Shares Issued                                    3,093       --             883             121
     Shares Issued in Lieu of Cash Distributions         65       --               8               1
     Shares Redeemed                                   (855)      --             (80)             (3)
                                                   -------- --------         -------         -------
      Total Retail Class Share Transactions           2,303       --             811             119
                                                   -------- --------         -------         -------
  Institutional II Class:
     Shares Issued                                       --       --              --              --
     Shares Issued in Lieu of Cash Distributions         --       --              --              --
     Shares Redeemed                                     --       --              --              --
                                                   -------- --------         -------         -------
     Total Institutional II Class Share
       Transactions                                      --       --              --              --
                                                   -------- --------         -------         -------
      Net Increase (Decrease) in Share
        Transactions                                  2,576    1,891           8,879           2,465
                                                   ======== ========         =======         =======

                                                                           INTERMEDIATE
                                                         INCOME            FIXED INCOME
                                                        PORTFOLIO          PORTFOLIO(2)
                                                    ------------------     ------------
                                                      1997      1996           1997
                                                    --------  --------       --------
OPERATIONS:
   Net Investment Income                            $ 13,213   $ 6,728        $ 2,181
   Net Realized Gain (Loss) from Investments          (2,706)      706            (81)
     and Foreign Currency Transactions
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments
     and Foreign Currency                              1,565    (3,654)        (1,200)
                                                    --------  --------       --------
   Net Increase in Net Assets from Operations         12,072     3,780            900
                                                    --------  --------       --------
 DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income
     Institutional Class                             (12,965)   (6,384)        (2,181)
     Retail Class                                       (249)     (102)            --
     Institutional II Class                               --        --             --
   Net Capital Gains
     Institutional Class                                  --        --             --
     Retail Class                                         --        --             --
                                                    --------  --------       --------
    Total Distributions                              (13,214)   (6,486)        (2,181)
                                                    --------  --------       --------
 CAPITAL SHARE TRANSACTIONS:
   Institutional Class:
     Shares Issued                                    36,737   134,768          4,653
     Shares Issued in Conjunction with
       Acquisition of Common Trust Fund Assets        55,913        --         78,230
     Shares Issued in Lieu of Cash Distributions       1,652        --             --
     Shares Redeemed                                 (31,143)  (17,667)        (5,276)
                                                    --------  --------       --------
      Total Institutional Class Share
       Transactions                                   63,159  $117,101         77,607
                                                    --------  --------       --------
    Retail Class:
     Shares Issued                                     2,111     7,481             --
     Shares Issued in Lieu of Cash Distributions         249       102             --
     Shares Redeemed                                  (2,455)   (3,569)            --
                                                    --------  --------       --------
      Total Retail Class Share Transactions              (95)    4,014             --
                                                    --------  --------       --------
    Institutional II Class:
     Shares Issued                                        --        --             --
     Shares Issued in Lieu of Cash Distributions          --        --             --
     Shares Redeemed                                      --        --             --
                                                    --------  --------       --------
       Total Institutional II Class
        Share Transactions                                --        --             --
                                                    --------  --------       --------
      Increase (Decrease) in Net Assets from
       Shareholder Transactions                       63,064   121,115         77,607
                                                    --------  --------       --------
    NET INCREASE (DECREASE) IN NET ASSETS             61,922   118,409         76,326
                                                    --------  --------       --------
 NET ASSETS:
   Beginning of period                               185,146    66,737             --
                                                    --------  --------       --------
    End of period                                   $247,068  $185,146       $ 76,326
                                                    ========  ========       ========
 SHARES ISSUED AND REDEEMED:
   Institutional Class:
     Shares Issued                                     3,712    13,309            499
     Shares Issued in Conjunction with
       Acquisition of Common Trust Fund Assets         5,552        --          7,823
     Shares Issued in Lieu of Cash
       Distributions                                     169        --             --
     Shares Redeemed                                  (3,161)   (1,767)          (535)
                                                    --------  --------       --------
      Total Institutional Class Share
       Transactions                                    6,272    11,542          7,787
                                                    --------  --------       --------
    Retail Class:
     Shares Issued                                       212       739             --
     Shares Issued in Lieu of Cash Distributions          25        10             --
     Shares Redeemed                                    (246)     (357)            --
                                                    --------  --------       --------
      Total Retail Class Share Transactions               (9)      392             --
                                                    --------  --------       --------
  Institutional II Class:
     Shares Issued                                        --        --             --
     Shares Issued in Lieu of Cash Distributions          --        --             --
     Shares Redeemed                                      --        --             --
                                                    --------  --------       --------
     Total Institutional II Class Share
       Transactions                                       --        --             --
                                                    --------  --------       --------
      Net Increase (Decrease) in Share
        Transactions                                   6,263    11,934          7,787
                                                    ========  ========       ========

(1) Commenced operations on March 20, 1996.
(2) Commenced operations on November 18, 1996.

                                     68 & 69

                                             APRIL 30, 1997   [ARK LOGO OMITTED]

--------------------------------------------------------------------------------
Statement of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

FOR THE YEAR OR PERIOD ENDED APRIL 30,



                                                                        EQUITY         BLUE CHIP
                                                     BALANCED           INCOME          EQUITY               STOCK
                                                    PORTFOLIO        PORTFOLIO(2)    PORTFOLIO(3)         PORTFOLIO(2)
                                                 ----------------    -----------   -----------------      ------------
                                                 1997        1996        1997      1997         1996          1997
                                                 ----        ----    -----------   ----         ----      ------------
OPERATIONS:
   Net Investment Income (Loss)                  $ 2,709  $ 3,277      $  922      $   389      $  13        $  144
   Net Realized Gain (Loss) from Investments
     and Foreign Currency Transactions             6,028    8,219       6,425          236         --         3,537
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments and
     Foreign Currency                             (1,398)   7,402      (1,090)       5,200        116          (240)
                                                -------- --------    --------     --------   --------      --------
   Net Increase (Decrease) in Net Assets
     from Operations                               7,339   18,898       6,257        5,825        129         3,441
                                                -------- --------    --------     --------   --------      --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income
     Institutional Class                          (2,387)  (3,166)       (922)        (326)        --          (127)
     Retail Class                                   (118)     (32)         --          (66)        --            --
     Institutional II Class                           --       --          --           --         --            --
   Net Capital Gains
     Institutional Class                          (4,424)  (3,544)         --          (19)        --            --
     Retail Class                                   (203)     (53)         --           (4)        --            --
                                                -------- --------    --------     --------   --------      --------
   Total Distributions                            (7,132)  (6,795)       (922)        (415)        --          (127)
                                                -------- --------    --------     --------   --------      --------
CAPITAL SHARE TRANSACTIONS:
   Institutional Class:
     Shares Issued                                14,504   27,190       1,578       22,062     11,327           897
     Shares Issued in Conjunction with
       Acquisition of Common Trust Fund Assets        --       --      80,587           --         --        43,067
     Shares Issued in Lieu of Cash Distributions   4,943       --          --           87         --            --
     Shares Redeemed                             (44,855) (27,957)     (3,553)      (2,314)        --        (6,707)
                                                -------- --------    --------     --------   --------      --------
     Total Institutional Class Share
       Transactions                              (25,408)    (767)     78,612       19,835     11,327        37,257
                                                -------- --------    --------     --------   --------      --------
   Retail Class:
     Shares Issued                                 3,804    2,896          --       12,987         --            --
     Shares Issued in Lieu of Cash Distributions     321       85          --           70         --            --
     Shares Redeemed                              (1,329)    (349)         --         (857)        --            --
                                                -------- --------    --------     --------   --------      --------
     Total Retail Class Share Transactions         2,796    2,632          --       12,200         --            --
                                                -------- --------    --------     --------   --------      --------
   Institutional II Class:
     Shares Issued                                    --       --          --           --         --            --
     Shares Issued in Lieu of Cash Distributions      --       --          --           --         --            --
     Shares Redeemed                                  --       --          --           --         --            --
                                                -------- --------    --------     --------   --------      --------
     Total Institutional II Class
       Share Transactions                             --       --          --           --         --            --
                                                -------- --------    --------     --------   --------      --------
     Increase (Decrease) in Net Assets from
       Shareholder Transactions                  (22,612)   1,865      78,612       32,035     11,327        37,257
                                                -------- --------    --------     --------   --------      --------
   NET INCREASE (DECREASE) IN NET ASSETS         (22,405)  13,968      83,947       37,445     11,456        40,571
                                                -------- --------    --------     --------   --------      --------
NET ASSETS:
   Beginning of period                           105,556   91,588          --       11,456         --            --
                                                -------- --------    --------     --------   --------      --------
   End of period                                $ 83,151 $105,556    $ 83,947     $ 48,901   $ 11,456      $ 40,571
                                                ======== ========    ========     =========  ========      ========
SHARES ISSUED AND REDEEMED:
   Institutional Class:
     Shares Issued                                 1,290    2,469         151        1,943      1,132            87
     Shares Issued in Conjunction with
       Acquisition of Common Trust Fund Assets        --       --       8,058           --         --         4,307
     Shares Issued in Lieu of Cash Distributions     444       --          --            7         --            --
     Shares Redeemed                              (3,988)  (2,545)       (342)        (202)        --          (628)
                                                -------- --------    --------     --------   --------      --------
     Total Institutional Class
       Share Transactions                         (2,254)     (76)      7,867        1,748      1,132         3,766
                                                -------- --------    --------     --------   --------      --------
   Retail Class:
     Shares Issued                                   337      262          --        1,135         --            --
     Shares Issued in Lieu of Cash Distributions      29        8          --            6         --            --
     Shares Redeemed                                (118)     (31)         --          (74)        --            --
                                                -------- --------    --------     --------   --------      --------
     Total Retail Class Share Transactions           248      239          --        1,067         --            --
                                                -------- --------    --------     --------   --------      --------
   Institutional II Class:
     Shares Issued                                    --       --          --           --         --            --
     Shares Issued in Lieu of Cash Distributions      --       --          --           --         --            --
     Shares Redeemed                                  --       --          --           --         --            --
                                                -------- --------    --------     --------   --------      --------
     Total Institutional II Class
       Share Transactions                             --       --          --           --         --            --
                                                -------- --------    --------     --------   --------      --------
     Net Increase (Decrease) in
       Share Transactions                         (2,006)     163       7,867        2,815      1,132         3,766
                                                ======== ========    ========     ========   ========      ========




                                                       CAPITAL          MID-CAP            SPECIAL            INTERNATIONAL
                                                       GROWTH           EQUITY              EQUITY               EQUITY
                                                      PORTFOLIO       PORTFOLIO(2)       PORTFOLIO(4)           PORTFOLIO
                                                   ----------------   -----------     -----------------      ---------------
                                                   1997        1996       1997        1997         1996      1997       1996
                                                   ----        ----   -----------     ----         ----      -----      ----
OPERATIONS:
   Net Investment Income (Loss)                     $  347   $   567      $  78        $   (29)   $   65      $  12    $    5
   Net Realized Gain (Loss) from Investments
     and Foreign Currency Transactions               3,560     8,217        391          2,092       531         (3)      172
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments and
     Foreign Currency                                  836       275        (72)        (8,396)    7,032       (192)      300
                                                  -------- ---------   --------      --------- ---------    -------  --------
   Net Increase (Decrease) in Net Assets
     from Operations                                 4,743     9,059        397         (6,333)    7,628       (183)      477
                                                  -------- ---------   --------      --------- ---------    -------  --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income
     Institutional Class                              (395)     (638)       (72)            --       (90)        --       (70)
     Retail Class                                      (44)      (17)        --             --        --         --        --
     Institutional II Class                             --        --         --             --        --         --        --
   Net Capital Gains
     Institutional Class                            (2,960)   (3,005)        --         (4,563)       --        (63)      (69)
     Retail Class                                     (304)     (125)        --           (286)       --         (2)       --
                                                  -------- ---------   --------      --------- ---------    -------  --------
   Total Distributions                              (3,703)   (3,785)       (72)        (4,849)      (90)       (65)     (139)
                                                  -------- ---------   --------      --------- ---------    -------  --------
CAPITAL SHARE TRANSACTIONS:
   Institutional Class:
     Shares Issued                                   5,594    12,998      3,539          8,165    26,526        446       154
     Shares Issued in Conjunction with
       Acquisition of Common Trust Fund Assets          --        --     26,212             --        --         --        --
     Shares Issued in Lieu of Cash Distributions     2,960        --         11          4,563        --         63       139
     Shares Redeemed                               (14,909)  (19,789)    (3,028)       (17,980)     (443)        --        --
                                                  -------- ---------   --------      --------- ---------    -------  --------
     Total Institutional Class Share
       Transactions                                 (6,355)   (6,791)    26,734         (5,252)   26,083        509       293
                                                  -------- ---------   --------      --------- ---------    -------  --------
   Retail Class:
     Shares Issued                                   3,797     2,335         --          1,732        --        393        --
     Shares Issued in Lieu of Cash Distributions       348       141         --            286        --          2        --
     Shares Redeemed                                  (736)     (862)        --           (384)       --        (18)       --
                                                  -------- ---------   --------      --------- ---------    -------  --------
     Total Retail Class Share Transactions           3,409     1,614         --          1,634        --        377        --
                                                  -------- ---------   --------      --------- ---------    -------  --------
   Institutional II Class:
     Shares Issued                                      --        --         --             --        --         --        --
     Shares Issued in Lieu of Cash Distributions        --        --         --             --        --         --        --
     Shares Redeemed                                    --        --         --             --        --         --        --
                                                  -------- ---------   --------      --------- ---------    -------  --------
     Total Institutional II Class
       Share Transactions                               --        --         --             --        --         --        --
                                                  -------- ---------   --------      --------- ---------    -------  --------
     Increase (Decrease) in Net Assets from
       Shareholder Transactions                     (2,946)   (5,177)    26,734         (3,618)   26,083        886       293
                                                  -------- ---------   --------      --------- ---------    -------  --------
   NET INCREASE (DECREASE) IN NET ASSETS            (1,906)       97     27,059        (14,800)   33,621        638       631
                                                  -------- ---------   --------      --------- ---------    -------  --------
NET ASSETS:
   Beginning of period                              41,671    41,574         --         33,621        --      3,571     2,940
                                                  -------- ---------   --------      --------- ---------    -------  --------
   End of period                                  $ 39,765 $  41,671   $ 27,059      $  18,821 $  33,621    $ 4,209  $  3,571
                                                  ======== =========   ========      ========= =========    =======  ========
SHARES ISSUED AND REDEEMED:
   Institutional Class:
     Shares Issued                                     476     1,182        341            678     2,321         43        15
     Shares Issued in Conjunction with
       Acquisition of Common Trust Fund Assets          --        --      2,621             --        --         --        --
     Shares Issued in Lieu of Cash Distributions       255        --          1            457        --          6        13
     Shares Redeemed                                (1,275)   (1,808)      (302)        (1,340)      (37)        --        --
                                                  -------- ---------   --------      --------- ---------    -------  --------
     Total Institutional Class
       Share Transactions                             (544)     (626)     2,661           (205)    2,284         49        28
                                                  -------- ---------   --------      --------- ---------    -------  --------
   Retail Class:
     Shares Issued                                     321       210         --            134        --         37        --
     Shares Issued in Lieu of Cash Distributions        30        13         --             28        --          1        --
     Shares Redeemed                                   (63)      (80)        --            (36)       --         (2)       --
                                                  -------- ---------   --------      --------- ---------    -------  --------
     Total Retail Class Share Transactions             288       143         --            126        --         36        --
                                                  -------- ---------   --------      --------- ---------    -------  --------
   Institutional II Class:
     Shares Issued                                      --        --         --             --        --         --        --
     Shares Issued in Lieu of Cash Distributions        --        --         --             --        --         --        --
     Shares Redeemed                                    --        --         --             --        --         --        --
                                                  -------- ---------   --------      --------- ---------    -------  --------
     Total Institutional II Class
       Share Transactions                               --        --         --             --        --         --        --
                                                  -------- ---------   --------      --------- ---------    -------  --------
     Net Increase (Decrease) in
       Share Transactions                             (256)     (483)     2,661            (79)    2,284         85        28
                                                  ======== =========   ========      ========= =========    =======  ========


The accompanying notes are an integral part of the financial statements.

(2)Commenced operations on November 18, 1996.
(3)Commenced operations on April 1, 1996.
(4)Commenced operations on July 13, 1995.

70 & 71

-------------------------------------------------------------------------------
          Financial Highlights
-------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD ENDED APRIL 30,




            NET ASSET              REALIZED AND   DISTRIBUTIONS DISTRIBUTIONS                                    RATIO OF
              VALUE,     NET        UNREALIZED      FROM NET       FROM      NET ASSET            NET ASSETS     EXPENSES
            BEGINNING INVESTMENT GAINS OR (LOSSES) INVESTMENT     CAPITAL    VALUE, END  TOTAL       END OF     TO AVERAGE
            OF PERIOD  INCOME     ON INVESTMENTS     INCOME        GAINS     OF PERIOD   RETURN+  PERIOD (000)  NET ASSETS
---------------------------------------------------------------------------------------------------------------------------

----------------------
MONEY MARKET PORTFOLIO
----------------------
  INSTITUTIONAL CLASS
  1997       $1.00      0.05           --            (0.05)         --         $1.00      5.36%  $  318,919        0.28%
  1996        1.00      0.06           --            (0.06)         --          1.00      5.78      348,343        0.25
  1995        1.00      0.05           --            (0.05)         --          1.00      5.13      277,859        0.20
  1994 (1)    1.00      0.03           --            (0.03)         --          1.00      2.80      197,162        0.26*
  RETAIL CLASS
  1997       $1.00      0.05           --            (0.05)         --         $1.00      5.03%  $  128,693        0.59%
  1996        1.00      0.05           --            (0.05)         --          1.00      5.44      104,703        0.58
  1995        1.00      0.05           --            (0.05)         --          1.00      4.69       51,081        0.45
  1994 (2)    1.00       --            --              --           --          1.00      0.42           12        1.16*
  INSTITUTIONAL II CLASS
  1997       $1.00      0.05           --            (0.05)         --         $1.00      5.25%  $   62,960        0.38%
  1996  (3)   1.00      0.04           --            (0.04)         --          1.00      4.33       28,790        0.36*
-------------------------------
TAX-FREE MONEY MARKET PORTFOLIO
-------------------------------
  INSTITUTIONAL CLASS
  1997       $1.00      0.03           --            (0.03)        --          $1.00      3.29%  $   69,091        0.28%
  1996        1.00      0.04           --            (0.04)        --           1.00      3.61       74,739        0.22
  1995        1.00      0.03           --            (0.03)        --           1.00      3.24       64,112        0.22
  1994 (1)    1.00      0.02           --            (0.02)        --           1.00      1.87       66,692        0.35*
  RETAIL CLASS
  1997       $1.00      0.03           --            (0.03)        --          $1.00      3.01%  $   16,495        0.55%
  1996        1.00      0.03           --            (0.03)        --           1.00      3.53       16,179        0.34
  1995        1.00      0.03           --            (0.03)        --           1.00      2.74        2,491        0.75
  1994 (4)    1.00       --            --              --          --           1.00      0.20           50        1.25*
  INSTITUTIONAL II CLASS
  1997       $1.00      0.03           --            (0.03)        --          $1.00      3.19%  $   16,727        0.38%
  1996 (5)    1.00      0.02           --            (0.02)        --           1.00      2.62        9,387        0.33*
--------------------------------------
U.S. GOVERNMENT MONEY MARKET PORTFOLIO
--------------------------------------
  INSTITUTIONAL CLASS
  1997       $1.00      0.05          --             (0.05)        --          $1.00      5.22%  $1,250,778        0.32%
  1996        1.00      0.05          --             (0.05)        --           1.00      5.64    1,043,758        0.31
  1995        1.00      0.05          --             (0.05)        --           1.00      5.00      651,113        0.25
  1994 (1)    1.00      0.03          --             (0.03)        --           1.00      2.70      271,437        0.35*
  INSTITUTIONAL II CLASS
  1997       $1.00      0.05          --             (0.05)        --          $1.00      5.12%  $   37,284        0.42%
  1996 (5)    1.00      0.04          --             (0.04)        --           1.00      4.11       17,027        0.41*
------------------------------------
U.S. TREASURY MONEY MARKET PORTFOLIO
------------------------------------
  INSTITUTIONAL CLASS
  1997       $1.00      0.05          --             (0.05)       --           $1.00      5.00%  $  225,924        0.37%
  1996        1.00      0.05          --             (0.05)       --            1.00      5.32      275,259        0.36
  1995        1.00      0.05          --             (0.05)       --            1.00      4.60      221,069        0.38
  1994 (1)    1.00      0.03          --             (0.03)       --            1.00      2.48      137,826        0.43*
  RETAIL CLASS
  1997       $1.00      0.05          --             (0.05)       --           $1.00      4.71%  $   13,673        0.64%
  1996 (6)    1.00      0.02          --             (0.02)       --            1.00      1.82        8,758        0.55*
  INSTITUTIONAL II CLASS
  1997       $1.00      0.05          --             (0.05)       --           $1.00      4.89%  $   63,496        0.47%
  1996 (5)    1.00      0.04          --             (0.04)       --            1.00      3.87       47,220        0.47*
-----------------------------
SHORT-TERM TREASURY PORTFOLIO
-----------------------------
  INSTITUTIONAL CLASS
  1997      $ 9.96      0.50          --             (0.49)     (0.01)         $9.96      5.13%  $   21,563        0.55%
  1996 (7)   10.00      0.06        (0.04)           (0.06)       --            9.96      0.16       18,823        0.55*
  RETAIL CLASS
  1997 (8)  $ 9.95      0.27         0.03            (0.28)     (0.01)         $9.96      3.39%  $   22,937        0.67%*



                              RATIO
             RATIO OF NET  OF EXPENSES
              INVESTMENT   TO AVERAGE
                INCOME      NET ASSETS   PORTFOLIO
              TO AVERAGE   (EXCLUDING    TURNOVER
              NET ASSETS     WAIVERS)      RATE
--------------------------------------------------

----------------------
MONEY MARKET PORTFOLIO
----------------------
  INSTITUTIONAL CLASS
  1997          5.23%         0.43%        --
  1996          5.62          0.44         --
  1995          5.13          0.46         --
  1994 (1)      3.16*         0.52*        --
  RETAIL CLASS
  1997          4.92%         0.83%        --
  1996          5.25          0.77         --
  1995          4.88          0.97         --
  1994 (2)      2.26*       592.55*        --
  INSTITUTIONAL II CLASS
  1997          5.14%         0.53%        --
  1996  (3)     5.37*         0.55*        --
-------------------------------
TAX-FREE MONEY MARKET PORTFOLIO
-------------------------------
  INSTITUTIONAL CLASS
  1997          3.23%         0.44%        --
  1996          3.54          0.45         --
  1995          3.21          0.47         --
  1994 (1)      2.10*         0.53*        --
  RETAIL CLASS
  1997          2.97%         0.84%        --
  1996          3.33          0.90         --
  1995          2.68          2.94         --
  1994 (4)      1.20*        32.17*        --
  INSTITUTIONAL II CLASS
  1997         3.14%         0.54%        --
  1996 (5)     3.35*         0.58*        --
--------------------------------------
U.S. GOVERNMENT MONEY MARKET PORTFOLIO
--------------------------------------
  INSTITUTIONAL CLASS
  1997         5.10%         0.43%        --
  1996         5.45          0.44         --
  1995         5.09          0.47         --
  1994 (1)     3.03*         0.62*        --
  INSTITUTIONAL II CLASS
  1997         5.01%         0.53%        --
  1996 (5)     5.25*         0.56*        --
------------------------------------
U.S. TREASURY MONEY MARKET PORTFOLIO
------------------------------------
  INSTITUTIONAL CLASS
  1997         4.88%         0.43%        --
  1996         5.18          0.45         --
  1995         4.59          0.47         --
  1994 (1)     2.80*         0.51*        --
  RETAIL CLASS
  1997         4.62%         0.83%        --
  1996 (6)     4.71*         0.86*        --
  INSTITUTIONAL II CLASS
  1997         4.79%         0.53%*       --
  1996 (5)     4.98*         0.55*        --
-----------------------------
SHORT-TERM TREASURY PORTFOLIO
-----------------------------
  INSTITUTIONAL CLASS
  1997         5.11%         0.60%     147.86%
  1996 (7)    (0.55)*        0.60*        --
  RETAIL CLASS
  1997 (8)     5.07%*        0.91%*    147.86%





            NET ASSET              REALIZED AND  DISTRIBUTIONS DISTRIBUTIONS                                     RATIO OF
              VALUE,     NET        UNREALIZED      FROM NET       FROM      NET ASSET            NET ASSETS     EXPENSES
            BEGINNING INVESTMENT GAINS OR (LOSSES) INVESTMENT     CAPITAL    VALUE, END  TOTAL       END OF     TO AVERAGE
            OF PERIOD  INCOME     ON INVESTMENTS     INCOME        GAINS     OF PERIOD   RETURN+  PERIOD (000)  NET ASSETS
--------------------------------------------------------------------------------------------------------------------------

---------------------------
MARYLAND TAX-FREE PORTFOLIO
---------------------------
  INSTITUTIONAL CLASS
  1997 (9)  $10.00      0.22          (0.13)         (0.22)         --        $ 9.87      0.89%     $ 79,608       0.67%*
  RETAIL CLASS
  1997 (10) $ 9.96      0.13          (0.07)         (0.15)         --        $ 9.87      0.63%     $  7,997       0.91%*
-------------------------------
PENNSYLVANIA TAX-FREE PORTFOLIO
-------------------------------
  INSTITUTIONAL CLASS
  1997 (9)  $10.00      0.21         (0.08)          (0.21)         --        $ 9.92      1.32%     $ 23,278       0.63%*
  RETAIL CLASS
  1997 (10) $10.01      0.13         (0.07)          (0.15)         --        $ 9.92      0.60%     $  1,177       0.87%*
----------------
INCOME PORTFOLIO
----------------
  INSTITUTIONAL CLASS
  1997      $ 9.80      0.59          0.02           (0.59)         --        $ 9.82      6.51%     $242,966       0.68%
  1996        9.60      0.61          0.20           (0.61)         --          9.80      8.46       180,962       0.73
  1995        9.61      0.58          0.02           (0.58)       (0.03)        9.60      6.53        66,441       0.74
  1994 (11)  10.00      0.38         (0.38)          (0.38)       (0.01)        9.61     (0.08)       54,289       0.77*
  RETAIL CLASS
  1997      $ 9.91      0.59          0.01           (0.57)         --        $ 9.94      6.32%     $  4,102       0.89%
  1996        9.72      0.60          0.19           (0.60)         --          9.91      8.14         4,184       1.02
  1995        9.62      0.55          0.05           (0.47)       (0.03)        9.72      6.45           296       1.23
  1994 (12)   9.69      0.02         (0.06)          (0.03)         --          9.62     (0.41)           30       1.72*
-----------------------------------
INTERMEDIATE FIXED INCOME PORTFOLIO
-----------------------------------
  INSTITUTIONAL CLASS
  1997 (9)  $10.00      0.28         (0.20)          (0.28)         --        $ 9.80      0.78%     $ 76,326       0.68%*
------------------
BALANCED PORTFOLIO
------------------
  INSTITUTIONAL CLASS
  1997      $11.38      0.33          0.53           (0.30)        (0.51)     $11.43      7.85%     $ 76,987       0.74%
  1996       10.04      0.34          1.71           (0.34)        (0.37)      11.38     20.90       102,233       0.75
  1995       10.16      0.33          0.03           (0.29)        (0.19)      10.04      3.75        91,039       0.77
  1994 (11)  10.00      0.19          0.17           (0.19)        (0.01)      10.16      3.56        88,208       0.81*
  RETAIL CLASS
  1997      $11.35      0.28          0.56           (0.28)        (0.51)     $11.40      7.66%     $  6,164       0.96%
  1996       10.04      0.31          1.68           (0.31)        (0.37)      11.35     20.23         3,323       1.09
  1995       10.15      0.27          0.05           (0.24)        (0.19)      10.04      3.33           549       1.26
  1994 (13)  10.62      0.01         (0.43)          (0.05)          --        10.15     (3.95)          166       1.86*
-----------------------
EQUITY INCOME PORTFOLIO
-----------------------
  INSTITUTIONAL CLASS
  1997 (9)  $10.00      0.12          0.67           (0.12)          --       $10.67      7.88%     $ 83,947       0.83%*
--------------------------
BLUE CHIP EQUITY PORTFOLIO
--------------------------
  INSTITUTIONAL CLASS
  1997      $10.12      0.17          2.28           (0.17)        (0.01)     $12.39     24.41%    $  35,690       0.70%
  1996 (14)  10.00       --           0.12             --            --        10.12      1.20        11,456       0.65*
  RETAIL CLASS
  1997 (15) $10.33      0.16          2.06           (0.16)        (0.01)     $12.38     21.74%    $  13,211       0.86%*



                          RATIO
       RATIO OF NET    OF EXPENSES
        INVESTMENT     TO AVERAGE
          INCOME       NET ASSETS   PORTFOLIO   AVERAGE
        TO AVERAGE     (EXCLUDING    TURNOVER  COMMISSION
        NET ASSETS       WAIVERS)      RATE       RATE**
--------------------------------------------------------------------------------

---------------------------
MARYLAND TAX-FREE PORTFOLIO
---------------------------
  INSTITUTIONAL CLASS
  1997 (9)  4.95%*        0.72%*       11.13%      --
  RETAIL CLASS
  1997 (10) 4.70%*        1.10%*       11.13%      --
-------------------------------
PENNSYLVANIA TAX-FREE PORTFOLIO
-------------------------------
  INSTITUTIONAL CLASS
  1997 (9)  4.78%*        0.76%*       32.76%      --
  RETAIL CLASS
  1997 (10) 4.65%*        1.12%*       32.76%      --
----------------
INCOME PORTFOLIO
----------------
  INSTITUTIONAL CLASS
  1997      6.19%         0.68%       271.60%      --
  1996      6.00          0.73        107.33       --
  1995      6.15          0.74         73.00       --
  1994 (11) 4.90*         0.77*        20.00       --
  RETAIL CLASS
  1997      5.96%         1.09%       271.60%      --
  1996      5.54          1.37        107.33       --
  1995      5.66         27.63         73.00       --
  1994 (12) 3.95*        55.35*        20.00       --
-----------------------------------
INTERMEDIATE FIXED INCOME PORTFOLIO
-----------------------------------
  INSTITUTIONAL CLASS
  1997 (9)  5.55%*        0.83%*       17.18%      --
------------------
BALANCED PORTFOLIO
------------------
  INSTITUTIONAL CLASS
  1997      2.79%         0.74%       124.22%    .0673
  1996      3.19          0.75        107.56       --
  1995      3.32          0.77         81.00       --
  1994 (11) 2.41*         0.81*        37.00       --
  RETAIL CLASS
  1997      2.56%         1.19%       124.22%    .0673
  1996      2.51          1.55        107.56       --
  1995      2.83          5.80         81.00       --
  1994 (13) 1.36*        15.08*        37.00       --
-----------------------
EQUITY INCOME PORTFOLIO
-----------------------
  INSTITUTIONAL CLASS
  1997 (9)  2.47%*        0.93%*       34.38%    .0689
--------------------------
BLUE CHIP EQUITY PORTFOLIO
--------------------------
  INSTITUTIONAL CLASS
  1997      1.55%         0.90%        46.91%    .0727
  1996 (14) 1.52*         1.38*         0.97       --
  RETAIL CLASS
  1997 (15) 1.29%*        1.25%*       46.91%    .0727

  *     ANNUALIZED
  **    AVERAGE  COMMISSION  RATE PAID PER SHARE FOR SECURITY  PURCHASES  AND SALES
        DURING THE PERIOD.  PRESENTATION OF THE RATE IS ONLY REQUIRED FOR FISCAL YEARS
        BEGINNING AFTER SEPTEMBER 1, 1995.
  +     TOTAL RETURN FOR THE RETAIL CLASS DOES NOT INCLUDE THE ONE TIME SALES CHARGE.
  (1)   COMMENCED OPERATIONS ON JUNE 14, 1993.
  (2)   COMMENCED OPERATIONS ON MARCH 2, 1994.
  (3)   COMMENCED OPERATIONS ON JULY 21, 1995.
  (4)   COMMENCED OPERATIONS ON MARCH 15, 1994.
  (5)   COMMENCED OPERATIONS ON JULY 28, 1995.
  (6)   COMMENCED OPERATIONS ON DECEMBER 15, 1995.
  (7)   COMMENCED OPERATIONS ON MARCH 20, 1996.
  (8)   COMMENCED OPERATIONS ON SEPTEMBER 9, 1996.
  (9)   COMMENCED OPERATIONS ON NOVEMBER 18, 1996.
  (10)  COMMENCED OPERATIONS ON JANUARY 2, 1997.
  (11)  COMMENCED OPERATIONS ON JULY 16, 1993.
  (12)  COMMENCED OPERATIONS ON APRIL 12, 1994.
  (13)  COMMENCED OPERATIONS ON MARCH 9, 1994.
  (14)  COMMENCED OPERATIONS ON APRIL 1, 1996.
  (15)  COMMENCED OPERATIONS ON MAY 16, 1996.
  (16)  COMMENCED OPERATIONS ON JULY 13, 1995.
  (17)  COMMENCED OPERATIONS ON DECEMBER 30, 1994.
  (18)  COMMENCED OPERATIONS ON NOVEMBER 1, 1996.

  The  accompanying  notes  are an  integral  part of the financial statements.

--------------------------------------------------------------------------------
          Financial Highlights (concluded)
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD ENDED APRIL 30,




            NET ASSET              REALIZED AND  DISTRIBUTIONS DISTRIBUTIONS                                     RATIO OF
              VALUE,     NET        UNREALIZED      FROM NET       FROM      NET ASSET            NET ASSETS     EXPENSES
            BEGINNING INVESTMENT GAINS OR (LOSSES) INVESTMENT     CAPITAL    VALUE, END  TOTAL       END OF     TO AVERAGE
            OF PERIOD   INCOME    ON INVESTMENTS     INCOME        GAINS     OF PERIOD   RETURN+  PERIOD (000)  NET ASSETS
---------------------------------------------------------------------------------------------------------------------------

---------------
STOCK PORTFOLIO
---------------
  INSTITUTIONAL CLASS
  1997 (9)  $10.00     0.03             0.77         (0.03)         --        $10.77     8.04%     $ 40,571        0.90%*
------------------------
CAPITAL GROWTH PORTFOLIO
------------------------
  INSTITUTIONAL CLASS
  1997      $11.60     0.11             1.41         (0.14)       (1.06)      $11.92    13.46%     $ 34,170        0.39%
  1996       10.20     0.16             2.17         (0.16)       (0.77)       11.60    23.62        39,560        0.24
  1995       10.19     0.14             0.16         (0.11)       (0.18)       10.20     3.15        41,170        0.74
  1994 (11)  10.00     0.06             0.21         (0.03)       (0.05)       10.19     2.66        52,233        0.87*
  RETAIL CLASS
  1997      $11.56     0.09             1.41         (0.13)       (1.06)      $11.87    13.39%     $  5,595        0.56%
  1996       10.18     0.12             2.15         (0.12)       (0.77)       11.56    23.24         2,111        0.50
  1995       10.18     0.08             0.18         (0.08)       (0.18)       10.18     2.74           404        1.23
  1994 (13)  10.89      --             (0.71)          --           --         10.18    (6.52)           87        1.92*
------------------------
MID-CAP EQUITY PORTFOLIO
------------------------
  INSTITUTIONAL CLASS
  1997 (9)  $10.00     0.03             0.17         (0.03)         --        $10.17     1.98%     $ 27,059       0.90%*
------------------------
SPECIAL EQUITY PORTFOLIO
------------------------
  INSTITUTIONAL CLASS
  1997      $14.72    (0.01)           (2.97)         --         (3.21)       $ 8.53   (23.43)%    $ 17,746       0.95%
  1996 (16   10.00     0.09             4.72        (0.09)         --          14.72    48.34        33,621       0.91*
  RETAIL CLASS
  1997 (15) $15.47    (0.01)           (3.72)         --         (3.21)       $ 8.53   (27.14)%    $  1,075       1.11%*
------------------------------
INTERNATIONAL EQUITY PORTFOLIO
------------------------------
  INSTITUTIONAL CLASS
  1997      $11.23     0.05            (0.63)        --          (0.20)       $10.45    (5.22)%    $  3,836       1.55%
  1996       10.13     0.19             1.37       (0.23)        (0.23)        11.23    15.66         3,571       1.55
  1995 (17)  10.00     0.03             0.10         --            --          10.13     1.30         2,940       1.55*
  RETAIL CLASS
  1997 (18) $10.63     0.01              --          --          (0.20)       $10.44    (0.15)%    $    373       1.77%*



                             RATIO
            RATIO OF NET   OF EXPENSES
             INVESTMENT    TO AVERAGE
               INCOME      NET ASSETS   PORTFOLIO   AVERAGE
             TO AVERAGE    (EXCLUDING    TURNOVER  COMMISSION
             NET ASSETS      WAIVERS)      RATE       RATE**
-------------------------------------------------------------

---------------
STOCK PORTFOLIO
---------------
  INSTITUTIONAL CLASS
  1997 (9)      0.76%*        0.95%*      83.17%    .0720
------------------------
CAPITAL GROWTH PORTFOLIO
------------------------
  INSTITUTIONAL CLASS
  1997          0.92%         0.85%      246.14%    .0692
  1996          1.26          0.84       578.57       --
  1995          1.35          0.85       182.00       --
  1994 (11)     0.78*         0.87*       41.00       --
  RETAIL CLASS
  1997          0.74%         1.30%      246.14%    .0692
  1996          1.05          1.65       578.57       --
  1995          0.86          9.73       182.00       --
  1994 (13)    (0.27)*       30.78*       41.00       --
------------------------
MID-CAP EQUITY PORTFOLIO
------------------------
  INSTITUTIONAL CLASS
  1997 (9)      0.65%*        0.95%*      14.74%    .0715
------------------------
SPECIAL EQUITY PORTFOLIO
------------------------
  INSTITUTIONAL CLASS
  1997         (0.12)%        0.95%      704.41%    .0678
  1996 (16      0.60*         0.91*      286.80       --
  RETAIL CLASS
  1997 (15)    (0.13)%*       1.21%*     704.41%    .0678
------------------------------
INTERNATIONAL EQUITY PORTFOLIO
------------------------------
  INSTITUTIONAL CLASS
  1997          0.33%         1.91%       26.65%    .0381
  1996          0.15          2.96        37.16       --
  1995 (17)     0.97*         5.35*        2.00       --
  RETAIL CLASS
  1997 (18)     0.16%*        2.50%*      26.65%    .0381

  *     ANNUALIZED
  **    AVERAGE  COMMISSION  RATE PAID PER SHARE FOR SECURITY  PURCHASES  AND SALES
        DURING THE PERIOD.  PRESENTATION OF THE RATE IS ONLY REQUIRED FOR FISCAL YEARS
        BEGINNING AFTER SEPTEMBER 1, 1995.
  +     TOTAL RETURN FOR THE RETAIL CLASS DOES NOT INCLUDE THE ONE TIME SALES CHARGE.
  (1)   COMMENCED OPERATIONS ON JUNE 14, 1993.
  (2)   COMMENCED OPERATIONS ON MARCH 2, 1994.
  (3)   COMMENCED OPERATIONS ON JULY 21, 1995.
  (4)   COMMENCED OPERATIONS ON MARCH 15, 1994.
  (5)   COMMENCED OPERATIONS ON JULY 28, 1995.
  (6)   COMMENCED OPERATIONS ON DECEMBER 15, 1995.
  (7)   COMMENCED OPERATIONS ON MARCH 20, 1996.
  (8)   COMMENCED OPERATIONS ON SEPTEMBER 9, 1996.
  (9)   COMMENCED OPERATIONS ON NOVEMBER 18, 1996.
  (10)  COMMENCED OPERATIONS ON JANUARY 2, 1997.
  (11)  COMMENCED OPERATIONS ON JULY 16, 1993.
  (12)  COMMENCED OPERATIONS ON APRIL 12, 1994.
  (13)  COMMENCED OPERATIONS ON MARCH 9, 1994.
  (14)  COMMENCED OPERATIONS ON APRIL 1, 1996.
  (15)  COMMENCED OPERATIONS ON MAY 16, 1996.
  (16)  COMMENCED OPERATIONS ON JULY 13, 1995.
  (17)  COMMENCED OPERATIONS ON DECEMBER 30, 1994.
  (18)  COMMENCED OPERATIONS ON NOVEMBER 1, 1996.

  The accompanying notes are an integral part of the financial statements.


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

                                       APRIL 30, 1997  [ARK FUNDS LOGO OMITTED]
-------------------------------------------------------------------------------
                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

1. Organization

ARK Funds (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust pursuant to a Declaration of Trust dated October 22, 1992, and amended and restated on March 19, 1993.
     The Fund consists of seventeen portfolios: Money Market Portfolio, Tax-Free Money Market Portfolio, U.S. Government Money Market Portfolio, U.S. Treasury Money Market Portfolio, Short-Term Treasury Portfolio, Maryland Tax-Free Portfolio, Pennsylvania Tax-Free Portfolio, Income Portfolio, Intermediate Fixed Income Portfolio, Balanced Portfolio (formerly Growth and Income Portfolio,) Equity Income Portfolio, Blue Chip Equity Portfolio, Stock Portfolio, Capital Growth Portfolio, Mid-Cap Equity Portfolio, Special Equity Portfolio and International Equity Portfolio (individually a "Portfolio" and collectively the "Portfolios"). The Fund may issue an unlimited number of shares of each of its Portfolios.
     Each Portfolio (with the exception of the U.S. Government Money Market Portfolio, Equity Income Portfolio, Intermediate Fixed Income Portfolio, Mid-Cap Equity Portfolio, and Stock Portfolio) offers both Institutional and Retail Class shares. In addition, each money market Portfolio offers Institutional II Class shares. Institutional Class shares were originally offered with the commencement of each Portfolio's operations. Retail Class shares commenced in April 1994 for the Income Portfolio, in March 1994 for the Tax-Free Money Market Portfolio, Money Market Portfolio, Balanced Portfolio and Capital Growth Portfolio, in December 1995 for the U.S. Treasury Money Market Portfolio, in May 1996 for the Blue Chip Equity Portfolio and Special Equity Portfolio, in September 1996 for the Short-Term Treasury Portfolio and in November 1996 for the International Equity Portfolio. Retail Class shares have not yet been issued for the U.S. Government Money Market Portfolio. Institutional II Class shares commenced in July 1995 for the U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Money Market Portfolio and Tax-Free Money Market Portfolio. Each class of shares has equal rights as to earnings, assets and voting privileges, except that each class bears different distribution and shareholder service expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Portfolios.
     The following is a summary of significant accounting policies followed by the Portfolios.
     SECURITY VALUATION - Securities listed on a securities exchange for which market quotations are readily available are valued at the last reported sale price on the principal exchange on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recently quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less to maturity are valued at their amortized cost.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------


     When market quotations are not readily available, securities of the Special Equity Portfolio are valued at fair value as determined in good faith under procedures established and approved by the Board of Trustees. Securities valued in good faith by the Board of Trustees amounted to $43,750 (.2% of net assets) and have been noted in the Statement of Net Assets.
     Investment securities held by the money market Portfolios are stated at their amortized cost which approximates market value. Under the amortized cost method, any discount or premium is amortized ratably to the maturity of the security and is included in interest income.
     INCOME TAXES - It is the intention of each Portfolio to qualify as a regulated investment company and to distribute all of its taxable income. Accordingly, no provision for federal income taxes is considered necessary.
     The International Equity Portfolio may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on either income earned or repatriated. The International Equity Portfolio accrues such taxes when the related income is earned.
     NET ASSET VALUE PER SHARE - The net asset value per share of each class of each Portfolio is calculated each business day. It is computed by dividing the assets of each class of the Portfolio, less the class-related liabilities, by the number of outstanding shares of each class of the Portfolio.
     CLASSES - Class-specific expenses are borne by that class. Income, expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.
     ORGANIZATIONAL COSTS - All organizational costs associated with the start-up of the Portfolios are being amortized on a straight-line basis over a period of sixty months. If any or all of the shares representing initial capital of a Portfolio are redeemed by any holder thereof prior to the end of the amortization period, the proceeds will be reduced by the unamortized organization cost balance in the same proportion as the number of shares redeemed bears to the initial shares outstanding immediately preceding the redemption.
     REPURCHASE AGREEMENTS - Securities pledged as collateral for repurchase agreements are held by the custodian bank until maturity of the repurchase agreements. Provisions of the repurchase agreements and procedures adopted by the Board of Trustees require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.
     SHORT SALES - The Portfolios may sell a security that they own "short against the box" in anticipation of a decline in the market value of that security. As collateral for this transaction, the Portfolio must deposit liquid securities with the broker-dealer through which it made the short sale. A gain, limited to the price at which the Portfolio sold the security short, or a loss, the difference between the proceeds received and the market value of the security, will be recognized upon termination of the short sale.
     DOLLAR ROLL TRANSACTIONS - The Income Portfolio, Balanced Portfolio, and Special Equity Portfolio may engage in dollar roll transactions with

                                        APRIL 30, 1997  [ARK FUNDS LOGO OMITTED]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

respect to mortgage-related securities issued by GNMA, FNMA, and FHLMC.
In a dollar roll transaction, a Portfolio sells a mortgage-related security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution at a later date at an agreed upon price. The mortgage-related securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories.
     WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS - Each Portfolio may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Portfolio to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the yield obtained in a transaction and therefore the value of the security) may be less favorable than the yield (and therefore the value of the security) available in the market when the securities delivery takes place. A Portfolio is required to hold and maintain in a segregated account until the settlement date cash, U.S. Government securities or liquid, high grade debt obligations in an amount sufficient to meet the purchase price. No Portfolio intends to engage in when-issued purchases and forward commitments for speculative purposes.
     FOREIGN CURRENCY TRANSLATION - The books and records of the International Equity Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, other assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.
     For foreign equity securities, the International Equity Portfolio does not isolate that portion of gains and losses on investments in securities that is due to changes in foreign exchange rates from that which is due to changes in market prices of such securities. The International Equity Portfolio does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon sale or maturity of foreign currency denominated debt obligations in accordance with Federal income tax regulations. Such amounts are categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.
     The International Equity Portfolio reports gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses, to the extent realized, are treated as ordinary income or loss for federal income tax purposes.
     FORWARD FOREIGN CURRENCY CONTRACTS - The International Equity Portfolio may enter into forward foreign currency contracts as hedges against specific transactions or portfolio positions.
     Such contracts protect the value of the Portfolio's investment securities against a decline in the value of currency, but do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase. In addition, if the counterparty to the contract fails to deliver under the terms of the contract, realization of any gains or losses could be delayed or limited.
     All commitments are "marked-to-market" daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Portfolio realizes gains or losses at the time forward contracts are extinguished, except that gains or losses on certain open contracts are required to be recognized for U.S. federal income tax purposes at the close of the Portfolio's taxable year and are generally treated as ordinary income for such purposes.
     DISTRIBUTIONS - Dividends from net investment income are declared daily and paid monthly for each money market portfolio. The Short-Term Treasury Portfolio, Income Portfolio, Intermediate Fixed Income Portfolio, Maryland Tax-Free Portfolio, Pennsylvania Tax-Free Portfolio and Equity Income Portfolio declare and pay dividends monthly, the Balanced Portfolio, Blue Chip Equity Portfolio, Mid-Cap Equity Portfolio and Stock Portfolio declare and pay dividends quarterly, and the Capital Growth Portfolio, Special Equity Portfolio and International Equity Portfolio declare and pay dividends annually from net investment income. Distributions from net capital gains, if any, are declared and paid at least annually by each Portfolio.
     Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital in the period that the difference arises.

     On the Statement of Net Assets, the following adjustments were made (000):

                           Acumulated    Undistributed
                         Net Realized   Net Investment
Portfolio                 Gain (Loss)       Income        Paid-in-Capital
------------              ----------    --------------    ---------------
Money Market                 $(40)           $48               $(8)
Tax-Free Money Market          --              8                (8)
U.S. Government Money Market  (51)            59                (8)
U.S. Treasury Money Market    (18)            26                (8)
Income                          3              5                (8)
Balanced                       --              4                (4)
Capital Growth                 --              4                (4)
Special Equity                (54)            29                25
International Equity            3            (11)                8
     In addition, the International Equity Portfolio had a permanent difference reclassified from realized foreign exchange loss to undistributed net investment income of $8,000. These reclassifications have no effect on net assets or net asset value per share.
     OTHER - Security transactions are accounted for on the date the security is purchased or sold (trade date). Net realized capital gains and losses on the sale of investment securities are determined using the identified cost method with the exception of the money market Portfolios, for which original issue discounts and purchase premiums on securities held by the Portfolios are accreted and amortized ratably to maturity using the effective interest method. Dividend income is recognized on the ex-dividend date and interest income is recognized using the accrual method.

3. Investment Advisory and Administrative Fees and Other Transactions with Affiliates

Allied Investment Advisors, Inc. is the investment adviser to each of the Portfolios, with the exception of the International Equity Portfolio, which is

                                         APRIL 30, 1997 [ARK FUND LOGO OMITTED]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

advised by AIB Investment Managers Limited ("AIB I.M."). Allied Investment Advisors, Inc. and AIB I.M. are affiliates of FMB Trust Company, N.A. Pursuant to an investment advisory contract on behalf of each Portfolio, Allied Investment Advisors, Inc. and AIB I.M. (in the case of the International Equity Portfolio) are entitled to receive fees for their advisory services at the annual rates shown in the following table based on the average net assets of the Portfolio.

Portfolio                                    Annual Rate
--------                                    ------------
Money Market                                    .25%
Tax-Free Money Market                           .25%
U.S. Government Money Market                    .25%
U.S. Treasury Money Market                      .25%
Short-Term Treasury                             .35%
Maryland Tax-Free                               .50%
Pennsylvania Tax-Free                           .50%
Income                                          .50%
Intermediate Fixed Income                       .60%
Balanced                                        .55%
Equity Income                                   .70%
Blue Chip Equity                                .60%
Stock                                           .70%
Capital Growth                                  .60%
Mid-Cap Equity                                  .70%
Special Equity                                  .60%
International Equity                            .80%
     Allied Investment Advisors, Inc. and AIB I.M. have agreed to waive a portion of their fees or reimburse expenses on certain Portfolios in order to limit total operating expenses of such Portfolios. The waivers are voluntary and may be discontinued at anytime.
     SEI Fund Resources serves as administrator and transfer agent for the Fund under an Administration Agreement and Transfer Agency Agreement. SEI Fund Resources is entitled to receive an annual fee of .13% of each Portfolio's average net assets, paid monthly, for services performed under the agreement. SEI Fund Resources has voluntarily agreed to waive a portion of its administrative fees on certain Portfolios in order to limit total operating expenses of such Portfolios. The waiver is voluntary and may be discontinued at any time. SEI Investments Distribution Co. (formerly SEI Financial Services) acts as distributor for the Fund pursuant to a General Distribution Agreement on behalf of each Portfolio.
     FMB Trust Company, N.A. serves as custodian to each of the Portfolios.

4. Distribution Plan and Shareholder Services Plan

The Fund's Board of Trustees has adopted a Distribution Plan on behalf of the Retail Class of each Portfolio and a Distribution and Service Plan on behalf of the Institutional II Class of each money market Portfolio pursuant to Rule 12b-1 under the 1940 Act ("the Plan"). Under the Plan, SIDCO (formerly SFS) is entitled to a fee of .75% of average net assets of the Retail and Institutional II Classes of each Portfolio. However, the Trustees have authorized payment of a fee to SIDCO of .25% of the average net assets of the Retail Class of each money market Portfolio; .30% of average net assets of the Retail Class of the Income Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio, .40% of average net assets of the Retail Class of the Short-Term Treasury Portfolio, Balanced Portfolio, Capital Growth Portfolio, Special Equity Portfolio and International Equity Portfolio, and .55% of average net assets of the Retail Class of the Blue Chip Equity Portfolio, and .10% of the average net assets of the Institutional II Class of each money market Portfolio. SIDCO has

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

voluntarily agreed to waive a portion of its fee on certain Portfolios in order to limit total operating expenses of such Portfolios. The waiver is voluntary and may be discontinued at any time.
     In addition, the Board of Trustees has adopted a Shareholder Services Plan on behalf of the Retail Class of the Portfolios to compensate qualified recipients for individual shareholder services and account maintenance. The recipients are paid a service fee at the annual rate of up to .25% of average net assets of the Retail Class of each Portfolio or such lesser amount as may be approved by the Trustees. Currently, the Trustees have approved a fee for shareholder services of .15% of average net assets of the Retail Class of each Portfolio, except the Short-Term Treasury Portfolio, Blue Chip Equity Portfolio, International Equity Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio, for which the Trustees have approved a fee of .06%.

5. Investment Transactions

The cost of securities purchased and the proceeds from the sale of securities, other than short-term investments, during the period ended April 30, 1997, were as follows:
                                ------------------
                                Purchases    Sales
Portfolio                         (000)      (000)
--------                        ---------    ------
Short-Term Treasury              $ 60,250  $ 41,490
Maryland Tax-Free                  18,305     9,135
Pennsylvania Tax-Free               8,701     7,161
Income                            542,014   546,204
Intermediate Fixed Income          12,458    13,220
Balanced                          114,388   142,573
Equity Income                      28,729    27,436
Blue Chip Equity                   40,365    11,349
Stock                              34,688    39,954
Capital Growth                     93,026   100,048
Mid-Cap Equity                      4,551     3,887
Special Equity                    155,830   166,061
International Equity                9,793     1,876

     For federal income tax purposes, securities owned at April 30, 1997 was not materially different from the amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation based on Federal tax cost of securities at April 30, 1997 for each Portfolio is as follows:

                                                      Net
                                                   Unrealized
                                                  Appreciation/
                          Securities  Securities (Depreciation)
Portfolio                    (000)       (000)       (000)
--------                  ----------  ---------- ------------
Short-Term Treasury        $    --   $   (230)     $  (230)
Maryland Tax-Free            2,048       (324)       1,724
Pennsylvania Tax-Free          347       (141)         206
Income                       1,965     (2,218)        (253)
Intermediate Fixed Income      519       (490)          29
Balanced                     9,699     (1,426)      (8,273)
Equity Income               13,883     (1,274)      12,609
Blue Chip Equity             6,052       (736)       5,316
Stock                       11,463       (177)      11,286
Capital Growth               4,710     (1,059)       3,651
Mid-Cap Equity               8,291     (1,633)       6,658
Special Equity                 546     (2,002)      (1,456)
International Equity           535       (355)         180


At April 30, 1997, the following Portfolios have capital loss carryforwards and post October losses:

                 Capital Loss                    Post
                 Carryforward  Expiration  October 31, 1996
                    Amount        Date      Deferred Losses
Portfolio            (000)                       (000)
---------         ----------   ----------   --------------
Money Market        $  --           --           $  5
U.S. Government
   Money Market        --           --             30
U.S. Treasury
   Money Market         4         2005              1
Income                230         2003             --
                      784         2004             --
                    2,860         2005             --
Intermediate Fixed
   Income              --           --             81
Special Equity         --           --          2,724
International Equity   --           --             18

6. Concentration of Credit Risk

The Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio invest in debt instruments of municipal issuers. Although these Portfolios monitor investment concentration, the issuers' ability to meet their obligations may be affected by economic developments in a specific state or region.
     The Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio invest in securities which include revenue bonds and general obligation bonds.

                                          APRIL 30, 1997 [ARK FUND LOGO OMITTED]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

At April 30, 1997, the percentage of portfolio investments by each revenue source was as follows:

                            Maryland             Pennsylvania
                       Tax-Free Portfolio     Tax-Free Portfolio
                       -------------------    ------------------
Revenue Bonds:
   Education Bonds             11%                   19%
   Health Care Bonds           12                    12
   Transportation Bonds         7                     4
   Utility Bonds                4                     9
   Housing Bonds                0                     2
   Pollution Control Bonds      3                     4
   Public Facility Bonds        2                     1
   Industrial Bonds             1                     1
   Other                        7                    11
General Obligations            53                    37
                             ----                  ----
                              100%                  100%
                             ====                  ====

7. Common Trust Fund Conversion

On November 18, 1996, certain common trust funds of FMB Trust and its affiliates were converted into the ARK Funds. The Funds that were involved in the conversion are as follows:

Common Trust Fund                         ARK Fund
-----------------                         --------
CTF Tax-Exempt Fund                       Maryland Tax-Free Portfolio
CTF Pennsylvania Municipal Bond Fund      Pennsylvania Tax-Free Portfolio
CTF Intermediate-Term Fixed Income Fund   Intermediate Fixed Income Portfolio
CTF Stock Fund                            Stock Portfolio
CTF Equity Income Fund                    Equity Income Portfolio
CTF Mid-Cap Equity Fund                   Mid-Cap Equity Portfolio
CTF Qualified Plans Mid-Cap Equity Fund   Mid-Cap Equity Portfolio
CTF Fixed Income Fund                     Income Portfolio

The assets, which consisted of securities and related receivables, were converted on a tax-free basis. The number of Institutional Class shares issued for each fund and the net assets of each common trust fund (including net unrealized gain/loss) immediately before the conversion were as follows:


Common Trust Fund                             Net Assets
-----------------                            -----------
CTF Tax-Exempt Fund                          $81,100,250
CTF Pennsylvania Municipal Bond Fund          22,507,951
CTF Intermediate-Term Fixed Income Fund       78,230,519
CTF Stock Fund                                43,067,476
CTF Equity Income Fund                        80,587,319
CTF Qualified Plans Mid-Cap Equity Fund
   & CTF Mid-Cap Equity Fund                  26,212,249
CTF Fixed Income Fund                         55,912,875

     Six new mutual funds were created from the common trust funds, with the exception of the CTF Fixed Income Fund, which was converted into the existing Income Portfolio. The net assets of the ARK Funds Income Portfolio immediately before the conversion were $191,986,710.
     The value and number of shares issued in exchange for each common trust fund's assets and shares outstanding in the tax-free conversions are included in the capital share transactions of the Institutional Class in the Statement of Changes in Net Assets for each respective Portfolio.

8. Other Matters

Retail Class shares of the Income Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio are subject to a maximum sales charge of 4.50% of the public offering price. Balanced Portfolio, Blue Chip Equity Portfolio, Capital Growth Portfolio, Special Equity Portfolio, International Equity Portfolio are subject to a maximum sales charge of 4.75% of the public offering price. Effective March 1, 1994, sales loads have been waived for all purchases of Retail Class shares. The sales load waiver was in effect through the year ended April 30, 1997.

9. Shareholder Voting Results (Unaudited)

Pursuant to a consent dated November 15, 1996, the sole shareholder of each class of the Intermediate Fixed Income, Equity Income, Stock, Pennsylvania Tax-Free and Mid-Cap Equity Portfolios approved (i) the Investment Advisory Agreement between the ARK Funds and Allied Investment Advisors, Inc. dated May 1, 1993 and the Fee Schedule to such Agreement with respect to such Portfolio;
(ii) the Administration Agreement between the ARK Funds and SEI Fund Resources dated November 1, 1995; (iii) the Distribution Agreement between the Fund and SEI Investments Distribution Co. (formerly SEI Financial Services Company) dated November 1, 1995; and (iv) the form of Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Retail Class shares of each such Portfolio.

--------------------------------------------------------------------------------
Notice to Shareholders (Unaudited)
--------------------------------------------------------------------------------

For taxpayers filing on a calendar year basis, this notice is for informational purposes only.

For the fiscal year ended April 30, 1997, each Portfolio is designating qualifying dividends and exempt income with regard to distributions paid during the year as follows:


                                         (A)*            (B)*            (C)            (D)**          (E)**         (F)**
                                       LONG TERM       ORDINARY
                                     CAPITAL GAINS      INCOME          TOTAL                           TAX
                                     DISTRIBUTIONS   DISTRIBUTIONS  DISTRIBUTIONS    QUALIFYING       EXEMPT        FOREIGN
PORTFOLIO                             (TAX BASIS)     (TAX BASIS)    (TAX BASIS)    DIVIDENDS(1)     INTEREST     TAX CREDIT
----------                           ------------    ------------    ------------   ------------   ------------   ------------

Money Market                              0%             100%            100%             0%              0%           0%
Tax-Free Money Market                     0%             100%            100%             0%            100%           0%
U.S. Government Money Market              0%             100%            100%             0%              0%           0%
U.S. Treasury Money Market                0%             100%            100%             0%              0%           0%
Short-Term Treasury                       0%             100%            100%             0%              0%           0%
Maryland Tax-Free                         0%             100%            100%             0%            100%           0%
Pennsylvania Tax-Free                     0%             100%            100%             0%             98%           0%
Income                                    0%             100%            100%             0%              0%           0%
Intermediate Fixed Income                 0%             100%            100%             0%              0%           0%
Balanced                                 41%              59%            100%            14%              0%           0%
Equity Income                             0%             100%            100%           100%              0%           0%
Blue Chip Equity                          0%             100%            100%            77%              0%           0%
Stock                                     0%             100%            100%           100%              0%           0%
Capital Growth                            0%             100%            100%            10%              0%           0%
Mid-Cap Equity                            0%             100%            100%           100%              0%           0%
Special Equity                            0%             100%            100%             0%              0%           0%
International Equity                     72%              28%            100%             0%              0%           0%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
 *  Items (A) and (B) are based on a percentage of the Portfolio's total distributions.
**  Items (D), (E) and (F) are based on a percentage of ordinary income distributions of the Portfolio.

Please consult your tax adviser for proper treatment of this information.


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Notes
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INVESTMENT ADVISERS
Allied Investment Advisors, Inc.
   Baltimore, Maryland
AIB Investment Managers Limited
   Dublin, Ireland

TRUSTEES
William H. Cowie, Jr.
David D. Downes
Charlotte R. Kerr
George K. Reynolds, III
Thomas Schweizer

ADMINISTRATOR
SEI Fund Resources
   Oaks, Pennsylvania

DISTRIBUTOR
SEI Investments Distribution Company
   Oaks, Pennsylvania

LEGAL COUNSEL
Piper & Marbury, L.L.P.
   Baltimore, Maryland

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
   Boston, Massachusetts

CUSTODIAN
FMB Trust Company, N.A.
   Baltimore, Maryland








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This material must be preceded or
accompanied by a current prospectus.                               AK0430(97-6)